Exhibit 10.6

DEPARTMENT OF SOCIAL AND HEALTH SERVICES

MEDICAL ASSISTANCE ADMINISTRATION

2003 – 2005 CONTRACT

Amendment 2

Effective January 1, 2004

FOR

HEALTHY OPTIONS

AND

STATE CHILDREN’S HEALTH

INSURANCE PLAN

APPROVED AS TO FORM BY THE ATTORNEY GENERAL’S OFFICE

TABLE OF CONTENTS

1. DEFINITIONS		1

1.1	ACTION	1
1.2	ADVANCE DIRECTIVE	1
1.3	ANCILLARY SERVICES	1
1.4	APPEAL	1
1.5	APPEAL PROCESS	1
1.6	CHILDREN WITH SPECIAL HEALTH CARE NEEDS	1
1.7	COLD CALL MARKETING	1
1.8	COMPARABLE COVERAGE	1
1.9	CONTINUITY OF CARE	1
1.10	COORDINATION OF CARE	2
1.11	COVERED SERVICES	2
1.12	DUAL COVERAGE	2
1.13	EPSDT	2
1.14	ELIGIBLE CLIENTS	2
1.15	EMERGENCY MEDICAL CONDITION	2
1.16	EMERGENCY SERVICES	2
1.17	ENROLLEE	2
1.18	GRIEVANCE	3
1.19	GRIEVANCE PROCESS	3
1.20	GRIEVANCE SYSTEM	3
1.21	HEALTH CARE PROFESSIONAL	3
1.22	MANAGED CARE	3
1.23	MARKETING	3
1.24	MARKETING MATERIALS	3
1.25	MEDICALLY NECESSARY SERVICES	3
1.26	PARTICIPATING PROVIDER	3
1.27	PEER-REVIEWED MEDICAL LITERATURE	4
1.28	PHYSICIAN GROUP	4
1.29	PHYSICIAN INCENTIVE PLAN	4
1.30	POST-STABILIZATION SERVICES	4
1.31	POTENTIAL ENROLLEE	4
1.32	PRIMARY CARE PROVIDER (PCP)	4
1.33	RISK	4
1.34	SERVICE AREA	5
1.35	SCHIP	5
1.36	SUBCONTRACT	5

2. ENROLLMENT		5

2.1	SERVICE AREAS	5
2.2	ELIGIBLE CLIENT GROUPS	6
2.3	CLIENT NOTIFICATION	6
2.4	EXEMPTION FROM ENROLLMENT	6
2.5	ENROLLMENT PERIOD	7
2.6	ENROLLMENT PROCESS	7
2.7	EFFECTIVE DATE OF ENROLLMENT	7
2.8	ENROLLMENT LISTING AND REQUIREMENTS FOR CONTRACTOR’S RESPONSE	8
2.9	TERMINATION OF ENROLLMENT	8
2.10	ENROLLMENT NOT DISCRIMINATORY	11

3. PAYMENT		12

3.1	RATES/PREMIUMS	12

3.2	DELIVERY CASE RATE PAYMENT	13
3.3	RENEGOTIATION OF RATES	14
3.4	REINSURANCE/RISK PROTECTION	14
3.5	RECOUPMENTS	14
3.6	ENROLLEE HOSPITALIZED AT ENROLLMENT	14
3.7	ENROLLEE HOSPITALIZED AT DISENROLLMENT	15
3.8	THIRD-PARTY LIABILITY (TPL)	15
3.9	SUBROGATION RIGHTS OF THIRD-PARTY LIABILITY	16
3.10	RATE SETTING METHODOLOGY	17
3.11	COPAYMENTS	17

4. ACCESS AND CAPACITY		17

4.1	NETWORK CAPACITY	17
4.2	ACCESSIBILITY OF SERVICES	18
4.3	24/7 AVAILABILITY	18
4.4	APPOINTMENT STANDARDS	18
4.5	PROVIDER NETWORK-DISTANCE STANDARDS	19
4.6	ACCESS TO SPECIALTY CARE	20
4.7	EQUAL ACCESS FOR ENROLLEES AND POTENTIAL ENROLLEES WITH COMMUNICATION BARRIERS	20
4.8	AMERICANS WITH DISABILITIES ACT	21
4.9	CAPACITY LIMITS AND ORDER OF ACCEPTANCE	22
4.10	ASSIGNMENT OF ENROLLEES	23
4.11	PROVIDER NETWORK CHANGES	23
4.12	WOMEN’S HEALTH CARE SERVICES	23
4.13	MATERNITY NEWBORN LENGTH OF STAY	23
4.14	CULTURAL CONSIDERATIONS	23

5. QUALITY OF CARE		24

5.1	QUALITY IMPROVEMENT PROGRAM	25
5.2	ACCREDITATION	25
5.3	PERFORMANCE IMPROVEMENT PROJECTS	26
5.4	INDEPENDENT QUALITY REVIEW ORGANIZATION (EQRO)	27
5.5	CAHPS®	27
5.6	PROVIDER EDUCATION	29
5.7	CLAIMS PAYMENT STANDARDS	29
5.8	HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA)	29
5.9	PRACTICE GUIDELINES	30
5.10	ADVANCE DIRECTIVES	30
5.11	HEALTH INFORMATION SYSTEMS	32

6. REPORTING REQUIREMENTS		32

6.1	CERTIFICATION REQUIREMENTS	32
6.2	HEDIS® MEASURES	33
6.3	ENCOUNTER DATA	34
6.4	INTEGRATED PROVIDER NETWORK DATABASE (IPND)	34
6.5	FQHC/RHC REPORT	34
6.6	ENROLLEE MORTALITY	35
6.7	ACTIONS, GRIEVANCES AND APPEALS	35
6.8	DRUG FORMULARY REVIEW AND APPROVAL	36
6.9	FRAUD AND ABUSE	36
6.10	FIVE PERCENT EQUITY	36

7. GENERAL TERMS AND CONDITIONS		36

7.1	COMPLETE AGREEMENT	36
7.2	MODIFICATION	36
7.3	WAIVER	36

7.4	LIMITATION OF AUTHORITY	37
7.5	NOTICES	37
7.6	FORCE MAJEURE	38
7.7	SANCTIONS	38
7.8	ASSIGNMENT OF THIS AGREEMENT	40
7.9	HEADINGS NOT CONTROLLING	40
7.10	ORDER OF PRECEDENCE	40
7.11	PROPRIETARY RIGHTS	41
7.12	COVENANT AGAINST CONTINGENT FEES	41
7.13	ENROLLEES’ RIGHT TO OBTAIN A CONVERSION AGREEMENT	41
7.14	RECORDS MAINTENANCE AND RETENTION	41
7.15	ACCESS TO FACILITIES AND RECORDS	42
7.16	SOLVENCY	42
7.17	COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS	43
7.18	NONDISCRIMINATION	44
7.19	REVIEW OF CLIENT INFORMATION	44
7.20	CONTRACTOR NOT EMPLOYEE OF DSHS	44
7.21	DSHS NOT GUARANTOR	44
7.22	MUTUAL INDEMNIFICATION AND HOLD HARMLESS	44
7.23	DISPUTES	45
7.24	GOVERNING LAW AND VENUE	45
7.25	SEVERABILITY	45
7.26	EXCLUDED PERSONS	46
7.27	FRAUD AND ABUSE REQUIREMENTS-POLICIES AND PROCEDURES	46
7.28	INSURANCE	47

8. SUBCONTRACTS		49

8.1	CONTRACTOR REMAINS LEGALLY RESPONSIBLE	49
8.2	SOLVENCY REQUIREMENTS FOR SUBCONTRACTORS	49
8.3	REQUIRED PROVISIONS	49
8.4	HEALTH CARE PROVIDER SUBCONTRACTS	51
8.5	HEALTH CARE PROVIDER SUBCONTRACTS DELEGATING ADMINISTRATIVE FUNCTIONS	52
8.6	EXCLUDED PROVIDERS	52
8.7	HOME HEALTH PROVIDERS	53
8.8	PHYSICIAN INCENTIVE PLANS	53
8.9	PAYMENT TO FQHCS/RHCs	56

9. TERM AND TERMINATION		56

9.1	TERM	56
9.2	TERMINATION FOR CONVENIENCE	56
9.3	TERMINATION BY THE CONTRACTOR FOR DEFAULT	57
9.4	TERMINATION BY DSHS FOR DEFAULT	58
9.5	MANDATORY TERMINATION	58
9.6	TERMINATION FOR REDUCTION IN FUNDING	59
9.7	INFORMATION ON OUTSTANDING CLAIMS AT TERMINATION	59
9.8	CONTINUED RESPONSIBILITIES	59
9.9	ENROLLEE NOTICE OF TERMINATION	59
9.10	PRE-TERMINATION DISPUTE RESOLUTION	59

10. SERVICE DELIVERY		59

10.1	SCOPE OF SERVICES	59
10.2	MEDICAL NECESSITY DETERMINATION	60
10.3	ENROLLEE CHOICE OF PCP	61
10.4	CONTINUITY OF CARE	61
10.5	COORDINATION OF CARE	62
10.6	SECOND OPINIONS	63

10.7	ENROLLEE SELF-DETERMINATION	63
10.8	COMPLIANCE WITH FEDERAL REGULATIONS FOR STERILIZATIONS AND HYSTERECTOMIES	63
10.9	PROGRAM INFORMATION	63
10.10	CONFIDENTIALITY OF ENROLLEE INFORMATION	63
10.11	MARKETING	64
10.12	INFORMATION REQUIREMENTS FOR ENROLLEES AND POTENTIAL ENROLLEES	64
10.13	PROHIBITION ON ENROLLEE CHARGES FOR COVERED SERVICES	67
10.14	PROVIDER/ENROLLEE COMMUNICATION	67
10.15	PROVIDER NONDISCRIMINATION	67
10.16	EXPERIMENTAL AND INVESTIGATIONAL SERVICES	68
10.17	ENROLLEE RIGHTS AND PROTECTIONS	69
10.18	AUTHORIZATION OF SERVICES	70
10.19	GRIEVANCE SYSTEM	72
10.20	EPSDT	79

11. SCHEDULE OF BENEFITS		79

11.1	COVERED SERVICES	79
11.2	EXCLUSIONS	87

Exhibit A	Quality Improvement Program Standards

Exhibit B	Premiums, Service Areas, and Capacity

2003 – 2005 HO & SCHIP Contract Amendment 2

1.	DEFINITIONS

The following definitions shall apply to this agreement:

1.1.	Action means the denial or limited authorization of a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial, in whole or in part, of payment of a service; or the failure to provide services or act in a timely manner as required herein (42 CFR 438.400(b)).

1.2.	Advance Directive means a written instruction, such as a living will or durable power of attorney for health care, recognized under the laws of the state of Washington, relating to the provision of health care when an individual is incapacitated (WAC 388-501-0125, 42 CFR 438.6, 42 CFR 438.10, 42 CFR 422.128, and 42 CFR 489 Subpart I).

1.3.	Ancillary Services means health services ordered by a provider including but not limited to, laboratory services, radiology services, and physical therapy.

1.4.	Appeal means a request for review of an action (42 CFR 438.400(b)).

1.5.	Appeal Process means the Contractor’s procedures for reviewing an action.

1.6.	Children With Special Health Care Needs means children identified by DSHS to the Contractor as meeting federal guidelines for such children. For the term of this agreement, DSHS will limit such identification to children served under the provisions of Title V of the Social Security Act.

1.7.	Cold Call Marketing means any unsolicited personal contact by the Contractor with a potential enrollee or an enrollee with another HO/SCHIP contracted managed care organization for the purposes of marketing (42 CFR 438.104(a)).

1.8.	Comparable Coverage means an enrollee has other insurance that DSHS has determined provides a full scope of health care benefits.

1.9.	Continuity of Care means the provision of continuous care for chronic or acute medical conditions through enrollee transitions in providers, service areas and between HO/SCHIP contractors in a manner that does not interrupt medically necessary care or jeopardize the enrollee’s health.

2003 – 2005 HO & SCHIP Contract Amendment 2

1.10.	Coordination of Care means the Contractor’s mechanisms to insure that the enrollee and providers have access to and take into consideration, all required information on the enrollee’s conditions and treatments to ensure that the enrollee receives appropriate health care services.

1.11.	Covered Services means medically necessary services, as set forth in Section 11, Schedule of Benefits, covered under the terms of this agreement.

1.12.	Dual Coverage means an enrollee is privately enrolled on any basis with the Contractor and simultaneously enrolled with the Contractor under Healthy Options/SCHIP.

1.13.	EPSDT (Early, Periodic Screening, Diagnosis and Treatment) means a package of services in a preventive (well child) exam covered by Medicaid as defined in the Social Security Act (SSA) Section 1905(r). Services covered by Medicaid include a complete health history and developmental assessment, an unclothed physical exam, immunizations, laboratory tests, health education and anticipatory guidance, and screenings for: vision, dental, substance abuse, mental health and hearing, as well as any medically necessary services found to be necessary during the EPSDT exam. EPSDT services covered by the Contractor are described in Sections 10.20 and 11, Schedule of Benefits.

1.14.	Eligible Clients means DSHS clients certified eligible by the DSHS, living in the service area, and eligible to enroll for health care services under the terms of this agreement, as described in Section 2.2.

1.15.	Emergency Medical Condition means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (a) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; (b) serious impairment to bodily functions; or (c) serious dysfunction of any bodily organ or part (42 CFR 438.114(a)).

1.16.	Emergency Services means covered inpatient and outpatient services that are furnished by a provider that is qualified to furnish the services and are needed to evaluate or stabilize an emergency medical condition (42 CFR 438.114(a)).

1.17.	Enrollee means an individual eligible for any medical program who is enrolled in Healthy Options/SCHIP managed care through a health care plan having an agreement with DSHS.

2003 – 2005 HO & SCHIP Contract Amendment 2

1.18.	Grievance means an expression of dissatisfaction about any matter other than an action. Possible subjects for grievances include, but are not limited to, the quality of care or services provided, and aspects of interpersonal relationships such as rudeness of a provider or employee, or failure to respect the enrollee’s rights (42 CFR 438.400(b)).

1.19.	Grievance Process means the procedure for addressing enrollees’ grievances.

1.20.	Grievance System means the overall system that includes grievances and appeals handled by the Contractor and access to the DSHS fair hearing system (42 CFR 438.400).

1.21.	Health Care Professional means a physician or any of the following; a podiatrist, optometrist, chiropractor, psychologist, dentist, physician assistant, physical or occupational therapist, therapist assistant, speech language pathologist, audiologist, registered or practical nurse (including nurse practitioner, clinical nurse specialist, certified registered nurse anesthetist, and certified nurse midwife), licensed certified social worker, registered respiratory therapist, and certified respiratory therapy technician (42 CFR 438.2).

1.22.	Managed Care means a prepaid, comprehensive system of medical and health care delivery, including preventive, primary, specialty and ancillary health services.

1.23.	Marketing means any communication from the Contractor to a potential enrollee or enrollees with another HO/SCHIP contracted managed care organization that can be reasonably interpreted as intended to influence them to enroll with the Contractor or either to not enroll in, or to disenroll from, another HO/SCHIP Managed Care Organization’s Medicaid product (CFR 438.104(a)).

1.24.	Marketing Materials means materials that are produced in any medium, by or on behalf of the Contractor, that can be reasonably interpreted as intended to market to potential enrollees or enrollees with another HO/SCHIP contracted managed care organization (42 CFR 438.104(a)).

1.25.	Medically Necessary Services means services that meet the definition in WAC 388-500-0005.

1.26.	Participating Provider means a person, health care provider, practitioner, as defined in the Quality Improvement Program Standards, Exhibit A, or entity, acting within their scope of practice, with a written agreement with the Contractor to provide services to enrollees under the terms of this agreement.

2003 – 2005 HO & SCHIP Contract Amendment 2

1.27.	Peer-Reviewed Medical Literature means medical literature published in professional journals that submit articles for review by experts who are not part of the editorial staff. It does not include publications or supplements to publications primarily intended as marketing material for pharmaceutical, medical supplies, medical devices, health service providers, or insurance carriers.

1.28.	Physician Group means a partnership, association, corporation, individual practice association, or other group that distributes income from the practice among its members. An individual practice association is a physician group only if it is composed of individual physicians and has no subcontracts with physician groups (42 CFR 434.70).

1.29.	Physician Incentive Plan means any compensation arrangement between the Contractor and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services to enrollees under the terms of this agreement (42 CFR 434.70).

1.30.	Post-stabilization Services means covered services, related to an emergency medical condition that are provided after an enrollee is stabilized in order to maintain the stabilized condition or to improve or resolve the enrollee’s condition (42 CFR 438.114 and 42 CFR 422.113(c)).

1.31.	Potential Enrollee means an individual eligible for enrollment in Healthy Options/SCHIP who is not enrolled with a health care plan having an agreement with DSHS (42 CFR 438.10).

1.32.	Primary Care Provider (PCP) means a participating provider who has the responsibility for supervising, coordinating, and providing primary health care to enrollees, initiating referrals for specialist care, and maintaining the continuity of enrollee care. PCPs include, but are not limited to Pediatricians, Family Practitioners, General Practitioners, Internists, Physician Assistants (under the supervision of a physician), or Advanced Registered Nurse Practitioners (ARNP), as designated by the Contractor. The definition of primary care provider is inclusive of the definition of primary care physician in 42 CFR 400.203 and all Federal requirements for primary care physicians will be applicable to primary care providers as the term is used in this agreement.

1.33.	Risk means the possibility that a loss may be incurred because the cost of providing services may exceed the payments made for services (42 CFR 434.2). When applied to subcontractors, loss includes the loss of potential payments made as part of a physician incentive plan, as defined herein.

2003 – 2005 HO & SCHIP Contract Amendment 2

1.34.	Service Area means the geographic area covered by this agreement as described in Section 2.1.

1.35.	SCHIP: State Children’s Health Insurance Program.

1.36.	Subcontract means a written agreement between the Contractor and a subcontractor, or between a subcontractor and another subcontractor, to perform all or a portion of the duties and obligations the Contractor is obligated to perform pursuant to this agreement.

2.	ENROLLMENT

2.1.	Service Areas:

2.1.1.	The Contractor’s service areas are described in Exhibit B, Premiums, Service Areas, and Capacity. DSHS shall update Exhibit B, Premiums, Service Areas, and Capacity for service area changes as describe herein.

2.1.2.	Clients in the eligibility groups described in Section 2.2 are eligible to enroll with the Contractor if they reside in the Contractor’s service areas.

2.1.3.	Service Area Changes:

2.1.3.1.	With the written approval of DSHS, the Contractor may expand into additional service areas at any time by giving written notice to DSHS, along with evidence, as DSHS may require, demonstrating the Contractor’s ability to support the expansion. DSHS may withhold approval of a requested expansion, if, in DSHS’ sole judgment, the requested expansion is not in the best interest of DSHS.

2.1.3.2.	The Contractor may decrease service areas by giving DSHS ninety (90) calendar days written notice. The decrease shall not be effective until the first day of the month that falls after the ninety (90) calendar days has elapsed.

2.1.3.3.	The Contractor shall notify enrollees affected by any service area decrease sixty (60) calendar days prior to the effective date. Notices shall have prior approval of DSHS. If the Contractor fails to notify affected enrollees of a service area decrease sixty (60) calendar days prior to the effective date, the decrease shall not be effective until the first day of the month which falls sixty (60) calendar days from the date the Contractor notifies enrollees.

2003 – 2005 HO & SCHIP Contract Amendment 2

2.1.4.	If the U.S. Postal Service alters the zip code numbers or zip code boundaries within the Contractor’s service areas, DSHS shall alter the service area zip code numbers or the boundaries of the service areas with input from the affected contractors.

2.1.5.	DSHS shall determine, in its sole judgment, which zip codes fall within each service area. No zip code will be split between service areas.

2.1.6.	DSHS will determine whether an enrollee resides within a service area.

2.2.	Eligible Client Groups: DSHS shall determine eligibility for enrollment under this agreement. Clients in the following eligibility groups at the time of enrollment are eligible for enrollment under this agreement, and must enroll in Healthy Options/SCHIP unless the enrollee has dual coverage as defined herein, has comparable coverage as defined herein, or is exempted pursuant to Section 2.4.

2.2.1.	Clients receiving Medicaid under Social Security Act (SSA) provisions for coverage of families receiving Temporary Assistance for Needy Families and clients who are not eligible for cash assistance who remain eligible for Medicaid.

2.2.2.	Children, from birth through eighteen years of age, eligible for Medicaid under expanded pediatric coverage provisions of the Social Security Act (“H” Children).

2.2.3.	Pregnant Women, eligible for Medicaid under expanded maternity coverage provisions of the Social Security Act (“S” women).

2.2.4.	Children eligible for SCHIP.

2.3.	Client Notification: DSHS shall notify eligible clients of their rights and responsibilities as Healthy Options/SCHIP enrollees at the time of initial eligibility determination and at least annually. The Contractor shall provide enrollees with additional information as described in this agreement, including the Quality Improvement Program Standards, Exhibit A.

2.4.	Exemption from Enrollment: A client may request exemption from enrollment. Each request for exemption will be reviewed by DSHS pursuant to WAC 388-538 or WAC 388-542. When the client is already enrolled with the Contractor and wishes to be exempted, the exemption request will be treated as a disenrollment request consistent with the provisions of Section 2.9.

2003 – 2005 HO & SCHIP Contract Amendment 2

2.5.	Enrollment Period: Subject to the provisions of Section 2.7, enrollment is continuously open. Enrollees shall have the right to change enrollment prospectively, from one Healthy Options/SCHIP plan to another without cause, each month (42 CFR 434.27).

2.6.	Enrollment Process: To enroll with the Contractor, the client, his/her representative or his/her responsible parent or guardian must complete and submit a DSHS enrollment form to DSHS, or call the DSHS, Medical Assistance Administration’s (MAA) toll-free enrollment number. If the client does not exercise his/her right to choose a Healthy Options/SCHIP plan, DSHS will assign the client, and all eligible family members, to a Healthy Options/SCHIP plan in accord with Section 4.10 of this agreement.

DSHS will make every effort to enroll all family members with the same Healthy Options/SCHIP plan. If a family member is covered by the Basic Health Plan, DSHS will make every effort to enroll the remainder of the family with the same managed care plan if the plan contracts with DSHS to provide Healthy Options/SCHIP. If the plan does not contract with DSHS, the remaining family members will be enrolled with a single, but different Healthy Options/SCHIP plan of the client’s choice, or the client will be assigned as described above if they do not choose.

2.7.	Effective Date of Enrollment:

2.7.1.	Except for newborns, enrollment with the Contractor shall be effective on the later of the following dates:

2.7.1.1.	If the enrollment is processed on or before the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the month following the month in which the enrollment is processed; or

2.7.1.2.	If the enrollment is processed after the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the second month following the month in which the enrollment is processed.

2.7.2.	Newborns whose mothers are enrollees shall be deemed enrollees and enrolled beginning from the newborn’s date of birth or the mother’s date of enrollment, whichever is later. If the mother is disenrolled before the newborn receives a separate client identifier from DSHS, the newborn’s coverage shall end when the mother’s coverage ends, except as provided in Section 3.7.

2.7.3.	Adopted children shall be covered consistent with the provisions of Title 48 RCW.

2003 – 2005 HO & SCHIP Contract Amendment 2

2.7.4.	No retroactive coverage is provided under this agreement, except as described in this section.

2.8.	Enrollment Listing and Requirements for Contractor’s Response:

2.8.1.	Before the end of each month DSHS will provide the Contractor withan electronic file, via a Health Insurance Portability and Accountability Act (HIPAA) compliant secure web-based transfer system, a list of enrollees whose enrollment is terminated by the end of that month, and a list of the Contractor’s enrollees for the following month.

2.8.2.	The Contractor shall have ten (10) calendar days from the receipt of the enrollment listing to notify DSHS in writing of the refusal of an application for enrollment or any discrepancy regarding DSHS’ proposed enrollment effective date. Written notice shall include the reason for refusal and must be agreed to by DSHS. The effective date of enrollment specified by DSHS shall be considered accepted by the Contractor and shall be binding if the notice is not timely or DSHS does not agree with the reasons stated in the notice. Subject to DSHS approval, the Contractor may refuse to accept an enrollee for the following reasons:

2.8.2.1	DSHS has enrolled the enrollee with the Contractor in a service area the Contractor is not contracted for.

2.8.2.2	The enrollee is not eligible for enrollment under the terms of this agreement.

2.9.	Termination of Enrollment:

2.9.1.	Voluntary Termination: Enrollees may request termination of enrollment by submitting a written request to terminate enrollment to DSHS or by calling the Medical Assistance Customer Service Center (MACSC) toll-free enrollment number. Requests for termination of enrollment may be made to enroll with another Healthy Options plan, or to disenroll from Healthy Options as provided in WAC 388-538 or WAC 388-542. Except as provided in WAC 388-538 or WAC 388-542, enrollees whose enrollment is terminated will be prospectively disenrolled. DSHS shall notify the Contractor of enrollee terminations pursuant to Section 2.8. The Contractor may not request voluntary disenrollment on behalf of an enrollee.

2003 – 2005 HO & SCHIP Contract Amendment 2

2.9.2.	Involuntary Termination Initiated by DSHS for Ineligibility: The enrollment of any enrollee under this agreement shall be terminated if the enrollee becomes ineligible for enrollment due to a change in eligibility status.

2.9.2.1.	When an enrollee’s enrollment is terminated for ineligibility, the termination shall be effective:

2.9.2.1.1.	The first day of the month following the month in which the termination is processed by DSHS if the termination is processed on or before the DSHS cut-off date for enrollment or the Contractor is informed by DSHS of the termination prior to the first day of the month following the month in which the termination is processed by DSHS.

2.9.2.1.2.	Effective the first day of the second month following the month in which the termination is processed if the termination is processed after the DSHS cut-off date for enrollment and the Contractor is not informed by DSHS of the termination prior to the first day of the month following the month in which the termination is processed by DSHS.

2.9.2.2	Enrollees Eligible for Social Security Income (SSI):

2.9.2.2.1.	Newborn enrollees with a date-of-birth after calendar year 2003 who are determined by the Social Security Administration (SSA) to have an SSI eligibility effective date within the first sixty-days of life, not counting the birth date, shall be ineligible for services under the terms of this agreement when DSHS receives the SSI eligibility information from the SSA through the State Data Exchange (SDX). Such newborn enrollees will be disenrolled retroactively effective the date-of-birth. DSHS shall recoup premiums paid in accord with Section 3.5.5.

2.9.2.2.2.	Except as provided in Section 2.9.2.2.1., enrollees determined by the SSA to be eligible for SSI shall be ineligible for services under the terms of this agreement when DSHS receives the SSI eligibility information from the SSA through the electronic SDX. Such enrollees will be disenrolled prospectively as described in Section 2.9.2.1. DSHS shall not recoup any premiums for enrollees determined SSI eligible and the Contractor shall be responsible for providing services under the terms of this agreement until the effective date of disenrollment.

2.9.2.2.3.

If the Contractor believes an enrollee has been determined by SSA to be eligible for SSI, the Contractor shall present documentation of such eligibility to DSHS, DSHS will attempt to verify the eligibility and, if the enrollee is SSI

2003 – 2005 HO & SCHIP Contract Amendment 2

eligible, DSHS will act upon SSI eligibility in accord with this section.

2.9.3.	Involuntary Termination Initiated by DSHS for Comparable Coverage or Dual Coverage:

2.9.3.1.	The Contractor shall notify DSHS as set forth below when an enrollee has health care insurance coverage with the Contractor or any other carrier:

2.9.3.1.1.	Within fifteen (15) working days when an enrollee is verified as having dual coverage, as defined herein.

2.9.3.1.2.	Within sixty (60) calendar days of when the Contractor becomes aware that an enrollee has any health care insurance coverage with any other insurance carrier. The Contractor is not responsible for the determination of comparable coverage, as defined herein.

2.9.3.2.	DSHS will involuntarily terminate the enrollment of any enrollee with dual coverage or comparable coverage as follows:

2.9.3.2.1.	When the enrollee has dual coverage that has been verified by DSHS, DSHS shall terminate enrollment retroactively to the beginning of the month of dual coverage and recoup premiums as describe in Section 3.5.

2.9.3.2.2.	When the enrollee has comparable coverage which has been verified by DSHS, DSHS shall terminate enrollment effective the first day of the second month following the month in which the termination is processed if the termination is processed on or before the DSHS cut-off date for enrollment or, effective the first day of the third month following the month in which the termination is processed if the termination is processed after the DSHS cut-off date for enrollment.

2.9.4.

Involuntary Termination Initiated by the Contractor: To request involuntary termination of an enrollee, the Contractor shall send written notice to DSHS as described in Section 7.5. DSHS shall approve or disapprove the request for termination within thirty (30) working days of receipt of such notice. For the termination to be effective, DSHS must approve the termination request, notify the Contractor, and disenroll the enrollee. The Contractor shall continue to provide services to the enrollee until s/he is disenrolled. DSHS will not disenroll an enrollee solely due to a request based on an adverse

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change in the enrollee’s health status or the cost of meeting the enrollee’s health care needs (WAC 388-538-130). DSHS shall involuntarily terminate the enrollee when the Contractor has substantiated in writing:

2.9.4.1.	The enrollee’s behavior is inconsistent with the Contractor’s rules and regulations, such as intentional misconduct.

2.9.4.2.	The Contractor has provided a clinically appropriate evaluation to determine whether there is a treatable condition contributing to the enrollee’s behavior and such evaluation either finds no treatable condition to be contributing, or, after evaluation and treatment, the enrollee’s behavior continues to prevent the provider from safely or prudently providing medical care to the enrollee.

2.9.4.3.	The enrollee received written notice from the Contractor of its intent to request the enrollee’s disenrollment, unless the requirement for notification has been waived by DSHS because the enrollee’s conduct presents the threat of imminent harm to others. The Contractor’s notice to the enrollee shall include the enrollee’s right to use the Contractor’s grievance process to review the request to end the enrollee’s enrollment.

2.9.5.	An enrollee whose enrollment is terminated for any reason, other than incarceration, at any time during the month is entitled to receive covered services, as described in Section 10.1, at the Contractor’s expense, through the end of that month.

In no event will an enrollee be entitled to receive services and benefits under this agreement after the last day of the month in which his or her enrollment is terminated, except as provided in Section 3.7.

2.10.	Enrollment Not Discriminatory

2.10.1.	The Contractor will not discriminate against enrollees or potential enrollees on the basis of health status or need for health care services (42 CFR 438.6 (d)(3)).

2.10.2.	The Contractor will not discriminate against enrollees or potential enrollees on the basis of race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on the basis of race, color, or national origin (42 CFR 438.6 (d)(4)).

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3.	PAYMENT

3.1.	Rates/Premiums: Subject to the provisions of Section 7.7, Intermediate Sanctions, DSHS shall pay a monthly premium for each enrollee in full consideration of the work to be performed by the Contractor under this agreement. DSHS shall pay the Contractor, on or before the tenth (10th) working day of the month based on the DSHS list of enrollees whose enrollment is ongoing or effective on the first day of said calendar month. Such payment will be denied for new enrollees when, and for so long as, payment for those enrollees is denied by the Centers for Medicare and Medicaid Services (CMS) under 42 CFR 438.726(b) and 42 CFR 438.730(e).

The Contractor shall reconcile the payment listing with remittance advice information and submit a claim to DSHS for any amount due the Contractor within three hundred sixty five (365) calendar days of the month of service. When DSHS’ records confirm the Contractor’s claim, DSHS shall remit payment within thirty (30) calendar days of the receipt of the claim.

3.1.1.	The statewide Base Rate, Geographical Adjustment Factors, Risk Adjustment Factors and Age/Sex Factors are in Exhibit B, Premiums, Service Areas, and Capacity.

3.1.2.	The monthly premium payment will be calculated as follows:

Premium Payment = Base Rate x Age/Sex Factor x Risk Adjustment Factor x Geographical Adjustment Factor (X Quality Adjustment Factor as describe herein).

3.1.3.	Within thirty (30) calendar days following the end of the 2004 legislative session, DSHS will publish the Base Rate and Geographical Adjustment Factors for calendar year 2005. If the Contractor will not continue to provide HO/SCHIP services in 2005, the Contractor shall so notify DSHS no later than September 2, 2004 under the provisions of Section 7.5 Notices. If the Contractor so notifies DSHS, this agreement shall terminate, without penalty to either party, effective midnight, December 31, 2004. The termination will be considered a termination for convenience under the provisions of Section 9.2, Termination for Convenience, but neither party shall have the right to assert a claim for costs.

3.1.4.

The Risk Adjustment Factor will be recalculated for premiums paid beginning in May for each year based on enrollment with the Contractor on March 1st of that year, using encounter data reported for the 12 months ending June 30 of the previous year. Risk Adjustment

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Factors may also be recalculated by DSHS if, in DSHS’ sole judgment, changes in contractor participation in HO/SCHIP require rebalancing of the Risk Adjustment Factors.

3.1.5.	In 2004 DSHS will develop a Quality Adjustment Factor. In 2004 DSHS will separately report to the Contractor the affect such a Quality Adjustment Factor would have on the premium payments to the Contractor. In 2004 the adjustment factor will not be applied to actual premium payments. In 2005 DSHS will begin implementation of a Quality Adjustment Factor and apply it to 2005 premium payments. At its sole discretion, DSHS may choose not to implement the Quality Adjustment Factor in 2005 or implement the Quality Adjustment Factor later than January 1, 2005. The Quality Adjustment Factor will be provided to the Contractor at least one hundred and fifty (150) calendar days before implementation. If the Contractor does not accept the Quality Adjustment Factor, the Contractor may terminate this agreement with one hundred and twenty (120) calendar days notice under the provision of Section 7.5 Notices. The termination will be considered a termination for convenience under the provisions of Section 9.2, Termination for Convenience, but neither party shall have the right to assert a claim for costs.

3.1.6.	DSHS will update Exhibit B, Premiums, Service Areas, and Capacity to add the Base Rate for 2005 and for changes in service areas, capacity and Risk Adjustment Factors as needed and without amending this agreement. DSHS will provide such updates to the Contractor.

3.1.7.	DSHS shall automatically generate newborn premiums whenever possible. For newborns whose premiums DSHS is not able to automatically generate the Contractor shall submit a supplemental premium payment request to DSHS within 365 calendar days of the month of service. The Contractor shall be responsible for reviewing monthly listings provided by DSHS of the newborn premiums DSHS cannot generate automatically, as well as remittance advice statements, to determine whether a supplemental premium request needs to be submitted. DSHS shall pay supplemental premiums through the end of the month in which the sixtieth (60th) day of life occurs.

3.1.8.	DSHS shall make a full monthly payment to the Contractor for the month in which an enrollee’s enrollment is terminated except as otherwise provided herein.

3.1.9.	The Contractor shall be responsible for covered medical services provided to the enrollee in any month for which DSHS paid the Contractor for the enrollee’s care under the terms of this agreement.

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3.2.	Delivery Case Rate Payment: A one-time payment of $4,300.00 shall be made to the Contractor for labor and delivery expenses for enrollees enrolled with the Contractor during the month of delivery. Delivery includes both live and stillbirths, but does not include miscarriage, induced abortion, or other fetal demise not requiring labor and delivery to terminate the pregnancy. The Contractor shall submit a supplemental premium request for payment to DSHS after the enrollee delivers.

3.3.	Renegotiation of Rates: The base rate set forth herein shall be subject to renegotiation during the agreement period only if DSHS, in its sole judgment, determines that it is necessary due to a change in federal or state law or other material changes, beyond the Contractor’s control, which would justify such a renegotiation.

3.4.	Reinsurance/Risk Protection: The Contractor may obtain reinsurance for coverage of enrollees only to the extent that it obtains such reinsurance for other groups enrolled by the Contractor, provided that the Contractor remains ultimately liable to DSHS for the services rendered.

3.5.	Recoupments: Unless mutually agreed to by the parties, DSHS shall only recoup premium payments for enrollees who are:

3.5.1.	Dually-covered with the Contractor.

3.5.2.	Deceased prior to the month of enrollment. Premium payments shall be recouped effective the first day of the month following the enrollee’s date of death.

3.5.3.	Retroactively disenrolled as a result of the enrollee’s placement in foster care.

3.5.4.	Retroactively disenrolled consistent with the provisions of Section 2.9.1.

3.5.5.	Newborns determined to have an SSI eligibility effective date within the first sixty (60) days of life in accord with Section 2.9.2.2.1. DSHS shall recoup all premiums paid for the enrollee, but not the birth mother, back to the date-of-birth.

3.5.6.	Found ineligible for enrollment with the Contractor and DSHS so notifies the Contractor before the first day of the month for which the premium is paid.

3.5.7.	The Contractor may recoup payments made to providers for services provided to enrollees during the period for which DSHS recoups

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premiums for those enrollees. If the Contractor recoups said payments, providers may submit appropriate claims for payment to DSHS through its FFS program.

3.6.	Enrollee Hospitalized at Enrollment:

3.6.1.	If an enrollee is in an acute care hospital at the time of enrollment and was not enrolled in Healthy Options/SCHIP on the day the enrollee is admitted to the hospital, DSHS shall be responsible for payment of all inpatient facility and professional services provided from the date of admission until the date the enrollee is no longer confined to an acute care hospital.

3.6.2.	If an enrollee is enrolled in Healthy Options/SCHIP on the day the enrollee was admitted to an acute care hospital, then the plan the enrollee is enrolled with on the date of admission shall be responsible for payment of all inpatient facility and professional services provided from the date of admission until the date the enrollee is no longer confined to an acute care hospital.

3.6.3.	Except as provided in Section 3.6.4., for newborns born while their mother is hospitalized, the party responsible for the payment for the mother’s hospitalization shall be responsible for payment of all inpatient facility and professional services provided to the newborn from the date of admission until the date the newborn is no longer confined to an acute care hospital.

3.6.4.	For newborns who are disenrolled retroactive to the date of birth and whose premiums are recouped as provided herein, DSHS shall be responsible for payment of all inpatient facility and professional services provided to and associated with the newborn. The provisions of 3.6.1. or 3.6.2. shall apply for services provided to and associated with the mother.

3.6.5.	If DSHS is responsible for payment of all inpatient facility and professional services provided to a mother, DSHS shall not pay the Contractor a Delivery Case Rate under the provisions of Section 3.2.

3.7.	Enrollee Hospitalized at Disenrollment: If an enrollee is in an acute care hospital at the time of disenrollment and the enrollee was enrolled with the Contractor on the date of admission, the Contractor shall be responsible for payment of all covered inpatient facility and professional services from the date of admission to the date the enrollee is no longer confined to an acute care hospital.

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3.8.	Third-Party Liability (TPL): Until such time as DSHS shall terminate the enrollment of an enrollee who has comparable coverage as described in Section 2.9.3., the services and benefits available under this agreement shall be secondary to any other medical coverage. The Contractor shall:

3.8.1.	Not refuse or reduce services provided under this agreement solely due to the existence of similar benefits provided under any other health care contracts (RCW 48.21.200), except in accord with applicable coordination of benefits rules in WAC 284-51.

3.8.2.	Attempt to recover any third-party resources available to enrollees (42 CFR 433 Subpart D) and shall make all records pertaining to TPL collections for enrollees available for audit and review.

3.8.3.	Pay claims for prenatal care and preventive pediatric care and then seek reimbursement from third parties (42 CFR 433.139(b)(3)).

3.8.4.	Pay claims for covered services when probable third party liability has not been established or the third party benefits are not available to pay a claim at the time it is filed (42 CFR 433.139(c)).

3.8.5.	Communicate the requirements of this section to subcontractors that provide services under the terms of this agreement, and assure compliance with them.

3.9.	Subrogation Rights of Third-Party Liability: Injured person means an enrollee covered by this agreement who sustains bodily injury. Contractor’s medical expense means the expense incurred by the Contractor for the care or treatment of the injury sustained computed in accord with the Contractor’s fee-for-service schedule.

If an enrollee requires medical services from the Contractor as a result of an alleged act or omission by a third-party giving rise to a claim of legal liability against the third-party, the Contractor shall have the right to obtain recovery of its cost of providing benefits to the injured person from the third-party. DSHS specifically assigns to the Contractor the DSHS’ rights to such third party payments for medical care provided to an enrollee on behalf of DSHS, which the enrollee assigned to DSHS as provided in WAC 388-505-0540.

DSHS also assigns to the Contractor its statutory lien under RCW 43.20B.060. The Contractor shall be subrogated to the DSHS’ rights and remedies under RCW 74.09.180 and RCW 43.20B.040 through RCW 43.20B.070 with respect to medical benefits provided to enrollees on behalf of DSHS under RCW 74.09.

The Contractor may obtain a signed agreement from the enrollee in which the enrollee agrees to fully cooperate in effecting collection from persons

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causing the injury. The agreement may provide that if an injured party settles a claim without protecting the Contractor’s interest, the injured party shall be liable to the Contractor for the full cost of medical services provided by the Contractor. The Contractor shall notify DSHS of the name, address, and other identifying information of any enrollee and the enrollee’s attorney who settles a claim without protecting the Contractor’s interest in contravention of RCW 43.20B.050.

3.10.	Rate Setting Methodology: Managed care base rates are set based on the state allocation of program funding. For 2003 an additional increase was applied to account for a policy change regarding enrollees who become eligible for SSI as discussed in more detail below. Many rating factors are reviewed to ensure that the rates are developed using actuarially sound methodology, including the following:

3.10.1.	Geographic area factors are reviewed and updated each year based on plan financial experience.

3.10.2.	Using the CDPS risk adjustment model plan encounter data is used to generate plan specific risk scores which are periodically updated.

3.10.3.	A policy change was made to the program effective January 1, 2003. Historically, retroactive SSI eligibility was recognized with the recoupment of capitation payments (managed care premiums) with the associated payment of claims on a fee-for-service basis. The policy change removes the retroactive adjustments and simply disenrolls these members prospectively upon notification of SSI eligibility. A rate adjustment was made to the capitation rates to account for this cost shift to the managed care plans.

3.11.	Copayments: The Contractor may impose copayments for services to enrollees for the same services, populations and amounts that DSHS implements in its fee-for-service program.

4.	ACCESS AND CAPACITY

4.1.	Network Capacity:

4.1.1.	The Contractor agrees to maintain the support services and a provider network sufficient to serve the enrollee capacity stated in Exhibit B, Premiums, Service Areas, and Capacity, consistent with the requirements of this agreement.

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4.1.2.	The Contractor agrees to provide the medical services required by this agreement through non-participating providers, at a cost to the enrollee that is no greater than if the services were provided by participating providers, if its network of participating providers is insufficient to meet the medical needs of enrollees in a manner consistent with this agreement.

4.1.3.	With the written approval of DSHS, the Contractor may increase capacity at any time by giving written notice to DSHS, along with evidence, as DSHS may require, demonstrating the Contractor’s ability to support the capacity increase. DSHS may withhold approval of a requested capacity increase, if, in DSHS’ sole judgment, the requested increase is not in the best interest of DSHS. The Contractor may decrease capacity by giving DSHS ninety (90) calendar days written notice. The decrease shall not be effective until the first day of the month which falls after the ninety (90) calendar days has elapsed. Exhibit B, Premiums, Service Areas, and Capacity will be updated by DSHS for increases and decreases in capacity.

4.2.	Accessibility of Services: The Contractor shall make services accessible consistent with the provisions in the Quality Improvement Program Standards, Exhibit A. The Contractor shall make covered services as accessible to enrollees under this agreement as under its other state, federal, or private contracts.

4.3.	24/7 Availability: The Contractor shall have the following services available on a 24-hour-a-day, seven-day-a-week basis by telephone. These services may be provided directly by the Contractor or may be delegated to subcontractors.

4.3.1.	Medical advice for enrollees from licensed health care professionals concerning the emergent, urgent or routine nature of medical condition.

4.3.2.	Authorization of services.

4.4.	Appointment Standards: The Contractor shall comply with appointment standards that are no longer than the following:

4.4.1.	Non-symptomatic (i.e. preventive care) office visits shall be available from the enrollee’s PCP or an alternative practitioner within thirty (30) calendar days. A non-symptomatic office visit may include, but is not limited to, well/preventive care such as physical examinations, annual gynecological examinations, or children and adult immunizations.

4.4.2.	Non-urgent, symptomatic (i.e., routine care) office visit shall be available from the enrollee’s PCP or an alternative practitioner within seven (7)

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calendar days. A non-urgent, symptomatic office visit is associated with the presentation of medical signs not requiring immediate attention.

4.4.3.	Urgent, symptomatic office visits shall be available within 24 hours. An urgent, symptomatic visit is associated with the presentation of medical signs that require immediate attention, but are not life threatening.

4.4.4.	Emergency medical care shall be available 24 hours per day, seven days per week.

4.5.	Provider Network - Distance Standards: The Contractor network of providers shall meet the distance standards below in every service area. The designation of a zip code in a service area as rural or urban is in Exhibit B, Premiums, Service Areas, and Capacity. DSHS may, at its sole discretion, grant exceptions to the distance standards. DSHS’ approval of an exception shall be in writing. The Contractor shall request an exception in writing and shall provide evidence as DSHS may require to support the request. If the closest qualified provider is beyond the distance standard applicable to the zip code, the distance standard defaults to the distance to that provider. The closest qualified provider may be a provider not participating with the Contractor.

4.5.1.	PCP

Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

4.5.2.	Obstetrics

Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

4.5.3.	Pediatrician or Family Practice Physician Qualified to Provide Pediatric Services

Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

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4.5.4.	Hospital

Urban/Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

4.5.5.	Pharmacy

Urban: 1 within 10 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the Contractor’s service area.

4.6.	Access to Specialty Care: The Contractor shall provide all medically necessary specialty care for enrollees in a service area. If an enrollee needs specialty care from a specialist who is not available within the Contractor’s provider network, the Contractor shall provide the necessary services with a qualified specialist outside the Contractor’s provider network.

4.7.	Equal Access for Enrollees and Potential Enrollees with Communication Barriers: The Contractor shall assure equal access for all enrollees and potential enrollees when oral or written language creates a barrier to such access for enrollees and potential enrollees with communication barriers

4.7.1.	Oral Information:

4.7.1.1.	The Contractor shall assure that interpreter services are provided for enrollees and potential enrollees with a primary language other than English for all interactions between the enrollee or potential enrollee and the Contractor or any of its providers including, but not limited to, customer services, all appointments with any provider for any covered service, emergency services, and all steps necessary to file grievances and appeals.

4.7.1.2.	The Contractor is responsible for payment for interpreter services for plan administrative matters including, but not limited to handling enrollee grievances and appeals.

4.7.1.3.	DSHS is responsible for payment for interpreter services provided by interpreter agencies contracted with the state for outpatient medical visits and DSHS fair hearings.

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4.7.1.4.	Hospitals are responsible for payment for interpreter services during inpatient stays.

4.7.1.5.	Public entities are responsible for payment for interpreter services provided at their facilities or affiliated sites.

4.7.1.6.	Interpreter services include the provision of interpreters for enrollees and potential enrollees who are deaf or hearing impaired.

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4.7.2.	Written Information:

4.7.2.1.	The Contractor shall provide all generally available and client specific written materials in a form which may be understood by each individual enrollee and potential enrollee. The Contractor may meet this requirement by doing one of the following:

4.7.2.1.1.	Translating the material into the enrollee’s or potential enrollee’s primary reading language.

4.7.2.1.2.	Providing the material on tape in the enrollee’s or potential enrollee’s primary language.

4.7.2.1.3.	Having an interpreter read the material to the enrollee or potential enrollee in the enrollee’s primary language.

4.7.2.1.4.	Providing the material in another alternative medium or format acceptable to the enrollee or potential enrollee. The Contractor shall document the enrollee’s or potential enrollee’s acceptance of the alternative.

4.7.2.1.5.	Providing the material in English, if the Contractor documents the enrollee’s or potential enrollee’s preference for receiving material in English.

4.7.2.2.	The Contractor shall ensure that all written information provided to enrollees or potential enrollees is comprehensible to its intended audience, designed to provide the greatest degree of understanding, and is written at the sixth grade reading level. Generally available, written materials shall be consumer tested.

4.8.	Americans with Disabilities Act: The Contractor shall make reasonable accommodation for enrollees with disabilities, in accord with the Americans with Disabilities Act, for all covered services and shall assure physical and communication barriers shall not inhibit enrollees with disabilities from obtaining covered services.

4.9.

Capacity Limits and Order of Acceptance: The Contractor shall provide care to enrollees up to the capacity limits in Exhibit B, Premiums, Service Areas, and Capacity. The Contractor shall accept enrollees up to the total capacity limit in each service area, and enrollees will be accepted in the order in which they apply. DSHS shall enroll all eligible clients with the contractor of their choice if the Contractor has not reached the capacity limit unless DSHS determines, in its sole judgment, that it is in DSHS’ best interest to withhold or limit enrollment with the Contractor. The Contractor shall accept clients who are assigned by DSHS in accord with this

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agreement, WAC 388-538, and WAC 388-542, except as specifically provided in Section 2.8.

No eligible client shall be refused enrollment or re-enrollment, have his/her enrollment terminated, or be discriminated against in any way because of his/her health status, the existence of a pre-existing physical or mental condition, including pregnancy and/or hospitalization, or the expectation of the need for frequent or high cost care.

4.10.	Assignment of Enrollees:

4.10.1.	Enrollees who do not select a plan in a service area identified by DSHS as having mandatory enrollment into managed care shall be assigned to a plan in the following manner:

4.10.1.1.	DSHS shall determine the total capacity of all contractors receiving assignments in each service area.

4.10.1.2.	The Contractor’s capacity in each service area, as stated in Exhibit B, Premiums, Service Areas, and Capacity, modified by increases and decreases in capacity made in accord with this agreement, shall be divided by the total capacity of all contractors receiving assignment in each service area.

4.10.1.3.	The result of the calculation in 4.10.1.2. will be multiplied by the total of the households to be assigned.

4.10.1.4.	DSHS shall assign the number of households determined in 4.10.1.3. to the Contractor.

4.10.2.	DSHS shall not make any assignments of enrollees to the Contractor in a service area if the Contractor’s enrollment, when DSHS calculates assignments, is ninety percent (90%) or more of its capacity in that service area.

4.10.3.	The Contractor may choose not to receive assignments or limit assignments in any service area by so notifying DSHS in writing at least seventy-five (75) calendar days before the first of the month it is requesting not to receive assignment of enrollees.

4.10.4.	DSHS reserves the right to make no assignments, or to withhold or limit assignments to the Contractor, when, in its sole judgment, it is in the best interest of DSHS.

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4.10.5.	If either the Contractor or DSHS limits assignments as described herein, the Contractor’s capacity, only for the purposes of the calculation in 4.10.1.2., shall be that limit.

4.10.6.	Assigned enrollees are notified by DSHS of their assignment and may choose a different managed care organization prior to the effective date of their assignment.

4.11.	Provider Network Changes:

4.11.1.	The Contractor shall give DSHS a minimum of ninety (90) calendar days prior written notice, in accord with Section 7.5, Notices, of the loss of a material provider. A material provider is one whose loss would impair the Contractor’s ability to provide continuity of and access to care for the Contractor’s current enrollees and/or the number of enrollees the Contractor has agreed to serve in a service area.

4.11.2.	The Contractor shall make a good faith effort to notify enrollees affected by any provider termination within fifteen (15) calendar days after receiving or issuing a provider termination notice (42 CFR 438.10(f)(5). Enrollee notices shall have prior approval of DSHS. If the Contractor fails to notify affected enrollees of a provider termination at least sixty (60) calendar days prior to the effective date of termination, the Contractor shall allow affected enrollees to continue to receive services from the terminating provider, at the enrollees’ option, and administer benefits for the lesser of a period ending the last day of the month in which sixty (60) calendar days elapses from the date the Contractor notifies enrollees or the enrollee’s effective date of enrollment with another plan.

4.12.	Women’s Health Care Services: In the provision of women’s health care services, the Contractor shall comply with the provisions of WAC 284-43-250 and 42 CFR 438.206(b)(2).

4.13.	Maternity Newborn Length of Stay: The Contractor shall ensure that hospital delivery maternity care is provided in accord with RCW 48.43.115.

4.14.	Cultural Considerations: The Contractor shall participate in and cooperate with DSHS’ efforts to promote the delivery of services in a culturally competent manner to all enrollees, including those with limited English proficiency and diverse cultural and ethnic backgrounds (42 CFR 438.206(c)(2)).

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5.	QUALITY OF CARE

5.1.	Quality Improvement Program:

5.1.1.	The Contractor shall maintain a quality assessment and performance improvement (QAPI) program for the services it furnishes to its enrollees that meets the provisions of 42 CFR 438, Subpart D, Medicaid Managed Care Protocols located at www.cms.hhs.gov/medicaid/managedcare/mceqrhmp.asp, the provisions of this agreement, and the Quality Improvement Program Standards, Exhibit A.

5.1.2.	The Contractor shall, during an annual review or upon request by DSHS or its External Quality Review Organization (EQRO) contractor(s), provide evidence of how external quality review findings, agency audits and contract monitoring activities, enrollee grievances, HEDIS® and CAHPS® results, are used to identify and correct problems and to improve care and services to enrollees.

5.1.3.	The Contractor shall include the following basic elements in its Quality Improvement program (42 CFR 438.240(b)):

5.1.3.1.	Conduct performance improvement projects described herein.

5.1.3.2.	Have in effect mechanisms to detect both underutilization and overutilization of services.

5.1.3.3.	Have in effect mechanisms to assess the quality and appropriateness of care furnished to enrollees with special health care needs.

5.2.	Accreditation: If the Contractor has had an accreditation review or visit by NCQA or another accrediting body, the Contractor shall provide the complete report from that organization to DSHS. If permitted by the accrediting body, the Contractor shall allow a state representative to accompany any accreditation review team during the site visit in an official observer status. The state representative shall be allowed to share information with DSHS, Department of Health (DOH), and Health Care Authority (HCA) as needed to reduce duplicated work for both the Contractor and the state.

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5.3.	Performance Improvement Projects:

5.3.1.	The Contractor shall conduct at least five (5) Performance Improvement Projects (PIPs) of which at least three (3) are clinical and at least two (2) are non-clinical as described in 42 CFR 438.240 and as specified in the CMS protocol at:

www.cms.hhs.gov/medicaid/managedcare/mceqrhmp.asp. The projects must be designed to achieve, through ongoing measurements and intervention, significant improvement, sustained over time, in clinical and non-clinical areas that are expected to have a favorable effect on health outcomes and enrollee satisfaction. Annually, the Contractor shall:

5.3.1.1.	Implement a system of interventions to achieve improvement in quality.

5.3.1.2.	Evaluate the effectiveness of the interventions.

5.3.1.3.	Plan and initiate activities for increasing or sustaining improvement.

5.3.1.4.	Report the status and results of each project to DSHS.

5.3.1.5.	Complete projects in a reasonable time period as to allow aggregate information on the success of the projects to produce new information on the quality of care every year.

5.3.2.	If any of the Contractor’s Health Plan Employer Data and Information Set (HEDIS®) rates on Well Child Visits in the first 15 months (six (6) or more well child visits measure), Well Child Visits in the 3rd, 4th, 5th and 6th years of life, or Adolescent Well Care Visits are below 60%, the Contractor shall implement a DSHS approved clinical PIP designed to increase the rates. The Contractor may, at their option, count the required project toward meeting the requirement for at least three (3) clinical PIPs in Section 5.3.1.

5.3.3.	If any of the Contractor’s HEDIS® Childhood Immunization rates are below 65% in 2004 or below 70% in 2005, the Contractor shall implement a DSHS approved performance improvement project designed to increase the rates. The Contractor may, at their option, count the required project toward meeting the requirement for at least three (3) clinical PIPs in Section 5.3.1.

5.3.4.	If the Contractor is below DSHS designated National CAHPS Benchmarking Database (NCBD) benchmarks, the Contractor’s two non-clinical quality improvement projects shall be specified by DSHS, based upon the most current results of the Consumer Assessment of Health Plans (CAHPS) survey data for either children or adults. Benchmarks will be determined by DSHS and published annually.

5.3.5.	In addition to the PIPs required under Sections 5.3.1 through 5.3.4., the Contractor shall participate in a yearly statewide quality assessment and performance improvement project or research project

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designed by DSHS. The study shall be designed to maximize resources and reduce cost to contractors

5.4.	Independent Quality Review Organization (EQRO): The Contractor shall allow a qualified External Quality Review Organization (EQRO), contracted by DSHS, to perform an annual external independent review as described in 42 CFR 438, Subpart E.

5.5.	CAHPS®:

5.5.1.	In 2004, the Contractor must create and submit the sampling frame file for the 2004 CAHPS Children and Children with Chronic Conditions Measurement set as specified by DSHS. A DSHS designated EQRO Contractor will conduct the Children and Children with Chronic Conditions survey based upon 2004 HEDIS Specifications for Survey Measures. DSHS or their designated EQRO will send file specifications and instructions to all Contractors regarding the format and other required information for the sample files by November 30, 2003. Contractors shall submit the eligible sample frames to DSHS’s designated EQRO by January 30, 2004.

5.5.1.1.	The Contractor shall contract with Certified HEDIS Auditor to validate the sample frame file and submit the certified audit letter (or compliance audit letter) to DSHS’s designated EQRO by January 30, 2004.

5.5.1.2.	DSHS’ External Quality Review vendor will forward the Contractor’s 2004 data to the National CAHPS Benchmarking Database (NCBD) based on the 2004 NCBD guidelines. Contractors will be responsible for filling out specific NCBD data submission forms as determined by DSHS and submitting those forms to DSHS’s designated EQRO by June 30, 2004.

5.5.2.	In 2005, the contractor is required to conduct a CAHPS® survey of adult Medicaid members enrolled in Healthy Options. The Contractor shall:

5.5.2.1.	Ensure the survey sample frame consists of all non-Medicare and non-commercial adult plan members (not just subscribers) 18 years and older, as of December 31 of the measurement year, with Washington State addresses.

5.5.2.2.	Contract with an NCQA certified vendor qualified to administer the CAHPS® survey and conduct the survey according to NCQA protocol.

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5.5.2.3.	The Contractor shall contract with a Certified HEDIS Auditor to validate the sample frame file and submit the certified audit letter (or compliance audit letter) to DSHS’s designated EQRO by January 31, 2005.

5.5.2.4.	Submit the following information to DSHS’s designated EQRO:

5.5.2.4.1.	Primary plan contact, vendor name and primary vendor contact.

5.5.2.4.2.	Overall timeframe of vendor tasks

5.5.2.4.3.	On a weekly basis - survey disposition reports and approximate response rates.

5.5.2.4.4.	Final disposition report by June 30, 2005.

5.5.2.5.	Conduct the mixed methodology (mail and phone surveys).

5.5.2.6.	Submit a copy of the Washington State adult Medicaid response data set according to 2005 NCQA/CAHPS® standards to DSHS’s designated External Quality Review vendor by June 30, 2005.

5.5.2.7.	Submit a copy of the Washington State adult Medicaid response data set according to 2005 NCBD/CAHPS standards to DSHS’s designated External Quality Review vendor by June 30, 2005.

5.5.2.8.	DSHS’ External Quality Review vendor will forward the Contractor’s data to the NCBD based on the 2005 NCBD guidelines. Contractors will be responsible for filling out specific NCBD data submission forms as determined by DSHS and submitting those forms to DSHS’s designated EQRO by June 30, 2005.

5.5.2.9.	DSHS will determine the questionnaire format, questions and question placement, using the most recent HEDIS® version of the Medicaid adult questionnaire (currently 3.0H), plus approved supplemental and/or custom questions as determined by DSHS. Contractors will receive the approved DSHS questionnaire by January 31, 2005.

5.5.2.10.	Contractors will be allowed up to seven Contractor supplemental questions with written approval from DSHS for amount, content, and placement prior to December 31, 2004.

5.5.2.11.	Contractors are required to include performance guarantee language in their vendor subcontracts that require a vendor to achieve at least a 35% response rate.

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5.5.3.	If a Contractor cannot conduct the required annual CAHPS surveys (Children, Children with Chronic Conditions, or Adult) because of limited total enrollment and/or sample size, the Contractor shall notify DSHS in writing whether they have a physician or physician group at substantial financial risk in accordance with the physician incentive plan requirements under Section 8.8.

5.6.	Provider Education: The Contractor shall maintain a system for keeping participating practitioners and providers informed about:

5.6.1.	Covered services for enrollees served under this agreement;

5.6.2.	Coordination of care requirements; and

5.6.3.	DSHS policies as related to this agreement.

5.6.4.	Interpretation of data from the quality improvement program (42 CFR 434.34(d)).

5.7.	Claims Payment Standards: The Contractor shall meet the timeliness of payment standards specified for Medicaid fee-for-service in Section 1902(a)(37)(A) of the Social Security Act and specified for health carriers in WAC 284-43-321. To be compliant with both payment standards the Contractor shall pay or deny, and shall require subcontractors to pay or deny, 95% of clean claims within thirty (30) calendar days of receipt, 95% of all claims within sixty (60) of receipt and 99% of clean claims within ninety (90) calendar days of receipt. The Contractor and its providers may agree to a different payment requirement in writing on an individual claim.

5.7.1.	A claim is a bill for services, a line item of service or all services for one enrollee within a bill.

5.7.2.	A clean claim is a claim that can be processed without obtaining additional information from the provider of the service or from a third party.

5.7.3.	The date of receipt is the date the Contractor receives the claim from the provider.

5.7.4.	The date of payment is the date of the check or other form of payment.

5.8.

Health Insurance Portability and Accountability Act (HIPAA): The Contractor and the Contractor’s subcontractors shall comply with the applicable provisions of the Health Insurance Portability and Accountability Act (HIPAA) of 1996, codified at 42 USC 1320(d) et.seq. and 45 CFR parts

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160, 162, and 164. The Contractor and the Contractor’s subcontractors shall fully cooperate with DSHS efforts to implement HIPAA requirements.

5.9.	Practice Guidelines: The Contractor shall adopt practice guidelines that meet the following requirements (42 CFR 438.6):

5.9.1.	Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field.

5.9.2.	Consider the needs of enrollees.

5.9.3.	Are adopted in consultation with contracting health care professionals.

5.9.4.	Are reviewed and updated periodically as appropriate.

5.9.5.	Are disseminated to all affected providers and, upon request, to DSHS, enrollees and potential enrollees.

5.9.6.	Are the basis for and are consistent with decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply.

5.10.	Advance Directives:

5.10.1.	The Contractor shall maintain written policies and procedures for advance directives that meet the requirements of WAC 388-501-0125, 42 CFR 438.6, 42 CFR 438.10, 42 CFR 422.128, and 42 CFR 489 Subpart I. The Contractor’s advance directive policies and procedure shall be disseminated to all affected providers, enrollees, DSHS, and, upon request, potential enrollees.

5.10.2.	The Contractor’s written policies respecting the implementation of advance directive rights shall include a clear and precise statement of limitation if the Contractor cannot implement an advance directive as a matter of conscience. At a minimum, this statement must do the following:

5.10.2.1.	Clarify any differences between Contractor conscientious objections and those that may be raised by individual physicians.

5.10.2.2.	Identify the state legal authority permitting such objection.

5.10.2.3.	Describe the range of medical conditions or procedures affected by the conscience objection.

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5.10.3.	If an enrollee is incapacitated at the time of initial enrollment and is unable to receive information (due to the incapacitating condition or a mental disorder) or articulate whether or not he or she has executed an advance directive, the Contractor may give advance directive information to the enrollee’s family or surrogate in the same manner that it issues other materials about policies and procedures to the family of the incapacitated enrollee or to a surrogate or other concerned persons in accord with State law. The Contractor is not relieved of its obligation to provide this information to the enrollee once he or she is no longer incapacitated or unable to receive such information. Follow-up procedures must be in place to ensure that the information is given to the individual directly at the appropriate time.

5.10.4.	The Contractor’s policies and procedures must require, and the Contractor must ensure, that the enrollee’s medical record documents, in a prominent part, whether or not the individual has executed an advance directive.

5.10.5.	The Contractor shall not condition the provision of care or otherwise discriminate against an enrollee based on whether or not the enrollee has executed an advance directive.

5.10.6.	The Contractor shall ensure compliance with requirements of State and Federal law (whether statutory or recognized by the courts of the State) regarding advance directives.

5.10.7.	The Contractor shall provide for education of staff concerning its policies and procedures on advance directives.

5.10.8.	The Contractor shall provide for community education regarding advance directives that may include material required herein, either directly or in concert with other providers or entities. Separate community education materials may be developed and used, at the discretion of the Contractor. The same written materials are not required for all settings, but the material should define what constitutes an advance directive, emphasizing that an advance directive is designed to enhance an incapacitated individual’s control over medical treatment, and describe applicable State and Federal law concerning advance directives. The Contractor shall document its community education efforts.

5.10.9.

The Contractor is not required to provide care that conflicts with an advance directive; and is not required to implement an advance directive if, as a matter of conscience, the Contractor cannot implement an advance directive and State law allows the Contractor or

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any subcontractor providing services under this agreement to conscientiously object.

5.10.10.	The Contractor shall inform enrollees that they may file a grievance with the Contractor if the enrollee is dissatisfied with the Contractor’s advance directive policy and procedure or the Contractor’s administration of those policies and procedures. The Contractor shall also inform enrollees that they may file a grievance with DSHS if they believe the Contractor is non-compliant with advance directive requirements.

5.11.	Health Information Systems: The Contractor shall maintain and shall require subcontractors to maintain a health information system that complies with the requirements of 42 CFR 438.242 and provides the information necessary to meet the Contractor’s obligations under this agreement. The Contractor shall have in place mechanisms to verify the health information received from subcontractors. Mechanisms shall include the following:

5.11.1.	A health information system that collects, analyze, integrates, and reports data. The system must provide information on areas including but not limited to, utilization, grievance, and appeals, and disenrollments for other than loss of Medicaid eligibility.

5.11.2.	Data received from providers is accurate and complete by:

5.11.2.1.	Verifying the accuracy and timeliness of reported data;

5.11.2.2.	Screening the data for completeness, logic, and consistency; and

5.11.2.3.	Collecting service information on standardized formats to the extent feasible and appropriate.

5.11.3.	The Contractor shall make all collected data available to DSHS and The Center for Medicare and Medicaid Services (CMS) upon request.

6.	REPORTING REQUIREMENTS:

6.1.	Certification Requirements: Any information and/or data required by this agreement and identified by DSHS as requiring certification shall be certified by the Contractor as follows (42 CFR 438.600 through 42 CFR 438.606):

6.1.1.	Source of certification: The information and/or data shall be certified by one of the following:

6.1.1.1.	The Contractor’s Chief Executive Officer

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6.1.1.2.	The Contractor’s Chief Financial Officer

6.1.1.3.	An individual who has delegated authority to sign for, and who reports directly to, the Contractor’s Chief Executive Officer or Chief Financial Officer

6.1.2.	Content of certification: The Contractor’s certification shall attest, based on best knowledge, information, and belief, to the accuracy, completeness and truthfulness of the information and/or data.

6.1.3.	Timing of certification: The Contractor shall submit the certification concurrently with the certified information and/or data.

6.2.	HEDIS® Measures: In accordance with 7.5 Notices, the Contractor shall report to DSHS, the following HEDIS® measures using the current HEDIS® Technical Specifications and official corrections published by NCQA, unless directed otherwise in writing by DSHS.

6.2.1.	No later than June 15th of each year, the following HEDIS® measures shall be submitted electronically to DSHS and a second copy shall be submitted to the EQRO designated by DSHS, using the NCQA data submission tool (DST):

6.2.1.1.	Childhood Immunization Status

6.2.1.2.	Prenatal and Postpartum Care

6.2.1.3.	Well Child Visits in the First 15 Months of Life

6.2.1.4.	Well Child Visits in the Third, Fourth, Fifth and Sixth Years of Life

6.2.1.5.	Adolescent Well Child Visits

6.2.1.6.	Use of Appropriate Medications for People with Asthma

6.2.1.7.	Comprehensive Diabetes Care

6.2.1.8.	Inpatient Utilization-General Hospital/Acute Care

6.2.1.9.	Ambulatory Care

6.2.1.10.	Birth and Average Length of Stay, Newborns

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6.2.2.	All measures shall be audited, at Contractor expense, by an NCQA licensed organization in accord with the current HEDIS COMPLIANCE AUDIT™ standards, policies and procedures. The signed and certified audit report shall be submitted to DSHS no later than July 15th of each year. A second copy shall be submitted to the EQRO designated by DSHS.

6.2.2.1.	If the Contractor has current NCQA accreditation, including Medicaid, a full audit, as defined by NCQA, is allowed.

6.2.2.2.	If the Contractor does not have current NCQA accreditation, including Medicaid, a partial audit, as defined by NCQA, must be conducted.

6.2.3.	The Contractor may rotate HEDIS® measures only with the advance written permission of DSHS. The Contractor may request permission to rotate measures by making a written request to the DSHS contact named in the Notices section of this agreement.

6.3.	Encounter Data:

6.3.1.	Encounter data includes all services delivered to enrollees. DSHS collects and uses this data for many reasons such as: federal reporting; rate setting and risk adjustment; managed care quality improvement program, utilization patterns and access to care; DSHS hospital rate setting; and research studies. The Contractor shall comply with the Encounter Data Guide for Managed Care Organizations published by DSHS.

6.3.2.	DSHS may change the Encounter Data Guide for Managed Care Organizations with one hundred and fifty (150) calendar days written notice to the Contractor. The Encounter Data Guide for Managed Care Organizations may be changed with less than one hundred and fifty (150) calendar days notice by mutual agreement of the Contractor and DSHS. The Contractor shall, upon receipt of such notice from DSHS, provide notice of changes to subcontractors.

6.4.	Integrated Provider Network Database (IPND): The Contractor shall report their complete provider network, to include all current contracted providers, monthly to DSHS through the designated data management contact in accord with the Provider Network Reporting Requirements published by DSHS at http://maa.dshs.wa.gov/healthyoptions/IPND.

6.5.	FQHC/RHC Report: The Contractor shall provide DSHS with information related to subcontracted federally-qualified health centers (FQHC) and rural

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health clinics (RHC), as required by the DSHS Healthy Options Licensed Health Carrier Billing Instructions, published by DSHS.

6.6.	Enrollee Mortality: The Contractor shall maintain a record of known enrollee deaths, including the enrollee’s name, date of birth, age at death, location of death, and cause(s) of death. This information shall be available to DSHS upon request. The Contractor shall assist DSHS in efforts to evaluate and improve the availability and utility of selected mortality information for quality improvement purposes.

6.7.	Actions, Grievances and Appeals: The Contractor shall maintain a record of all actions, grievances and appeals, including actions, grievances and appeals handled by a delegated entity and independent review of adverse decisions by an independent review organization. The Contractor shall provide a report of complete actions, grievances and appeals to DSHS biannually for the prior six months. The report for the six months ending March 31st is due no later than June 1st and the report for the six months ending September 30th is due no later than November 1st. The Contractor is responsible for maintenance of records for and reporting of any grievance, actions and appeals handled by delegated entities. Delegated actions, grievances and appeals are to be integrated into the Contractor’s report. Data shall be reported in the DSHS and Contractor agreed upon format. The report medium shall be specified by DSHS. Reporting of actions shall include all denials or limited authorization of a requested service, including the type or level of service, and the reduction, suspension, or termination of a previously authorized service but will not include denials of payment to providers. Reporting of grievances shall include all expressions of enrollee dissatisfaction not related to an action. The records shall be sorted using the sort keys identified and shall include, at a minimum:

6.7.1.	Name of Program: HO, CHIP, or BH+ (Primary Sort Key)

6.7.2.	Name of the delegated entity, if any

6.7.3.	Enrollee Identifier (three separate fields):

6.7.3.1.	Patient Identification Code (PIC) (preferred) or

6.7.3.2.	Enrollee Name and Enrollee Birthday: If PIC not reported

6.7.4.	Name of Practitioner (Optional)

6.7.5.	Type of Practitioner (Optional)

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6.7.6.	Type (Secondary Sort Key):

6.7.6.1.	Action

6.7.6.2.	Grievance

6.7.6.3.	Appeal - First Level

6.7.6.4.	Appeal - Second Level

6.7.6.5.	IRO

6.7.7.	Expedited: Yes or No

6.7.8.	Grievance, Appeal or IRO Issue

6.7.9.	Category of Action or Grievance

6.7.10.	Action Reason

6.7.11.	Resolution of Grievance, Appeal or IRO

6.7.12.	Action Date

6.7.13.	Receipt Date of Grievance, Appeal or IRO

6.7.14.	Date of Resolution of Grievance, Appeal, or IRO

6.7.15.	Date written notification of Action or Grievance, Appeal or IRO outcome sent to enrollee and practitioner

6.8.	Drug Formulary Review and Approval: The Contractor shall submit its drug formulary, for use with enrollees covered under the terms of this agreement, to DSHS for review and approval by January 31st of each year of this agreement.

6.9.	Fraud and Abuse: The Contractor shall report in writing all verified cases of fraud and abuse, including fraud and abuse by the Contractor’s employees and subcontractors, within seven (7) calendar days to DSHS according to Section 7.5, Notices. The report shall include the following information:

6.9.1.	Subject(s) of complaint by name and either provider/subcontractor type or employee position.

6.9.2.	Source of complaint by name and provider/subcontractor type or employee position, if applicable.

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6.9.3.	Nature of complaint.

6.9.4.	Estimate of the amount of funds involved.

6.9.5.	Legal and administrative disposition of case.

6.10.	Five Percent Equity: The Contractor shall provide the DSHS, MAA, Division of Program Support, Contract Manager assigned to the Contractor a list of persons with a beneficial ownership of more than 5% of the Contractor’s equity no later than February 28th of each year of this agreement.

7.	GENERAL TERMS AND CONDITIONS

7.1.	Complete Agreement: This agreement incorporates Exhibits to this agreement and the DSHS billing instructions applicable to the Contractor. All terms and conditions of this agreement are stated in this agreement and its incorporations. No other agreements, oral or written, are binding.

7.2.	Modification: This agreement may only be modified by mutual consent of the parties. All modifications shall be set forth in contract amendments issued by DSHS.

7.3.	Waiver: The failure of either party to enforce any provision of this agreement shall not constitute a waiver of that or any other provision, and will not be construed to be a modification of the terms and conditions of the agreement unless incorporated into the agreement with an amendment.

7.4.	Limitation of Authority: No alteration, modification, or waiver of any clause or condition of the agreement is binding unless made in writing and signed by a DSHS Contracting Officer or their designee.

7.5.	Notices: Whenever one party is required to give notice to the other under this agreement, it shall be deemed given if mailed by United States Postal Service, registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

In the case of notice to the Contractor, notice will be sent to the point of contact identified on the signature page of the agreement.

In the case of notice to DSHS:

Peggy Wilson, Section Manager (or her successor)

Managed Care Contract Management Section

Division of Program Support

Medical Assistance Administration

Department of Social and Health Services

P.O. Box 45530

Olympia, WA 98504-5530

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Said notice shall become effective on the date delivered as evidenced by the return receipt or the date returned to the sender for non-delivery other than for insufficient postage. Either party may at any time change its address for notification purposes by mailing as aforesaid a notice stating the change and setting forth the new address, which shall be effective on the tenth day following the effective date of such notice unless a later date is specified.

7.6.	Force Majeure: If the Contractor is prevented from performing any of its obligations hereunder in whole or in part as a result of a major epidemic, act of God, war, civil disturbance, court order, or any other cause beyond its control, such nonperformance shall not be a ground for termination for default. Immediately upon the occurrence of any such event, the Contractor shall commence to use its best efforts to provide, directly or indirectly, alternate and, to the extent practicable, comparable performance. Nothing in this clause shall be construed to prevent DSHS from terminating this agreement for reasons other than for default during the period of events set forth above, or for default, if such default occurred prior to such event.

7.7.	Sanctions:

7.7.1.	DSHS will notify the Contractor in writing of the basis and nature of the any sanctions and, if applicable, provide a reasonable deadline for curing the cause for the sanction before imposing sanctions. The Contractor may request a dispute resolution, as described in Section 7.23, Disputes, if the Contractor disagrees with DSHS’ position.

7.7.2.	When the Contractor fails to meet its obligations under the terms of this agreement, DSHS may impose sanctions by withholding up to five percent of payments to the Contractor rather than terminating the agreement.

DSHS may withhold payment from the end the cure period until the default is cured or any resulting dispute is resolved in the Contractor’s favor.

7.7.3.	DSHS, CMS or the Office of the Inspector General (OIG) may impose intermediate sanctions, in accord with 42 CFR 438.700, 42 CFR 438.702, 42 CFR 438.704, 45 CFR 92.36(i)(1), 42 CFR 422.208 and 42 CFR 422.210, against the Contractor for:

7.7.3.1.	Failing to provide medically necessary services that the Contractor is required to provide, under law or under this agreement, to an enrollee covered under this agreement.

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7.7.3.2.	Imposing on enrollees premiums or charges that are in excess of the premiums or charges permitted under law or under this agreement.

7.7.3.3.	Acting to discriminate among enrollees on the basis of their health status or need for health care services. This includes termination of enrollment or refusal to reenroll a recipient, except as permitted under law or under this agreement, or any practice that would reasonably be expected to discourage enrollment by recipients whose medical condition or history indicates probable need for substantial future medical services.

7.7.3.4.	Misrepresenting or falsifying information that it furnishes to CMS or to the State.

7.7.3.5.	Misrepresenting or falsifying information that it furnishes to an enrollee, potential enrollee, or health care provider.

7.7.3.6.	Failing to comply with the requirements for physician incentive plans.

7.7.3.7.	Distributing directly, or indirectly through any agent or independent contractor, marketing materials that have not been approved by the State or that contain false or materially misleading information.

7.7.3.8.	Violating any of the other requirements of Sections 1903(m) or 1932 of the Social Security Act, and any implementing regulations.

7.7.3.9.	Intermediate sanctions may include:

7.7.3.9.1.	Civil monetary penalties in the following amounts:

7.7.3.9.1.1.	A maximum of $25,000 for each determination of failure to provide services; misrepresentation or false statements to enrollees, potential enrollees or healthcare providers; failure to comply with physician incentive plan requirements; or marketing violations.

7.7.3.9.1.2.	A maximum of $100,000 for each determination of discrimination; or misrepresentation or false statements to CMS or the State.

7.7.3.9.1.3.	A maximum of $15,000 for each potential enrollee DSHS determines was not enrolled because of a discriminatory practice subject to the $100,000 overall limit.

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7.7.3.9.1.4.	A maximum of $25,000 or double the amount of the charges, whichever is greater, for charges to enrollees that are not allowed under HO or SCHIP. DSHS will deduct from the penalty the amount charged and return it to the enrollee.

7.7.3.9.2.	Appointment of temporary management for the Contractor as provided in 42 CFR 438.706. DSHS will only impose temporary management if it finds that the Contractor has repeatedly failed to meet substantive requirements in Sections 1903(m) or 1932 of the Social Security Act. Either DSHS or the Contractor may terminate this agreement, as otherwise provided herein, prior to and as an alternative to appointment of temporary management.

7.7.3.9.3.	Suspension of all new enrollment, including default enrollment, after the effective date of the sanction.

7.7.3.9.4.	Suspension of payment for enrollees enrolled after the effective date of the sanction and until CMS or DSHS is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

7.8.	Assignment of this Agreement: This agreement, including the rights, benefits, and duties herein, shall be binding on the parties and their successors and assignees but shall not be assignable by either party without the express written consent of the other. Nor shall any claim, pertinent to this agreement, against one of the parties be assignable without the express written consent of the other.

7.9.	Headings Not Controlling: The headings and the index used herein are for reference and convenience only, and shall not enter into the interpretation thereof, or describe the scope or intent of any provisions or sections of this agreement.

7.10.	Order of Precedence: In the interpretation of this agreement and incorporated documents, the various terms and conditions shall be construed as much as possible to be complementary. In the event that such interpretation is not possible the following order of precedence shall apply:

7.10.1.	Federal statutes and regulations concerning the operation of Health Maintenance Organizations and the provisions of Title XIX of the federal Social Security Act.

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7.10.2.	State of Washington statutes and regulations concerning the operation of the DSHS’ Medical Assistance Program, including but not limited to WAC 388-538.

7.10.3.	State of Washington statutes and regulations concerning the operation of Health Maintenance Organizations and Health Care Service Contractors.

7.10.4.	The terms and conditions of this agreement.

7.11.	Proprietary Rights: DSHS recognizes that nothing in this agreement shall give DSHS rights to the systems developed or acquired by the Contractor during the performance of this agreement. The Contractor recognizes that nothing in this agreement shall give the Contractor rights to the systems developed or acquired by DSHS during the performance of this agreement.

7.12.	Covenant Against Contingent Fees: The Contractor promises that no person or agency has been employed or retained on a contingent fee for the purpose of seeking or obtaining this agreement. This does not apply to legitimate employees or an established commercial or selling agency maintained by the Contractor for the purpose of securing business. In the event of breach of this clause by the Contractor DSHS may at its discretion: a) annul the agreement without any liability; or b) deduct from the agreement price or consideration or otherwise recover the full amount of any such contingent fee.

7.13.	Enrollees’ Right to Obtain a Conversion Agreement: The Contractor shall offer a conversion agreement to all enrollees whose enrollment is terminated due to loss of eligibility for Medical Assistance in accord with RCW 48.46.450.

7.14.	Records Maintenance and Retention:

7.14.1.	Maintenance: The Contractor and its subcontractors shall maintain financial, medical and other records pertinent to this agreement. All financial records shall follow generally accepted accounting principles. Medical records and supporting management systems shall include all pertinent information related to the medical management of each enrollee. Other records shall be maintained as necessary to clearly reflect all actions taken by the Contractor related to this agreement.

7.14.2.

Retention: All records and reports relating to this agreement shall be retained by the Contractor and its subcontractors for a minimum of seven (7) years after final payment is made under this agreement or, in the event that this agreement is renewed, seven (7) years after the renewal date. However, when an audit, litigation, or other action

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involving records is initiated prior to the end of said period, records shall be maintained for a minimum of seven (7) years following resolution of such action.

7.15.	Access to Facilities and Records: The Contractor and its subcontractors shall cooperate with medical and financial audits performed by duly authorized representatives of DSHS, the state of Washington Auditor’s Office, DHHS, and federal auditors from the United States government General Accounting Office and the Office of Management and Budget. With reasonable notice, generally thirty (30) calendar days, the Contractor and its subcontractors shall provide access to its facilities and the financial and medical records pertinent to this agreement to monitor and evaluate performance under this agreement, including, but not limited to, the quality, cost, use and timeliness of services (42 CFR 434.52), and assessment of the Contractor’s capacity to bear the potential financial losses (42 CFR 434.58). The Contractor and its subcontractors shall provide immediate access to facilities and records pertinent to this agreement for Medicaid fraud investigators.

7.16.	Solvency:

7.16.1.	The Contractor shall have a Certificate of Registration as either a Health Maintenance Organization or a Health Care Service Contractor from the Office of the Insurance Commissioner (OIC). The Contractor shall comply with the solvency provisions of RCW 48.44 or RCW 48.46, as amended.

7.16.2.	The Contractor shall notify DSHS immediately upon being notified by OIC that they are to report financial information quarterly or monthly and provide DSHS with the same information provided to OIC in response to any OIC request. The Contractor shall deliver all required information and notices to DSHS at the address listed in 7.5 Notices. The Contractor agrees that DSHS may at anytime access any information related to the Contractor’s financial condition, or compliance with OIC requirements, from OIC and consult with OIC concerning such information.

7.16.3.	The Contractor shall provide DSHS with the Contractor’s audited financial statements as soon as they become available to the Contractor. Financial statements shall be delivered to the address list in 7.5 Notices.

7.16.4.	If the Contractor becomes insolvent during the term of this agreement:

7.16.4.1.	The state of Washington and enrollees shall not be in any manner liable for the debts and obligations of the Contractor.

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7.16.4.2.	In accord with Section 10.13 Prohibition on Enrollee Charges for Covered Services, under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this agreement, charge enrollees for covered services.

7.16.4.3.	The Contractor shall, in accord with RCW 48.44.055 or RCW 48.46.245, provide for the continuity of care for enrollees.

7.17.	Compliance with All Applicable Laws and Regulations: In the provision of services under this agreement, the Contractor and its subcontractors shall comply with all applicable federal and state statutes and regulations, and all amendments thereto, that are in effect when the agreement is signed or that come into effect during the term of the agreement (42 CFR 438.100(d). This includes, but is not limited to:

7.17.1.	Title XIX and Title XXI of the Social Security Act.

7.17.2.	Title VI of the Civil Rights Act of 1964.

7.17.3.	Title IX of the Education Amendments of 1972, regarding any education programs and activities.

7.17.4.	The Age Discrimination Act of 1975.

7.17.5.	The Rehabilitation Act of 1973

7.17.6.	The Americans with Disabilities Act.

7.17.7.	All applicable OIC statutes and regulations.

7.17.8.	All local, state, and federal professional and facility licensing and accreditation requirements/standards that apply to services performed under the terms of this agreement, including but not limited to:

7.17.8.1.	All applicable standards, orders, or requirements issued under Section 306 of the Clean Air Act (42 US 1857(h)), Section 508 of the Clean Water Act (33 US 1368), Executive Order 11738, and Environmental Protection Agency (EPA) regulations (40 CFR Part 15), which prohibit the use of facilities included on the EPA List of Violating Facilities. Any violations shall be reported to DSHS, DHHS, and the EPA.

7.17.8.2.	Any applicable mandatory standards and policies relating to energy efficiency that are contained in the State Energy

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Conservation Plan, issued in compliance with the federal Energy Policy and Conservation Act.

7.17.8.3.	Those specified for laboratory services in the Clinical Laboratory Improvement Amendments (CLIA).

7.17.8.4.	Those specified in Title 18 for professional licensing.

7.17.9.	Liability insurance requirements.

7.17.10.	Reporting of abuse as required by RCW 26.44.030.

7.17.11.	Industrial insurance coverage as required by Title 51 RCW.

7.17.12.	Any other requirements associated with the receipt of federal funds.

7.18.	Nondiscrimination: The Contractor shall comply with all federal and state nondiscrimination laws and regulations.

7.19.	Review of Client Information: DSHS agrees to provide the Contractor with written client information, which DSHS intends to distribute to all or a class of clients.

7.20.	Contractor Not Employee of DSHS: The Contractor acknowledges and certifies that its directors, officers, partners, employees, and agents are not officers, employees, or agents of DSHS or the state of Washington. The Contractor shall not hold itself out as or claim to be an officer, employee, or agent of DSHS or the state of Washington by reason of this agreement. The Contractor shall not claim any rights, privileges, or benefits that would accrue to a civil service employee under RCW 41.06.

7.21.	DSHS Not Guarantor: The Contractor acknowledges and certifies that neither DSHS nor the state of Washington are guarantors of any obligations or debts of the Contractor.

7.22.	Mutual Indemnification and Hold Harmless: The parties shall be responsible for and shall indemnify and hold each other harmless from all claims and/or damages to persons and/or property resulting from its negligent acts and omissions. The Contractor shall indemnify and hold harmless DSHS from any claims by non-participating providers related to the provision to enrollees of covered services under this agreement.

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7.23.	Disputes: When a dispute arises over an issue concerning the terms of the agreement, the parties agree to the following process to address the dispute:

7.23.1.	The Contractor and DSHS shall attempt to resolve the dispute through informal means between the Contractor and the DSHS, MAA, Division of Program Support, Contract Manager assigned to the Contractor.

7.23.2.	If the Contractor is not satisfied with the outcome of the resolution with the Contract Manager, the Contractor may submit the disputed issue, in writing, for review, within ten (10) working days of the outcome, to:

MaryAnne Lindeblad, Director (or her successor)

Division of Program Support

Medical Assistance Administration

Department of Social and Health Services

P.O. Box 45530

Olympia, WA 98504-5530

The Director may request additional information from the Contract Manager and/or the Contractor. The Director shall issue a written review decision to the Contractor within thirty (30) calendar days of receipt of all information relevant to the issue. The review decision will be provided to the Contractor according to Section 7.5.

7.23.3.	When the Contractor disagrees with the review decision of the Director, the Contractor may request independent mediation of the dispute. The request for mediation must be submitted to the Director, in writing, within ten (10) working days of the Contractor’s receipt of the Director’s review decision. The Contractor and DSHS shall mutually agree on the selection of the independent mediator and shall bear all costs associated with mediation equally. The results of mediation shall not be binding on either party.

7.23.4.	Both parties agree to make their best efforts to resolve disputes arising from this agreement and agree that the dispute resolution process described herein shall precede any court action. This dispute resolution process is the sole administrative remedy available under this agreement.

7.24.	Governing Law and Venue: The laws of the state of Washington shall govern this agreement. In the event of a lawsuit involving this agreement, venue shall be proper only in Thurston County, Washington. By execution of this agreement, the Contractor acknowledges the jurisdiction of the courts of the state of Washington regarding this matter.

7.25.	Severability: If any provision of this agreement, including any provision of any document incorporated by reference, shall be held invalid, that invalidity shall not affect the other provisions of the agreement. To that end, the provisions of this agreement are declared to be severable.

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7.26.	Excluded Persons:

7.26.1.	The Contractor may not knowingly have a director, officer, partner, or person with a beneficial ownership of more than 5% of the Contractor’s equity, or have an employee, consultant or contractor who is significant or material to the provision of services under this agreement, who has been, or is affiliated with someone who has been, debarred, suspended, or otherwise excluded by any federal agency (SSA 1932(d)(1)). A list of excluded parties is available on the following Internet website: www.arnet.gov/epls.

7.26.2.	By entering into this agreement, the Contractor certifies that it does not knowingly have anyone who is an excluded person, or is affiliated with an excluded person, as a director, officer, partner, employee, contractor, or person with a beneficial ownership of more than 5% of its equity. The Contractor is required to notify DSHS when circumstances change that affect such certification.

7.26.3.	The Contractor is not required to consult the excluded parties list, but may instead rely on certifications from directors, officers, partners, employees, contractors, or persons with beneficial ownership of more than 5% of the Contractor’s equity, that they are not debarred or excluded from a federal program.

7.27.	Fraud and Abuse Requirements - Policies and Procedures:

7.27.1.	The Contractor shall have administrative and management arrangements or procedures, and a mandatory compliance plan, that are designed to guard against fraud and abuse (42 CFR 438.608(a)).

7.27.2.	The Contractor’s arrangements or procedures shall include the following (42 CFR 438.608(b)(1)):

7.27.2.1.	Written policies, procedures, and standards of conduct that articulates the Contractor’s commitment to comply with all applicable Federal and State standards.

7.27.2.2.	The designation of a compliance officer and a compliance committee that are accountable to senior management.

7.27.2.3.	Effective training for the compliance officer and the Contractor’s employees.

7.27.2.4.	Effective lines of communication between the compliance officer and the Contractor’s staff.

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7.27.2.5.	Enforcement of standards through well-publicized disciplinary guidelines.

7.27.2.6.	Provision for internal monitoring and auditing.

7.27.2.7.	Provision for prompt response to detected offenses, and for development of corrective action initiatives.

7.27.3.	The Contractor shall submit a written copy of its administrative and management arrangements or procedures and mandatory compliance plan regarding fraud and abuse to DSHS for approval, according to Section 7.5, Notices, by March 31st each year of this agreement. DSHS shall respond with approval or denial with required modifications within thirty (30) calendar days of receipt. The Contractor shall have thirty (30) calendar days to resubmit the policies and procedures.

7.27.4.	The Contractor may request a copy of the guidelines that DSHS will use in evaluating the Contractor’s written administrative and management arrangements or procedures and mandatory compliance plan regarding fraud and abuse, and may request technical assistance in preparing the written administrative and management arrangements or procedures and mandatory compliance plan regarding fraud and abuse, by contacting the DSHS, MAA, Division of Program Support Contract Manager assigned to the Contractor.

7.28.	Insurance: The Contractor shall at all times comply with the following insurance requirements.

7.28.1.	Commercial General Liability Insurance (CGL): The Contractor shall maintain Commercial General Liability Insurance, including coverage for bodily injury, property damage, and contractual liability, with the following minimum limits: Each Occurrence - $1,000,000; General Aggregate - $2,000,000. The policy shall include liability arising out of premises, operations, independent contractors, products-completed operations, personal injury, advertising injury, and liability assumed under an insured contract. The state of Washington, DSHS, its elected and appointed officials, agents, and employees shall be named as additional insureds expressly for, and limited to, Contractor’s services provided under this contract.

7.28.2.

Professional Liability Insurance (PL): If the Contractor provides professional services, either directly or indirectly, the Contractor shall maintain Professional Liability Insurance, including coverage for losses caused by errors and omissions, with the following minimum

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limits: Each Occurrence - $1,000,000; General Aggregate - $2,000,000.

7.28.3.	Worker’s Compensation: The Contractor shall comply with all applicable worker’s compensation, occupational disease, and occupational health and safety laws and regulations. The state of Washington and DSHS shall not be held responsible as an employer for claims filed by the Contractor or its employees under such laws and regulations.

7.28.4.	Employees and Volunteers: Insurance required of the Contractor under the Contract shall include coverage for the acts and omissions of the Contractor’s employees and volunteers.

7.28.5.	Subcontractors: The Contractor shall ensure that all subcontractors have and maintain insurance appropriate to the services to be performed. The Contractor shall make available copies of Certificates of Insurance for subcontractors, to DSHS if requested.

7.28.6.	Separation of Insureds: All insurance Commercial General Liability policies shall contain a “separation of insureds” provision.

7.28.7.	Insurers: The Contractor shall obtain insurance from insurance companies authorized to do business within the state of Washington, with a “Best’s Reports” rating of A-, Class VII or better. Any exception must be approved by the DSHS. Exceptions include placement with a “Surplus Lines” insurer or an insurer with a rating lower than A-, Class VII.

7.28.8.	Evidence of Coverage: The Contractor shall submit Certificates of Insurance to the DSHS Central Contract Services, Insurance Services, PO Box 45811, Olympia, Washington 98504-5811, for each coverage required of the Contractor under the Contract no later than January 15, 2004 DSHS in accord with the Notices section of this agreement. Each Certificate of Insurance shall be executed by a duly authorized representative of each insurer.

7.28.9.	Material Changes: The Contractor shall give DSHS, in accord with the Notices section of this agreement, 45 days advance notice of cancellation or non-renewal of any insurance in the Certificate of Coverage. If cancellation is due to non-payment of premium, the Contractor shall give DSHS 10 days advance notice of cancellation.

7.28.10.	General: By requiring insurance, the state of Washington and DSHS do not represent that the coverage and limits specified will be adequate to protect the Contractor. Such coverage and limits shall not

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be construed to relieve the Contractor from liability in excess of the required coverage and limits and shall not limit the Contractor’s liability under the indemnities and reimbursements granted to the State and DSHS in this Contract. All insurance provided in compliance with this Contract shall be primary as to any other insurance or self-insurance programs afforded to or maintained by the State.

7.28.11.	Contractor may waive the requirements contained in 7.28.1, 7.28.2, 7.28.7, and 7.28.8, if self-insured. In the event the Contractor is self insured, the Contractor must send to DSHS by January 15, 2004, a signed written document, which certifies that the contractor is self insured, carries coverage adequate to meet the requirements of section 7.28, will treat DSHS as an additional insured, expressly for, and limited to, the Contractor’s services provided under this Contract, and provides a point of contact for DSHS.

8.	SUBCONTRACTS

8.1.	Contractor Remains Legally Responsible: Subcontracts, as defined herein, may be used by the Contractor for the provision of any service under this agreement. However, no subcontract shall terminate the Contractor’s legal responsibility to DSHS for any work performed under this agreement (42 CFR 434.6 (c)).

8.2.	Solvency Requirements for Subcontractors: For any subcontractor at financial risk, as described in Section 8.8.3. Substantial Financial Risk, or 1.17. Risk, the Contractor shall establish, enforce and monitor solvency requirements that provide assurance of the subcontractor’s ability to meet its obligations.

8.3.	Required Provisions: Subcontracts shall be in writing, consistent with the provisions of 42 CFR 434.6. All subcontracts shall contain the following provisions:

8.3.1.	Identification of the parties of the subcontract and their legal basis for operation in the state of Washington.

8.3.2.	Procedures and specific criteria for terminating the subcontract.

8.3.3.	Identification of the services to be performed by the subcontractor and which of those services may be subcontracted by the subcontractor.

8.3.4.	Reimbursement rates and procedures for services provided under the subcontract.

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8.3.5.	Release to the Contractor of any information necessary to perform any of its obligations under this agreement.

8.3.6.	Reasonable access to facilities and financial and medical records for duly authorized representatives of DSHS or DHHS for audit purposes, and immediate access for Medicaid fraud investigators.

8.3.7.	The requirement to completely and accurately report encounter data to the Contractor. Contractor shall ensure that all subcontractors required to report encounter data have the capacity to comply with the Encounter Data Submission Requirements, Exhibit C-1.

8.3.8.	The requirement to comply with the Contractor’s DSHS approved fraud and abuse policies and procedures.

8.3.9.	No assignment of the subcontract shall take effect without the DSHS’ written agreement.

8.3.10.	The subcontractor shall comply with the applicable state and federal rules and regulations as set forth in this agreement, including the applicable requirements of 42 CFR 438.6.

8.3.11.	Subcontracts shall set forth and require the subcontractor to comply with any term or condition of this agreement that is applicable to the services to be performed under the subcontract.

8.3.12.	The Contractor shall provide the following information regarding the grievance system to all subcontractors at the time that they enter into a contract or no later than January 15, 2004 for continuing subcontractors (42 CFR 438.414 and 42 CFR 438.10(g)(1)):

8.3.12.1.	The enrollee’s right to a fair hearing, how to obtain a hearing, and representation rules at a hearing.

8.3.12.2.	The enrollee’s right to file grievances and appeals and their requirements and timeframes for filing.

8.3.12.3.	The availability of assistance in filing.

8.3.12.4.	The toll-free numbers to file oral grievances and appeals.

8.3.12.5.	The enrollee’s right to request continuation of benefits during an appeal or fair hearing and, if the Contractor’s action is upheld, the enrollee’s responsibility to pay for the continued benefits.

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8.4.	Health Care Provider Subcontracts, including those for facilities, shall also contain the following provisions:

8.4.1.	A quality improvement system tailored to the nature and type of services subcontracted, which affords quality control for the health care provided, including but not limited to the accessibility of medically necessary health care, and which provides for a free exchange of information with the Contractor to assist the Contractor in complying with the requirements of this agreement.

8.4.2.	A means to keep records necessary to adequately document services provided to enrollees.

8.4.3.	Information about enrollees, including their medical records, shall be kept confidential in a manner consistent with state and federal laws and regulations.

8.4.4.	The subcontractor accepts payment from the Contractor as payment in full and shall not request payment from DSHS or any enrollee for covered services performed under the subcontract.

8.4.5.	The subcontractor agrees to hold harmless DSHS and its employees, and all enrollees served under the terms of this agreement in the event of non-payment by the Contractor. The subcontractor further agrees to indemnify and hold harmless DSHS and its employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against DSHS or its employees through the intentional misconduct, negligence, or omission of the subcontractor, its agents, officers, employees or contractors.

8.4.6.	If the subcontract includes physician services, provisions for compliance with the PCP requirements stated in this agreement.

8.4.7.	A ninety (90) day termination notice provision.

8.4.8.	A specific termination provision for termination with short notice when a provider is excluded from participation in the Medicaid program.

8.4.9.	The subcontractor agrees to comply with the appointment wait time standards of this agreement. The subcontract must provide for regular monitoring of timely access and corrective action if the subcontractor fails to comply with the appointment wait time standards (42 CFR 438.206(c)(1).

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8.4.10.	A provision for ongoing monitoring and periodic formal review that is consistent with industry standards and OIC regulations. Formal review must be completed no less than once every three years and must identify deficiencies or areas for improvement and provide for corrective action (42 CFR 438.230(b)).

8.5.	Health Care Provider Subcontracts Delegating Administrative Functions: Subcontracts that delegate administrative functions under the terms of this agreement shall include the following additional provisions:

8.5.1.	For those subcontractors at financial risk, that the subcontractor shall maintain the Contractor’s solvency requirements throughout the term of the agreement.

8.5.2.	Clear descriptions of any administrative functions delegated by the Contractor in the subcontract, including but not limited to utilization/ medical management, claims processing, enrollee grievances and appeals, and the provision of data or information necessary to fulfill any of the Contractor’s obligations under this agreement.

8.5.3.	How frequently and by what means the Contractor will monitor compliance with solvency requirements and requirements related to any administrative function delegated in the subcontract.

8.5.4.	Whether referrals for enrollees will be restricted to providers affiliated with the group and, if so, a description of those restrictions.

8.6.	Excluded Providers:

8.6.1.	Pursuant to Section 1128 of the Social Security Act, the Contractor may not subcontract with an individual practitioner or provider, or an entity with an officer, director, agent, or manager, or an individual who owns or has a controlling interest in the entity, who has been: convicted of crimes as specified in Section 1128 of the Social Security Act, excluded from participation in the Medicare and Medicaid program, assessed a civil penalty under the provisions of Section 1128, has a contractual relationship with an entity convicted of a crime specified in Section 1128, or is a person described in Section 7.26 of this agreement, Excluded Persons.

8.6.2.	In addition, if DSHS terminates a subcontractor from participation in the Medical Assistance program, the Contractor shall exclude the subcontractor from participation in Healthy Options/SCHIP. The Contractor shall terminate subcontracts of excluded providers immediately when the Contractor becomes aware of such exclusion or when the Contractor receives notice from DSHS, whichever is earlier.

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8.7.	Home Health Providers: If the pending Medicaid home health agency surety bond requirement (Section 4708(d) of the Balanced Budget Act of 1997) becomes effective before or during the term of this agreement, beginning on the effective date of the requirement the Contractor may not subcontract with a home health agency unless the state has obtained a surety bond from the home health agency in the amount required by federal law. The Department will provide a current list of bonded home health agencies upon request to the Contractor.

8.8.	Physician Incentive Plans: Physician incentive plans, as defined herein, are subject to the conditions set forth in this section in accord with federal regulations (42 CFR 422.208 and 42 CFR 422.210).

8.8.1.	Prohibited Payments: The Contractor shall make no payment to a physician or physician group, directly or indirectly, under a physician incentive plan as an inducement to reduce or limit medically necessary services provided to an individual enrollee.

8.8.2.	Disclosure Requirements: Risk sharing arrangements in subcontracts with physicians or physician groups are subject to review and approval by DSHS. The Contractor shall provide the following information about its physician incentive plan, and the physician incentive plans of all its subcontractors in any tier, to the Department annually upon request:

8.8.2.1.	Whether the incentive plan includes referral services.

8.8.2.2.	If the incentive plan includes referral services:

8.8.2.2.1.	The type of incentive plan (e.g. withhold, bonus, capitation)

8.8.2.2.2.	For incentive plans involving withholds or bonuses, the percent that is withheld or paid as a bonus.

8.8.2.2.3.	Proof that stop-loss protection meets the requirements of 8.8.4.1., including the amount and type of stop-loss protection.

8.8.2.2.4.

The panel size and, if commercial members and enrollees are pooled, a description of the groups pooled and the risk terms of each group. Medicaid, Medicare, and commercial members in a physician’s or physician group’s panel may be pooled provided the terms of risk for the pooled enrollees and commercial members are comparable, and the incentive payments are not calculated separately for pooled enrollees.

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Commercial members include military and Basic Health Plan members.

8.8.3.	Substantial Financial Risk: A physician, or physician group as defined herein, is at substantial financial risk when more than 25% of the total maximum potential payments to the physician or physician group depend on the use of referral services. When the panel size is fewer than 25,000 members arrangements that cause substantial financial risk include, but are not limited to, the following:

8.8.3.1.	Withholds greater than 25% of total potential payments

8.8.3.2.	Withholds less than 25% of total potential payments but the physician or physician group is potentially liable for more than 25% of total potential payments.

8.8.3.3.	Bonuses greater than 33% of total potential payments, less the bonus.

8.8.3.4.	Withholds plus bonuses if the withholds plus bonuses equal more than 25% of total potential payments.

8.8.3.5.	Capitation arrangements if the difference between the minimum and maximum possible payments is more than 25% of the maximum possible payments, or the minimum and maximum possible payments are not clearly explained in the contract.

8.8.4.	Requirements if a Physician or Physician Group is at Substantial Financial Risk: If the Contractor, or any subcontractor (e.g. IPA, PHO), places a physician or physician group at substantial financial risk, the Contractor shall assure that all physicians and physician groups have either aggregate or per member stop-loss protection for services not directly provided by the physician or physician group.

8.8.4.1.	If aggregate stop-loss protection is provided, it must cover 90% of the costs of referral services that exceed 25% of maximum potential payments under the subcontract.

8.8.4.2.	If stop-loss protection is based on a per-member limit, it must cover 90% of the cost of referral services that exceed the limit as indicated below based on panel size, and whether stop-loss is provided separately for professional and institutional services or is combined for the two.

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8.8.4.2.1.	1,000 members or fewer, the threshold is $3,000 for professional services and $10,000 for institutional services, or $6,000 for combined services.

8.8.4.2.2.	1,001 - 5,000 members, the threshold is $10,000 for professional services and $40,000 for institutional services, or $30,000 for combined services.

8.8.4.2.3.	5,001 - 8,000 members, the threshold is $15,000 for professional services and $60,000 for institutional services, or $40,000 for combined services.

8.8.4.2.4.	8,001 - 10,000 members, the threshold is $20,000 for professional services and $100,000 for institutional services, or $75,000 for combined services.

8.8.4.2.5.	10,001 - 25,000, the threshold is $25,000 for professional services and $200,000 for institutional services, or $150,000 for combined services.

8.8.4.2.6.	25,001 members or more, there is no risk threshold.

8.8.4.3.	For a physician or physician group at substantial financial risk, the Contractor shall periodically conduct surveys of enrollee satisfaction with the physician or physician group. DSHS shall require such surveys annually. DSHS may, at its sole option, conduct enrollee satisfaction surveys that satisfy this requirement and waive the requirement for the Contractor to conduct such surveys. DSHS shall notify the Contractor in writing if the requirement is waived. If DSHS does not waive the requirement, the Contractor shall provide the survey results to DSHS annually upon request. The surveys shall:

8.8.4.3.1.	Include current enrollees, and enrollees who have disenrolled within 12 months of the survey for reasons other than loss of Medicaid eligibility or moving outside the Contractor’s service area.

8.8.4.3.2.	Be conducted according to commonly accepted principles of survey design and statistical analysis.

8.8.4.3.3.	Address enrollees satisfaction with the physician or physician group’s:

8.8.4.3.3.1.	Quality of services provided.

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8.8.4.3.3.2.	Degree of access to services.

8.8.5.	Sanctions and Penalties: DSHS or CMS may impose intermediate sanctions, as described in Section 7.7 of this agreement, for failure to comply with the rules in this section.

8.9.	Payment to FQHCs/RHCs: The Contractor shall not pay a federally qualified health center or a rural health clinic less than the Contractor would pay non-FQHC/RHC providers for the same services (42 USC 1396(m)(2)(A)(ix)).

9.	TERM AND TERMINATION

9.1.	Term: This agreement is effective from January 1, 2003 at 12:01 a.m. Pacific Standard Time (PST) through 12:00 a.m. December 31, 2005, PST. This agreement may be extended by mutual agreement of the parties.

9.2.	Termination for Convenience:

9.2.1.	Either party may terminate, upon one-hundred twenty (120) calendar days advance written notice, performance of work under this agreement in whole or in part, whenever, for any reason, either party shall determine that such termination is in its best interest.

9.2.2.	In the event DSHS terminates this agreement for convenience, the Contractor shall have the right to assert a claim for the Contractor’s direct termination costs. Such claim must be:

9.2.2.1.	Delivered to DSHS as provided in Section 7.5., Notices.

9.2.2.2.	Asserted within ninety (90) calendar days of termination for convenience, or, in the event the termination was originally issued under the provisions of Section 9.3, Termination by DSHS for Default, ninety (90) calendar days from the date the notice of termination was deemed to have been issued under this section. The Contracts Coordination Unit of MAA (CCU) may extend said ninety (90) calendar days if the Contractor makes a written request to the CCU and CCU deems the grounds for the request to be reasonable. The CCU will evaluate the claim for termination costs and order DSHS to pay the claim or such amount, as s/he deems valid, or deny the claim. The CCU shall notify the Contractor of CCU’s decision within sixty (60) calendar days of receipt of the claim.

9.2.3.	In the event the Contractor terminates this agreement for convenience, DSHS shall have the right to assert a claim for DSHS’ direct termination costs. Such claim must be:

9.2.3.1.	Delivered to the Contractor as provided in Section 7.5., Notices.

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9.2.3.2.	Asserted within ninety (90) calendar days of the date of termination for convenience. The CCU may extend said ninety (90) calendar days if DSHS makes a written request to the CCU and CCU deems the grounds for the request to be reasonable. The CCU will evaluate the claim for termination costs and order the Contractor to pay the claim for such amount, as CCU deems valid, or deny the claim.

9.2.4.	In the event the Contractor or DSHS disagrees with the CCU decision entered pursuant to this section, the Contractor or DSHS shall have the right to a dispute resolution as described in Section 7.23, Disputes.

9.2.5.	In no event shall the claim for termination costs exceed the average monthly amount paid to the Contractor for the twelve (12) months immediately prior to termination.

9.2.6.	In addition to DSHS’ or Contractor’s direct termination costs, the Contractor or DSHS shall be liable for administrative costs incurred by the other party in procuring supplies or services similar to and/or replacing those terminated.

9.2.7.	The Contractor or DSHS shall not be liable for any termination costs if it notifies the other party of its intent not to renew this agreement at least one hundred twenty (120) calendar days prior to the renewal date.

9.2.8.	In the event this agreement is terminated for the convenience of either party, the effective date of termination shall be the last day of the month in which the one hundred twenty (120) day notification period is satisfied, or the last day of such later month as may be agreed upon by both parties.

9.3.	Termination by the Contractor for Default: The Contractor may terminate its performance under this agreement in whole or in part, whenever DSHS shall default in performance of this agreement and shall fail to cure such default within a period of one hundred twenty (120) calendar days (or such longer period as the Contractor may allow) after receipt from the Contractor of a written notice specifying the default. In the event it is determined that DSHS was not in default, DSHS may claim damages for wrongful termination. The procedure for determining damages shall be as stated in Section 9.2.

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9.4.	Termination by DSHS for Default:

9.4.1.	DSHS may terminate performance of work under this agreement, in whole or in part, whenever the Contractor shall default in performance of this agreement and shall fail to cure such default within a period of one hundred twenty (120) calendar days (or such longer period as the Contracting Officer may allow) after receipt from the Contracting Officer of a written notice specifying the default. Such termination shall be referred to herein as “Termination for Default.”

9.4.2.	If after notice of termination of this agreement for default it is determined by DSHS or a court of law that the Contractor was not in default or that the Contractor’s failure to perform or make progress in performance was due to causes beyond the control and without the error or negligence of the Contractor, or any subcontractor, the Contractor may claim damages. The procedure for determining damages shall be as stated in Section 9.2.

9.4.3.	In the event DSHS terminates this agreement as provided in (a) above, DSHS may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, supplies or services similar to those terminated, and if the Contractor is judged to be in default by a court of law, DSHS’ damages shall be measured by any excess costs for such similar supplies or services. In addition, DSHS’ damages may also include reasonable administrative costs incurred in procuring such similar supplies or services.

9.5.	Mandatory Termination: DSHS will terminate this agreement in the event that the Secretary of DHHS determines that the Contractor does not meet the requirements for participation in the Medicaid program pursuant to Title XIX of the Social Security Act and all amendments.

In addition, DSHS is required under federal law to either impose temporary management or terminate this agreement if the Contractor is repeatedly found to not meet federal requirements for managed care Contractors, as specified in Section 1903(m) of the Social Security Act. Should this circumstance arise, DSHS will terminate this agreement consistent with Section 9.4, Termination by DSHS for Default.

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9.6.	Termination for Reduction in Funding: In the event funding from state, federal, or other sources is withdrawn, reduced or limited in any way after the effective date of this agreement and prior to the termination date, DSHS may terminate the agreement under the “Termination for Convenience” clause.

9.7.	Information on Outstanding Claims at Termination: In the event this agreement is terminated, the Contractor shall provide DSHS, within three hundred and sixty-five (365) calendar days, all available information reasonably necessary for the reimbursement of any outstanding claims for services to enrollees (42 CFR 434.6(a)(6)). Information and reimbursement of such claims is subject to the provisions of Section 3, Payment.

9.8.	Continued Responsibilities: After the termination of this agreement, the Contractor remains obligated to:

9.8.1.	Cover hospitalized enrollees until discharge consistent with Section 3.7.

9.8.2.	Submit reports required under Section 6.

9.8.3.	Provide access to records as required in Section 7.15.

9.8.4.	Provide the administrative services associated with covered services (e.g. claims processing, enrollee appeals) provided to enrollees under the terms of this agreement.

9.9.	Enrollee Notice of Termination: DSHS shall inform enrollees when notice is given by either party of its intent to terminate this agreement as provided herein.

9.10.	Pre-termination Dispute Resolution: If the Contractor disagrees with a DSHS decision to terminate this agreement, other than a termination for convenience, the Contractor will have the right to a dispute resolution as described in Section 7.23, Disputes.

10.	SERVICE DELIVERY

10.1.	Scope of Services: The Contractor shall cover enrollees for preventive care and diagnosis and treatment of illness and injury as set forth in Section 11, Schedule of Benefits. If a specific procedure or element of a covered service is covered by DSHS under its fee-for-service program as described in DSHS’ billing instructions, the Contractor shall cover it subject to the specific exclusions and limitations in Section 11, Schedule of Benefits. Except as otherwise specifically provided in this agreement, the Contractor shall provide covered services in the amount, duration and scope described in the Medicaid State Plan.

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Except as specifically provided in Section 10.17, this shall not be construed to prevent the Contractor from establishing utilization control measures as it deems necessary to assure that services are appropriately utilized, provided that utilization control measures do not deny medically necessary covered services to enrollees. The Contractor may limit coverage of services to participating providers except as specifically provided in Section 4, Access and Capacity, Section 11, Schedule of Benefits, for emergency services, and as necessary to provide medically necessary services as described in 10.1.2.2., Urgent Services.

10.1.1.	In Service Area: In the service area, as defined in Section 2.1, the Contractor shall cover enrollees for all medically necessary services included in the scope of services covered by this agreement.

10.1.2.	Out of Service Area: The Contractor shall cover emergency, post-stabilization and urgent care services, for enrollees temporarily outside of the service area or who have moved to another service area but are still enrolled with the Contractor. Urgent care is associated with the presentation of medical signs that require immediate attention, but are not life threatening. The Contractor may require pre-authorization for urgent care services as long as the wait times specified in Section 4.4, Appointment Standards, are not exceeded.

For the enrollees temporarily outside of the service area or who have moved to another service area but are still enrolled with the Contractor, the Contractor shall cover services that are neither emergent nor urgent but are medically necessary and cannot reasonably wait until enrollee’s return to the service area. The Contractor is not required to cover non-symptomatic (i.e. preventive care) out of the service area. The contractor may request pre-authorization for such services as long as the wait times specified in Section 4.4, Appointment Standards, are not exceeded.

10.1.3.	Coverage Limitation: When an enrollee moves out of a service area, or is temporarily staying with a parent or relative outside the service area, coverage shall be limited to ninety (90) calendar days beginning with the first of the month following the month in which the enrollee changes residence. The Contractor is not responsible for coverage of any services when an enrollee is outside the United States of America and its territories and possessions.

10.2.

Medical Necessity Determination: The Contractor shall determine which services are medically necessary, according to utilization management requirements included in the Quality Improvement Program Standards, Exhibit A and according to the definition of Medically Necessary Services in this agreement. The Contractor’s determination of medical necessity in

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specific instances shall be final except as specifically provided in this agreement regarding appeals, fair hearings and independent review.

10.3.	Enrollee Choice of PCP: The Contractor shall allow, to the extent possible and appropriate, each new enrollee to choose a participating PCP. In the case of newborns, the parent shall choose the newborn’s PCP. If the enrollee does not make a choice at the time of enrollment, the Contractor shall assign the enrollee to a PCP or clinic, within reasonable proximity to the enrollee’s home, no later than fifteen (15) working days after coverage begins. The Contractor shall allow an enrollee to change PCP or clinic at anytime with the change becoming effective no later than the beginning of the month following the enrollees request for the change (WAC 388-538-060 and WAC 284-43-251 (1)).

The Contractor shall allow children with special health care needs who utilize a specialist frequently to retain the specialist as a PCP, or alternatively, be allowed direct access to specialists for needed care. The Contractor shall also allow enrollees with special health care needs as defined in WAC 388-538-050 to retain a specialist as a PCP or be allowed direct access to a specialist if the assessment required under the provisions of this agreement demonstrates a need for a course of treatment or regular monitoring by such specialist (42 CFR 438.208).

10.4.	Continuity of Care: The Contract shall ensure the Continuity of Care, as defined herein, for enrollees in an active course of treatment for a chronic or acute medical condition. The Contractor shall ensure that medically necessary care for enrollees is not interrupted.

10.4.1.	For changes in the Contractor’s provider network or service areas, the Contractor shall comply with the provisions of Sections 2.1.3.3. and 4.11.2.

10.4.2.	If possible and reasonable, the Contractor shall preserve enrollee provider relationships through transitions.

10.4.3.	Where preservation of provider relationships is not possible and reasonable, the Contractor shall provide transition to a provider who will provide equivalent, uninterrupted care as expeditiously as the enrollee’s medical condition requires.

10.4.4.	The Contractor shall allow new enrollees with the Contractor to fill prescriptions written prior to enrollment for the lesser of:

10.4.4.1.	30 calendar days after enrollment with the Contractor;

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10.4.4.2.	Or prescription expiration;

10.4.4.3.	Or a participating provider performs an examination of the enrollee to evaluate the need for the prescription.

10.5.	Coordination of Care: The Contractor shall ensure that health care services are coordinated for enrollees, in accord with the provisions of the Quality Improvement Program Standards, Exhibit A, and as follows:

10.5.1.	The Contractor shall ensure that PCPs are responsible for the provision, coordination, and supervision of health care to meet the needs of each enrollee, including initiation and coordination of referrals for medically necessary specialty care. The Contractor shall also provide or shall ensure PCPs provide ongoing coordination of community-based services required by enrollees, including but not limited to: First Steps Maternity Services and Maternity Case Management, Transportation, Regional Support Networks for mental health services, developmental disability services, local health departments, Title V services, home and community services for older and physically disabled individuals, alcohol and substance abuse services, and services for children with special health care needs. The Contractor shall provide support services to assist PCPs in providing such coordination of it is not provided directly by the Contractor (42 CFR 438.208). The Contractor shall also ensure that enrollee health information is shared between providers in a manner that facilitates coordination of care while protecting confidentiality and enrollee rights.

10.5.2.	The Contractor shall ensure that PCPs, in consultation with other appropriate health care professionals, assess and develop individualized treatment plans for children with special health care needs and enrollees with special health care needs as defined herein, which ensure integration of clinical and non-clinical disciplines and services in the overall plan of care. Documentation regarding the assessment and treatment plan shall be in the enrollee’s case file, including enrollee participation in the development of the treatment plan. If the Contractor requires approval of the treatment plan, approval must be provided in a timely manner appropriate to the enrollee’s health condition (42 CFR 438.208(c)).

10.5.3.	The Contractor shall identify or shall ensure that practitioners identify enrollees with special health care needs as defined in WAC 388-538-050. The Contractor’s obligation for identification of enrollees with special health care needs is limited to identification in the course of any health care visit initiated by the enrollee.

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10.6.	Second Opinions: The Contractor must provide for a second opinion regarding the enrollee’s health care from a qualified health care professional within the Contractor’s network, or arrange for the enrollee to obtain one outside the Contractor’s network, at no cost to the enrollee.

This section shall not be construed to require the Contractor to cover unlimited second opinions, nor to require the Contractor to cover any services other than the professional services of the second opinion provider.

10.7.	Enrollee Self-Determination: The Contractor shall ensure that all providers: obtain informed consent prior to treatment from enrollees, or persons authorized to consent on behalf of an enrollee as described in RCW 7.70.065; comply with the provisions of the Natural Death Act (RCW 70.122) and state and federal Medicaid rules concerning advance directives (WAC 388-501-0125 & 42 CFR 438.6); and, when appropriate, inform enrollees of their right to make anatomical gifts (RCW 68.50.540).

10.8.	Compliance with Federal Regulations for Sterilizations and Hysterectomies: The Contractor shall assure that all sterilizations and hysterectomies performed under this agreement are in compliance with 42 CFR 441 Subpart F, and that the DSHS Sterilization Consent Form (DSHS 13-364(x)) or its equivalent is used.

10.9.	Program Information: At the Contractor’s request, DSHS shall provide the Contractor with pertinent documents including statutes, regulations, and current versions of billing instructions and other written documents which describe DSHS policies and guidelines related to service coverage and reimbursement.

10.10.	Confidentiality of Enrollee Information: The Contractor shall comply with all state and federal laws and regulations concerning the confidentiality of enrollee information.

10.10.1.	The use or disclosure of any information concerning an enrollee, including but not limited to medical records, by the Contractor and its subcontractors for any purpose not directly connected with the provision of services under this agreement is prohibited, except by written consent of the enrollee, his/her representative, or his/her responsible parent or guardian, or as otherwise provided by law.

10.10.2.

The Contractor shall not require parental or guardian consent for, nor inform parents or guardians of, the following services provided to enrollees under age eighteen (18): reproductive health (State v. Koome, 1975), sexually-transmitted diseases (RCW 70.24.110), drug and alcohol treatment (RCW 70.96A.095), and mental health (RCW

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71.34.200), except as specifically provided in law. The Contractor shall suppress these services on any subscriber reports.

10.10.3.	The Contractor and DSHS agree to share information regarding enrollees in a manner that complies with applicable state and federal law protecting confidentiality of such information (42 CFR 431 Subpart F, RCW 5.60.060(4), RCW 70.02).

10.10.4.	Retained client data shared by DSHS with the Contractor, due to the confidentiality of the information must be maintained throughout the life cycle of the data, to include any record retention cycle, or archival period, in a manner that will retain its confidential nature regardless of the age or media format of the data.

10.11.	Marketing: The Contractor, and any subcontractors through which the Contractor provides covered services, shall comply with the following requirements regarding marketing:

10.11.1.	All marketing materials must be reviewed by and have the prior written approval of DSHS.

10.11.2.	Marketing materials shall not contain misrepresentations, or false, inaccurate or misleading information.

10.11.3.	Marketing materials must be distributed in all services areas the Contractor serves.

10.11.4.	Marketing materials must be in compliance with Section 4.7. Marketing materials in English must give directions in the Medicaid eligible population’s primary languages for obtaining understandable materials in accord with contract Section 4.7.2. DSHS may determine, in its sole judgment, if materials that are primarily visual meet the requirements of contract Section 4.7.

10.11.5.	The Contractor shall not offer anything of value as an inducement to enrollment.

10.11.6.	The Contractor shall not use the sale of other insurance to attempt to influence enrollment.

10.11.7.	The Contractor shall not directly or indirectly conduct door-to-door, telephonic or other cold-call marketing of enrollment.

10.12.

Information Requirements for Enrollees and Potential Enrollees: The Contractor shall provide sufficient, accurate oral and written information to potential enrollees to assist them in making an informed decision about

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enrollment (SSA 1932(d)(2) and 42 CFR 438.10). The Contractor shall provide to potential enrollees upon request and to each enrollee, within fifteen (15) working days of enrollment, at any time upon request, and at least once a year, the information needed to understand benefit coverage and obtain care. All enrollee information shall have the prior written approval of DSHS. Changes to State or Federal law shall be reflected in information to enrollees no more than ninety (90) calendar days after the effective date of the change and enrollees shall be notified at least thirty (30) calendar days prior to the effective date if, in the sole judgment of DSHS, the change is significant in regard to the enrollees’ quality of or access to care.

The Contractor’s written information to enrollees and potential enrollees shall include:

10.12.1.	How to choose a PCP, including general information on available PCPs and how to obtain specific information including a list of PCPs that includes their identity, location, languages spoken, qualifications, practice restrictions, and availability.

10.12.2.	General information regarding specialists available to enrollees and how to obtain specific information including a list of specialists that includes their identity, location, languages spoken, qualifications, practice restrictions, and availability.

10.12.3.	How to obtain information regarding any limitations to the availability of or referral to specialists to assist the enrollee in selecting a PCP.

10.12.4.	How to obtain information regarding Physician Incentive Plans (42 CFR 422.210(b)), and information on the Contractor’s structure and operations.

10.12.5.	How to change a PCP.

10.12.6.	Informed consent guidelines.

10.12.7.	Information regarding conversion rights under RCW 48.46.450 or RCW 48.44.370.

10.12.8.	How to request a disenrollment.

10.12.9.	The following Information regarding advance directives:

10.12.9.1.	A statement about an enrollee’s right to make decisions concerning an enrollee’s medical care, accept or refuse surgical

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or medical treatment, execute an advance directive, and revoke an advance directive at any time.

10.12.9.2.	The written policies and procedures of the Contractor concerning advance directives, including any policy that would preclude the Contractor or subcontractor from honoring an enrollee’s advance directive.

10.12.9.3.	An enrollee’s rights under state law.

10.12.10.	How to recommend changes in the Contractor’s policies and procedures.

10.12.11.	Health promotion, health education and preventive health services available.

10.12.12.	How to obtain assistance from the Contractor in using the grievance, appeal and independent review processes (must assure enrollees that information will be kept confidential except as needed to process the grievance, appeal or independent review).

10.12.13.	The right to initiate a grievance or file an appeal, in accord with the Contractor’s DSHS approved policies and procedures regarding grievances and appeals.

10.12.14.	The right to request a DSHS Fair Hearing after the Contractor’s appeal process is exhausted, how to request a DSHS Fair Hearing, and the rules that govern representation at the Fair Hearing.

10.12.15.	The right to request an independent review in accord with RCW 48.43.535 and WAC 246-305 after the DSHS Fair Hearing process is exhausted and how to request an independent review.

10.12.16.	The right to appeal an independent review decision to the DSHS Board of Appeals and how to request such an appeal.

10.12.17.	Requirements and timelines for grievances, appeals, fair hearings, independent review and DSHS Board of Appeals.

10.12.18.	Rights and responsibilities, including potential payment liability, regarding the continuation of services that are the subject of appeal or fair hearing.

10.12.19.	Availability of toll-free numbers for information on grievance, and appeals.

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10.12.20.	The enrollee’s rights and responsibilities with respect to receiving covered services.

10.12.21.	Information about covered benefits and how to contact DSHS regarding services that may be covered by DSHS, but are not covered benefits under this agreement.

10.12.22.	Information regarding the availability of and how to access or obtain interpretation services and translation of written information.

10.12.23.	How to obtain information in alternative formats.

10.12.24.	The enrollees right to and procedure for obtaining a second opinion.

10.13.	Prohibition on Enrollee Charges for Covered Services: Under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this agreement, charge enrollees for covered services in excess of the copayments DSHS implements in its fee-for-service program as referenced in Section 3.11 (SSA 1932(b)(6), SSA 1128B(d)(1)).

10.14.	Provider/Enrollee Communication: The Contractor may not prohibit, or otherwise restrict, a health care professional acting within their lawful scope of practice, from advising or advocating on behalf of an enrollee who is his or her patient, for the following (42 CFR 438.102(a)(1)):

10.14.1.	The enrollee’s health status, medical care, or treatment options, including any alternative treatment that may be self-administered.

10.14.2.	Any information the enrollee needs in order to decide among all relevant treatment options.

10.14.3.	The risks, benefits, and consequences of treatment or non-treatment.

10.14.4.	The enrollee’s right to participate in decisions regarding his or her health care, including the right to refuse treatment, and to express preferences about future treatment decisions.

10.15.	Provider Nondiscrimination:

10.15.1.	The Contractor shall not discriminate, with respect to participation, reimbursement, or indemnification, against providers practicing within their licensed scope of practice solely on the basis of the type of license or certification they hold.

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10.15.2.	If the Contractor declines to include individual or groups of providers in its network, it shall give the affected providers written notice of the reason for its decision.

10.15.3.	The Contractor’s provider selection policies and procedures shall not discriminate against particular providers that serve high-risk populations or specialize in conditions that require costly treatment (42CFR 438.214(c)).

10.15.4.	Consistent with the Contractors responsibilities to the enrollees, this section may not be construed to require the Contractor to contract with providers beyond the number necessary to meet the needs of its enrollees; preclude the Contractor from using different reimbursement amounts for different specialties or for different practitioners in the same specialty; or preclude the Contractor from establishing measures that are designed to maintain quality of services and control costs.

10.16.	Experimental and Investigational Services:

10.16.1.	If the Contractor excludes or limits benefits for any services for one or more medical conditions or illnesses because such services are deemed to be experimental or investigational, the Contractor shall develop and follow policies and procedures for such exclusions and limitations. The policies and procedures shall identify the persons responsible for such decisions. The policies and procedures and any criteria for making decisions shall be made available to DSHS upon request.

In making the determination, whether a service is experimental and investigational and, therefore, not a covered service, the Contractor shall consider the following:

10.16.1.1.	Evidence in peer-reviewed, medical literature, as defined herein, and pre-clinical and clinical data reported to the National Institute of Health and/or the National Cancer Institute, concerning the probability of the service maintaining or significantly improving the enrollee’s length or quality of life, or ability to function, and whether the benefits of the service or treatment are outweighed by the risks of death or serious complications.

10.16.1.2.	Whether evidence indicates the service or treatment is likely to be as beneficial as existing conventional treatment alternatives.

10.16.1.3.	Any relevant, specific aspects of the condition.

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10.16.1.4.	Whether the service or treatment is generally used for the condition in the state of Washington.

10.16.1.5.	Whether the service or treatment is under continuing scientific testing and research.

10.16.1.6.	Whether the service or treatment shows a demonstrable benefit for the condition.

10.16.1.7.	Whether the service or treatment is safe and efficacious.

10.16.1.8.	Whether the service or treatment will result in greater benefits for the condition than another generally available service.

10.16.1.9.	If approval is required by a regulating agency, such as the Food and Drug Administration, whether such approval has been given before the date of service.

10.16.2.	Criteria to determine whether a service is experimental or investigational shall be no more stringent for Healthy Options enrollees than that applied to any other enrollees. A service or treatment that is not experimental for one enrollee with a particular medical condition cannot be determined to be experimental for another enrollee with the same medical condition and similar health status.

10.16.3.	A service or treatment may not be determined to be experimental and investigational solely because it is under clinical investigation when there is sufficient evidence in peer-reviewed medical literature to draw conclusions, and the evidence indicates the service or treatment will probably be of significant benefit to enrollees.

10.16.4.	A determination made by the Contractor shall be subject to appeal through the Contractor’s appeal process, including independent review, through the DSHS fair hearing process and independent review under WAC 246-305.

10.17.	Enrollee Rights and Protections:

10.17.1.	The Contractor shall have written policies regarding enrollee rights (42 CFR 438.100(a)(1)).

10.17.2.	The Contractor shall comply with any applicable Federal and State laws that pertain to enrollee rights and ensure that its staff and affiliated providers take those rights into account when furnishing services to enrollees (42 CFR 438.100(a)(2)).

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10.17.3.	The Contractor shall guarantee each enrollee the following rights (42 CFR 438.100(b)(2)):

10.17.3.1.	To be treated with respect and with consideration for their dignity and privacy.

10.17.3.2.	To receive information on available treatment options and alternatives, presented in a manner appropriate to the enrollee’s ability to understand.

10.17.3.3.	To participate in decisions regarding their health care, including the right to refuse treatment.

10.17.3.4.	To be free from any form of restraint or seclusion used as a means of coercion, discipline, convenience, or retaliation.

10.17.3.5.	To request and receive a copy of their medical records, and to request that they be amended or corrected, as specified in 45 CFR 164.

10.17.3.6.	Each enrollee must be free to exercise their rights, and exercise of those rights must not adversely affect the way the Contractor or its subcontractors treat the enrollee (42 CFR 438.100(c)).

10.18.	Authorization of Services: In regard to the authorization of services for enrollees, the Contractor shall have in place policies and procedures, and shall require that subcontractors with delegated authority for authorization to comply with such policies and procedures, that comply with 42 CFR 438.210, WAC 388-538 and the provisions of this agreement.

10.18.1.	The Contractor shall have in effect mechanisms to ensure consistent application of review criteria for authorization decisions.

10.18.2.	The Contractor shall consult with the requesting provider when appropriate.

10.18.3.	The Contractor shall require that any decision to deny a service authorization request or to authorize a service in an amount, duration, or scope that is less than requested, be made by a health care professional who has appropriate clinical expertise in treating the enrollee’s condition or disease.

10.18.4.

The Contractor shall notify the requesting provider, and give the enrollee written notice of any decision by the Contractor to deny a service authorization request, or to authorize a service in an amount, duration, or scope that is less than requested. The notice shall meet

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the following requirements, except that the notice to the provider need not be in writing (42 CFR 438.404):

10.18.4.1.	The notice to the enrollee shall be in writing and shall meet the requirements of Section 4.7 of this agreement to ensure ease of understanding.

10.18.4.2.	The notice shall explain the following:

10.18.4.2.1.	The action the Contractor has taken or intends to take.

10.18.4.2.2.	The reasons for the action.

10.18.4.2.3.	The enrollee’s right to file an appeal.

10.18.4.2.4.	The procedures for exercising the enrollee’s rights.

10.18.4.2.5.	The circumstances under which expedited resolution is available and how to request it.

10.18.4.2.6.	The enrollee’s right to have benefits continue pending resolution of the appeal, how to request that benefits be continued, and the circumstances under which the enrollee may be required to pay for these services.

10.18.5.	The Contractor shall provide for the following timeframes for authorization decisions and notices:

10.18.5.1.	For denial of payment that may result in payment liability for the enrollee, at the time of any action affecting the claim.

10.18.5.2.	For termination, suspension, or reduction of previously authorized services, ten (10) calendar days prior to such termination, suspension, or reduction, except if the criteria stated in 42 CFR 431.213 and 431.214 are met. The notice shall be mailed within this ten (10) calendar day period by a method that certifies receipt and assures delivery within three (3) calendar days.

10.18.5.3.	For standard authorization decisions, provide notice as expeditiously as the enrollee’s health condition requires and within timeframes that may not exceed 14 calendar days following receipt of the request for service, with a possible extension of up to 14 additional calendar days under the following circumstances:

10.18.5.3.1.	The enrollee, or the provider, requests extension; or

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10.18.5.3.2.	The Contractor justifies and documents a need for additional information and how the extension is in the enrollee’s interest.

10.18.5.3.3.	If the Contractor extends that timeframe, it shall:

10.18.5.3.3.1.	Give the enrollee written notice of the reason for the decision to extend the timeframe and inform the enrollee of the right to file a grievance if he or she disagrees with that decision; and

10.18.5.3.3.2.	Issue and carry out its determination as expeditiously as the enrollee’s health condition requires and no later than the date the extension expires.

10.18.5.4.	For cases in which a provider indicates, or the Contractor determines, that following the timeframe for standard authorization decisions could seriously jeopardize the enrollee’s life or health or ability to attain, maintain, or regain maximum function, the Contractor shall make an expedited authorization decision and provide notice as expeditiously as the enrollee’s health condition requires and no later than three (3) working days after receipt of the request for service. The Contractor may extend the three (3) working days by up to 14 calendar days under the following circumstances:

10.18.5.4.1.	The enrollee, or the provider, requests extension; or

10.18.5.4.2.	The Contractor justifies and documents a need for additional information and how the extension is in the enrollee’s interest.

10.18.6.	If the Contractor fails to comply with the timeframes in this section, the Contractor shall cover the services that are the subject of the authorization.

10.19.	Grievance System: The Contractor shall have a grievance system which complies with the requirements of 42 CFR 438 Subpart F, WAC 388-538 and, insofar as it is not in conflict with 42 CFR 438 Subpart F or WAC 388-538, or WAC 284-43 Subpart F. The grievance system shall include a grievance process, an appeal process and access to the DSHS fair hearing process.

10.19.1.	The Contractor shall submit policies and procedures addressing the grievance system, which comply with the requirements of this

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agreement to the DSHS, MAA, Division of Program Support, Contract Manager assigned to the Contractor by September 2, 2003 and upon change thereafter. The Contractor shall include copies of all related notices to enrollees. DSHS must approve, in writing, all policies and procedures regarding the grievance system. Implementation of the grievance system requirements in this agreement shall be in place by October 1, 2003.

10.19.2.	The Contractor shall give enrollees any assistance necessary in completing forms and other procedural steps for grievances and appeals.

10.19.3.	The Contractor shall acknowledge receipt of each grievance, either orally or in writing, and appeal, in writing, within five (5) working days.

10.19.4.	The Contractor shall ensure that decision makers on grievances and appeals were not involved in previous levels of review or decision-making.

10.19.5.	Decisions regarding grievances and appeals shall be made by health care professionals with clinical expertise in treating the enrollee’s condition or disease if any of the following apply:

10.19.5.1.	If the enrollee is appealing an action concerning medical necessity.

10.19.5.2.	If an enrollee grievance concerns a denial of expedited resolution of an appeal.

10.19.5.3.	If the grievance or appeal involves any clinical issues.

10.19.6.	Grievance Process: The following requirements are specific to the grievance process:

10.19.6.1.	Only an enrollee may file a grievance with the Contractor; a provider may not file a grievance on behalf of an enrollee.

10.19.6.2.	Enrollees may file a grievance orally or in writing.

10.19.6.3.	The Contractor shall complete the disposition of a grievance and notice to the affected parties within ninety (90) calendar days of receiving the grievance.

10.19.6.4.	The Contractor may notify enrollees of the disposition of grievances orally or in writing for grievances not involving clinical issues. Notices of disposition for clinical issues must be in writing.

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10.19.6.5.	Enrollees do not have the right to a fair hearing in regard to the disposition of a grievance.

10.19.7.	Appeal Process: The following requirements are specific to the appeal process:

10.19.7.1.	If the Contractor fails to meet the timeframes in this section concerning any appeal, including timely notice of actions, the Contractor shall cover the services that are the subject of the appeal.

10.19.7.2.	An enrollee, or a provider acting on behalf of the enrollee and with the enrollee’s written consent, may appeal a Contractor action.

10.19.7.3.	For appeals of standard service authorization decisions, an enrollee must file an appeal, either orally or in writing, within ninety (90) calendar days of the date on the Contractor’s notice of action. This also applies to an enrollee’s request for an expedited appeal.

10.19.7.4.	For appeals for termination, suspension, or reduction of previously authorized services when the enrollee requests continuation of such services, an enrollee must file an appeal within ten (10) calendar days of the date of the Contractor’s mailing of the notice of action. If the enrollee is notified in a timely manner and the enrollee’s request for continuation of services is not timely, the Contractor is not obligated to continue services and the timeframes for appeals of standard service authorization apply.

10.19.7.5.	Oral inquiries seeking to appeal an action shall be treated as appeals and be confirmed in writing, unless the enrollee or provider requests an expedited resolution.

10.19.7.6.	The appeal process shall provide the enrollee a reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing. The Contractor shall inform the enrollee of the limited time available for this in the case of expedited resolution.

10.19.7.7.	The appeal process shall provide the enrollee and the enrollee’s representative opportunity, before and during the appeals process, to examine the enrollee’s case file, including medical records, and any other documents and records considered during the appeal process.

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10.19.7.8.	The appeal process shall include as parties to the appeal, the enrollee and the enrollee’s representative, or the legal representative of the deceased enrollee’s estate.

10.19.7.9.	The Contractor shall resolve each appeal and provide notice, as expeditiously as the enrollee’s health condition requires, within the following timeframes:

10.19.7.9.1.	For standard resolution of appeals and for appeals for termination, suspension, or reduction of previously authorized services and notice to the affected parties, no longer than forty-five (45) calendar days from the day the Contractor receives the appeal. This timeframe may not be extended.

10.19.7.9.2.	For expedited resolution of appeals, including notice to the affected parties, no longer than three (3) calendar days after the Contractor receives the appeal. This timeframe may not be extended.

10.19.7.10.	The notice of the resolution of the appeal shall:

10.19.7.10.1.	Be in writing. For notice of an expedited resolution, the Contractor shall also make reasonable efforts to provide oral notice.

10.19.7.10.2.	Include the results of the resolution process and the date it was completed.

10.19.7.10.3.	For appeals not resolved wholly in favor of the enrollee:

10.19.7.10.3.1.	Include information on the enrollee’s right to request a DSHS fair hearing and how to do so.

10.19.7.10.3.2.	Include information on the enrollee’s right to receive services while the hearing is pending and how to make the request.

10.19.7.10.3.3.	Inform the enrollee that the enrollee may be held liable for the amount the Contractor pays for services received while the hearing is pending, if the hearing decision upholds the Contractor’s action.

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10.19.7.11.	Expedited Appeal Process:

10.19.7.11.1.	The Contractor shall establish and maintain an expedited appeal review process for appeals when the Contractor determines, for a request from the enrollee, or the provider indicates, in making the request on the enrollee’s behalf or supporting the enrollee’s request, that taking the time for a standard resolution could seriously jeopardize the enrollee’s life or health or ability to attain, maintain, or regain maximum function.

10.19.7.11.2.	The Contractor shall make a decision on the enrollee’s request for expedited appeal and provide notice, as expeditiously as the enrollee’s health condition requires, within three (3) calendar days after the Contractor receives the appeal. The Contractor shall also make reasonable efforts to provide oral notice.

10.19.7.11.3.	The Contractor shall ensure that punitive action is neither taken against a provider who requests an expedited resolution or supports an enrollee’s appeal.

10.19.7.11.4.	If the Contractor denies a request for expedited resolution of an appeal, it shall transfer the appeal to the timeframe for standard resolution and make reasonable efforts to give the enrollee prompt oral notice of the denial, and follow up within two (2) calendar days with a written notice.

10.19.8.	Fair Hearing:

10.19.8.1.	A provider may not request a state fair hearing on behalf of an enrollee.

10.19.8.2.	If an enrollee does not agree with the Contractor’s resolution of the appeal, the enrollee may file a request for a DSHS fair hearing within the following time frames (see WAC 388-538-112 for the fair hearing process for enrollees):

10.19.8.2.1.	For appeals regarding a standard service, within ninety (90) calendar days of the date on the Contractor’s mailing of the notice of the resolution of the appeal.

10.19.8.2.2.

For appeals regarding termination, suspension, or reduction of a previously authorized service, if the enrollee requests continuation of services, within ten (10) calendar days of the date on the Contractor’s mailing of the notice of the resolution of the appeal. If the enrollee is notified in a timely manner and the enrollee’s request for continuation of

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services is not timely, the Contractor is not obligated to continue services and the timeframes for appeals of standard service authorization apply.

10.19.8.3.	If the enrollee requests a fair hearing, the Contractor shall provide to DSHS upon request and within three (3) working days, all Contractor-held documentation related to the appeal, including but not limited to, any transcript(s), records, or written decision(s) from participating providers or delegated entities.

10.19.8.4.	The Contractor will have the opportunity to present its position at the fair hearing.

10.19.8.5.	The Contractor’s medical director or designee shall review all cases where a fair hearing is requested and any related appeals, when medical necessity is an issue.

10.19.8.6.	The enrollee must exhaust all levels of resolution and appeal within the Contractor’s grievance system prior to filing a request for a fair hearing with DSHS.

10.19.8.7.	DSHS will notify the Contractor of fair hearing determinations. The Contractor will be bound by the fair hearing determination, whether or not the fair hearing determination upholds the Contractor’s decision. Implementation of such fair hearing decision shall not be the basis for disenrollment of the enrollee by the Contractor.

10.19.8.8.	If the fair hearing decision is not within the purview of this agreement, then DSHS will be responsible for the implementation of the fair hearing decision.

10.19.9.	Independent Review: After exhausting both the Contractor’s appeal process and the fair hearing process an enrollee has a right to independent review in accord with RCW 48.43.535 and WAC 284-483-630.

10.19.10.	An enrollee who is aggrieved by the final decision of an independent review may appeal the decision to the DSHS Board of Appeals in accord with WAC 388-02-560 through 388-02-590. Notice of this right will be included in the written determination from the Contractor or Independent Review Organization.

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10.19.11.	Continuation of Services:

10.19.11.1.	The Contractor shall continue the enrollee’s services if all of the following apply:

10.19.11.1.1.	The enrollee or the provider files for an appeal, fair hearing or independent review on or before the later of the following:

10.19.11.1.1.1.	Within ten (10) calendar days of the Contractor mailing the notice of action, which for actions involving services previously authorized, shall be delivered by a method that certifies receipt and assures delivery within three (3) calendar days.

10.19.11.1.1.2.	The intended effective date of the Contractor’s proposed action.

10.19.11.1.2.	The appeal involves the termination, suspension, or reduction of a previously authorized course of treatment.

10.19.11.1.3.	The services were ordered by an authorized provider.

10.19.11.1.4.	The original period covered by the original authorization has not expired.

10.19.11.1.5.	The enrollee requests an extension of services.

10.19.11.2.	If, at the enrollee’s request, the Contractor continues or reinstates the enrollee’s services while the appeal, fair hearing, independent review or DSHS Board of Appeals is pending, the services shall be continued until one of the following occurs:

10.19.11.2.1.	The enrollee withdraws the appeal, fair hearing or independent review request.

10.19.11.2.2.	Ten (10) calendar days pass after the Contractor mails the notice of the resolution of the appeal and the enrollee has not requested a state fair hearing (with continuation of services until the state fair hearing decision is reached) within the ten (10) calendar days.

10.19.11.2.3.	Ten (10) calendar days pass after DSHS mails the notice of resolution of the state fair hearing and the enrollee has not requested an independent review (with continuation of services until the independent review decision is reached) within the ten (10) calendar days.

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10.19.11.2.4.	Ten (10) calendar days pass after the Contractor mails the notice of the resolution of the independent review and the enrollees has not requested a DSHS Board of Appeals (with continuation of services until the DSHS Board of Appeals decision is reached) within ten calendar days.

10.19.11.2.5.	The time period or service limits of a previously authorized service has been met.

10.19.11.3.	If the final resolution of the appeal upholds the Contractor’s action, the Contractor may recover the amount paid for the services provided to the enrollee while the appeal was pending, to the extent that they were provided solely because of the requirement for continuation of services.

10.19.12.	Effect of Reversed Resolutions of Appeals and Fair Hearings:

10.19.12.1.	If the Contractor, DSHS Office of Administrative Hearings (OAH), independent review organization (IRO) or DSHS Board of Appeals reverses a decision to deny, limit, or delay services that were not provided while the appeal was pending, the Contractor shall authorize or provide the disputed services promptly, and as expeditiously as the enrollee’s health condition requires.

10.19.12.2.	If the Contractor, OAH, IRO or DSHS Board of Appeals reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending, the Contractor shall pay for those services.

10.20.	EPSDT: The Contractor shall meet all requirements under the DSHS EPSDT program policy and billing instructions. These are available at http://fortress.wa.gov/dshs/maa/Download/Billinginstructions.html and in alternative formats when requested.

11.	SCHEDULE OF BENEFITS

11.1.	Covered Services:

11.1.1.	The Contractor shall cover the services described in this section when medically necessary. The amount and duration of covered services that are medically necessary depends on the enrollee’s condition. The Contractor shall not arbitrarily deny or reduce the amount, duration or scope of required services solely because of the enrollee’s diagnosis, type of illness or condition.

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11.1.2.	Except as specifically provided herein, the scope of covered services shall be comparable to the DSHS Medicaid fee-for-service program. For specific covered services, this shall not be construed as requiring the Contractor to cover the specific items covered by DSHS under its fee-for-service program, but shall rather be construed to require the Contractor to cover the same scope of services.

11.1.3.	Enrollees have the right to self-refer for certain services to providers paid through separate arrangements with the state of Washington. The Contractor is not responsible for the coverage of the services provided through such separate arrangements. The enrollees also may choose to receive such services from the Contractor. The Contractor shall assure that enrollees are informed, whenever appropriate, of all options in such a way as not to prejudice or direct the enrollee’s choice of where to receive the services. If the Contractor in any manner deprives enrollees of their free choice to receive services through the Contractor, the Contractor shall pay the local health department, family planning facility, or RSN for such services up to the limits described herein. The services to which an enrollee may self-refer are:

11.1.3.1.	Outpatient mental health services to community mental health providers of the Regional Support Network for Prepaid Health Plan.

11.1.3.2.	Family planning services and sexually transmitted disease screening and treatment services provided at family planning facilities, such as Planned Parenthood.

11.1.3.3.	Immunizations, sexually-transmitted disease screening and follow-up, immunodeficiency virus (HIV) screening, tuberculosis screening and follow-up, and family planning services through the local health department.

11.1.3.4.	Medical services provided to enrollees who have a diagnosis of alcohol and/or chemical dependency or mental health diagnosis are covered when those services are otherwise covered services.

11.1.4.	Inpatient Services: Provided by acute care hospitals (licensed under RCW 70.41), or nursing facilities (licensed under RCW 18-51) when nursing facility services are not covered by the Department’s Aging and Disability Services Administration and the Contractor determines that nursing facility care is more appropriate than acute hospital care. Inpatient physical rehabilitation services are included.

11.1.5.	Outpatient Hospital Services: Provided by acute care hospitals (licensed under RCW 70.41).

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11.1.6.	Emergency Services and Post-stabilization Services:

11.1.6.1.	Emergency Services: Emergency services are defined herein.

11.1.6.1.1.	The Contractor will provide all inpatient and outpatient emergency services in accord with the requirements of 42 CFR 438.114.

11.1.6.1.2.	The Contractor shall cover all emergency services provided by a provider who is qualified to furnish Medicaid services, without regard to whether the provider is a participating or non-participating provider.

11.1.6.1.3.	Emergency services shall be provided without requiring prior authorization.

11.1.6.1.4.	What constitutes an emergency medical condition may not be limited on the basis of lists of diagnoses or symptoms (42 CFR 438.114 (d)(i)).

11.1.6.1.5.	The Contractor shall cover treatment obtained under the following circumstances:

11.1.6.1.5.1.	An enrollee had an emergency medical condition, including cases in which the absence of immediate medical attention would not have had the outcomes specified in the definition of an emergency medical condition.

11.1.6.1.5.2.	A plan provider or other Contractor representative instructs the enrollee to seek emergency services.

11.1.6.1.6.	If there is a disagreement between a hospital and the Contractor concerning whether the patient is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgment of the attending physician(s) actually caring for the enrollee at the treating facility prevails and is binding on the Contractor.

11.1.6.2.	Post-stabilization Services: Post-stabilization services are defined herein.

11.1.6.2.1.	The Contractor will provide all inpatient and outpatient post-stabilization services in accord with the requirements of 42 CFR 438.114 and 42 CFR 422.113(c).

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11.1.6.2.2.	The Contractor shall cover all post-stabilization services provided by a provider who is qualified to furnish Medicaid services, without regard to whether the provider is a participating or non-participating provider.

11.1.6.2.3.	The Contractor shall cover post-stabilization services under the following circumstances:

11.1.6.2.3.1.	The services are pre-approved by a plan provider or other Contractor representative.

11.1.6.2.3.2.	The services are not pre-approved by a plan provider or other Contractor representative, but are administered to maintain the enrollee’s stabilized condition within 1 hour of a request to the Contractor for pre-approval of further post-stabilization care services.

11.1.6.2.3.3.	The services are not pre-approved by a plan provider or other Contractor representative, but are administered to maintain, improve, or resolve the enrollee’s stabilized condition and:

11.1.6.2.3.3.1.	The Contractor does not respond to a request for pre-approval within thirty (30) minutes (RCW 48.43.093(d));

11.1.6.2.3.3.2.	The Contractor cannot be contacted; or

11.1.6.2.3.3.3.	The Contractor representative and the treating physician cannot reach an agreement concerning the enrollee’s care and a Contractor physician is not available for consultation. In this situation, the Contractor shall give the treating physician the opportunity to consult with a Contractor physician and the treating physician may continue with care of the enrollee until a Contractor physician is reached or one of the criteria in Section 11.1.6.2.4. is met.

11.1.6.2.4.	The Contractor’s responsibility for post-stabilization services it has not pre-approved ends when:

11.1.6.2.4.1.	A participating provider with privileges at the treating hospital assumes responsibility for the enrollee’s care;

11.1.6.2.4.2.	A participating provider assumes responsibility for the enrollee’s care through transfer;

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11.1.6.2.4.3.	A Contractor representative and the treating physician reach an agreement concerning the enrollee’s care; or

11.1.6.2.4.4.	The enrollee is discharged.

11.1.7.	Ambulatory Surgery Center: Services provided at ambulatory surgery centers.

11.1.8.	Provider Services: Services provided in an inpatient or outpatient (e.g., office, clinic, emergency room or home) setting by licensed professionals including, but not limited to, physicians, physician assistants, advanced registered nurse practitioners, midwives, podiatrists, audiologists, registered nurses, and certified dietitians.

Provider Services include, but are not limited to:

11.1.8.1.	Medical examinations, including wellness exams for adults and EPSDT for children

11.1.8.2.	Immunizations

11.1.8.3.	Maternity care

11.1.8.4.	Family planning services provided or referred by a participating provider or practitioner

11.1.8.5.	Performing and/or reading diagnostic tests

11.1.8.6.	Private duty nursing

11.1.8.7.	Surgical services

11.1.8.8.	Surgery to correct defects from birth, illness, or trauma, or for mastectomy reconstruction

11.1.8.9.	Anesthesia

11.1.8.10.	Administering pharmaceutical products

11.1.8.11.	Fitting prosthetic and orthotic devices

11.1.8.12.	Rehabilitation services

11.1.8.13.	Enrollee health education

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11.1.8.14.	Nutritional counseling for specific conditions such as diabetes, high blood pressure, and anemia

11.1.8.15.	Nutritional counseling when referred as a result of an EPSDT exam

11.1.9.	Tissue and Organ Transplants: Heart, kidney, liver, bone marrow, lung, heart-lung, pancreas, kidney-pancreas, cornea, and peripheral blood stem cell.

11.1.10.	Laboratory, Radiology, and Other Medical Imaging Services: Screening and diagnostic services and radiation therapy.

11.1.11.	Vision Care: Eye examinations for visual acuity and refraction once every twenty-four (24) months for adults and once every twelve (12) months for children under age twenty-one (21). These limitations do not apply to additional services needed for medical conditions. The Contractor may restrict non-emergent care to participating providers. Enrollees may self-refer to participating providers for these services.

11.1.12.	Outpatient Mental Health:

11.1.12.1.	Psychiatric and psychological testing, evaluation and diagnosis:

11.1.12.1.1.	Once every twelve (12) months for adults twenty-one (21) and over

11.1.12.1.2.	Unlimited for children under age twenty-one (21) when identified in an EPSDT visit

11.1.12.2.	Unlimited medication management:

11.1.12.2.1.	Provided by the PCP or by PCP referral

11.1.12.2.2.	Provided in conjunction with mental health treatment covered by the Contractor

11.1.12.3.	Twelve hours per calendar year for treatment

11.1.12.4.	Transition to the RSN, as needed to assure continuity of care, when the enrollee has exhausted the benefit covered by the Contractor or when enrollee request such transition

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11.1.12.5.	Referrals To and From the RSN:

11.1.12.5.1.	The Contractor shall cover mental health services provided by the RSN, up to the limits described herein, if the Contractor refers an enrollee to the RSN for those services.

11.1.12.5.2.	The Contractor may, but is not required to, accept referrals from the RSN for the mental health services described herein.

11.1.12.6.	The Contractor may subcontract with RSNs to provide the outpatient mental health services that are the responsibility of the Contractor. Such agreements shall not be written or construed in a manner that provides less than the services otherwise described in this section as the Contractor’s responsibility for outpatient mental health services.

11.1.12.7.	The DSHS Mental Health Division (MHD) and Medical Assistance Administration (MAA) shall each appoint a Mental Health Care Coordinator (MHCC). The MHCCs shall be empowered to decide all Contractor and RSN issues regarding outpatient mental health coverage that cannot be otherwise resolved between the Contractor and the RSN. The MHCCs will also undertake training and technical assistance activities that further coordination of care between MAA, MHD, Healthy Options contractors and RSNs. The Contractor shall cooperate with the activities of the MHCCs.

11.1.13.	Occupational Therapy, Speech Therapy, and Physical Therapy: Services for the restoration or maintenance of a function affected by an enrollee’s illness, disability, condition or injury, or for the amelioration of the effects of a developmental disability.

11.1.14.	Pharmaceutical Products: Prescription drug products according to a Department approved formulary, which includes both legend and over-the-counter (OTC) products. The Contractor’s formulary shall include all therapeutic classes in DSHS’ fee-for-service drug file and a sufficient variety of drugs in each therapeutic class to meet medically necessary health needs. The Contractor shall provide participating pharmacies and participating providers with its formulary and information about how to request non-formulary drugs. The Contractor shall approve or deny all requests for non-formulary drugs by the business day following the day of request.

Covered drug products shall include:

11.1.14.1.	Oral, enteral and parenteral nutritional supplements and supplies, including prescribed infant formulas

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11.1.14.2.	All Food and Drug Administration (FDA) approved contraceptive drugs, devices, and supplies; including but not limited to Depo-Provera, Norplant, and OTC products

11.1.14.3.	Antigens and allergens

11.1.14.4.	Therapeutic vitamins and iron prescribed for prenatal and postnatal care.

11.1.15.	Home Health Services: Home health services through state-licensed agencies.

11.1.16.	Durable Medical Equipment (DME) and Supplies: Including, but not limited to: DME; surgical appliances; orthopedic appliances and braces; prosthetic and orthotic devices; breast pumps; incontinence supplies for enrollees over three (3) years of age; and medical supplies. Incontinence supplies shall not include non-disposable diapers unless the enrollee agrees.

11.1.17.	Oxygen and Respiratory Services: Oxygen, and respiratory therapy equipment and supplies.

11.1.18.	Hospice Services: When the enrollee elects hospice care.

11.1.19.	Blood, Blood Components and Human Blood Products: Administration of whole blood and blood components as well as human blood products. In areas where there is a charge for blood and/or blood products the Contractor shall cover the cost of the blood or blood products.

11.1.20.	Treatment for Renal Failure: Hemodialysis, or other appropriate procedures to treat renal failure, including equipment needed in the course of treatment.

11.1.21.	Ambulance Transportation: The Contractor shall cover ground and air ambulance transportation for emergency medical conditions, as defined herein, including, but not limited to, Basic and Advanced Life Support Services, and other required transportation costs, such as tolls and fares. In addition, the Contractor shall cover ambulance services under two circumstances for non-emergencies:

11.1.21.1.	When it is necessary to transport an enrollee between facilities to receive a covered services; and,

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11.1.21.2.	When it is necessary to transport an enrollee, who must be carried on a stretcher, or who may require medical attention en route (RCW 18.73.180) to receive a covered service.

11.1.22.	Chiropractic Services: For children when they are referred during an EPSDT exam.

11.1.23.	Neurodevelopmental Services: When provided by a facility that is not a DSHS recognized neurodevelopmental center.

11.1.24.	Smoking Cessation Services: For pregnant women through sixty (60) calendar days post pregnancy.

11.2.	Exclusions:

The following services and supplies are excluded from coverage under this agreement. This shall not be construed to prevent the Contractor from covering any of these services when the Contractor determines it is medically necessary. Unless otherwise required by this agreement, ancillary services resulting from excluded services are also excluded.

11.2.1.	Services Covered By DSHS Fee-For-Service Or Through Selective Contracts:

11.2.1.1.	School Medical Services for Special Students as described in the DSHS billing instructions for School Medical Services.

11.2.1.2.	Eyeglass Frames, Lenses, and Fabrication Services covered under DSHS’ selective contract for these services, and associated fitting and dispensing services.

11.2.1.3.	Voluntary Termination of Pregnancy, including complications.

11.2.1.4.	Transportation Services other than Ambulance: Taxi, cabulance, voluntary transportation, and public transportation.

11.2.1.5.	Dental Care, Prostheses and Oral Surgery, including physical exams required prior to hospital admissions for oral surgery.

11.2.1.6.	Hearing Aid Devices, including fitting, follow-up care and repair.

11.2.1.7.	First Steps Maternity Case Management and Maternity Support Services.

11.2.1.8.	Sterilizations for enrollees under age 21, or those that do not meet other federal requirements.

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11.2.1.9.	Health care services provided by a neurodevelopmental center recognized by DSHS.

11.2.1.10.	Certain services provided by a health department or family planning clinic when a client self-refers for care.

11.2.1.11.	Inpatient psychiatric professional services.

11.2.1.12.	Pharmaceutical products prescribed by any provider related to services provided under a separate agreement with DSHS or related to services not covered by the Contractor.

11.2.1.13.	Laboratory services required for medication management of drugs prescribed by community mental health providers whose services are purchased by the Mental Health Division.

11.2.1.14.	Protease Inhibitors

11.2.1.15.	Services ordered as a result of an EPSDT exam that are not otherwise covered services.

11.2.1.16.	Gastroplasty, when approved by DSHS in accord with WAC 388-531. The Contractor has no obligation to cover gastroplasty.

11.2.1.17.	Prenatal Diagnosis Genetic Counseling provided to enrollees to allow enrollees and their PCPs to make informed decisions regarding current genetic practices and testing. Genetic services beyond Prenatal Diagnosis Genetic Counseling are covered as maternity care when medically necessary, see Section 11.1.8.3.

11.2.1.18.	Gender dysphoria surgery and related procedures, treatment, prosthetics, or supplies when approved by DSHS in accord with WAC 388-531.

11.2.2.	Services Covered By Other Divisions In The Department Of Social And Health Services:

11.2.2.1.	Substance abuse treatment services covered through the Division of Alcohol and Substance Abuse (DASA), including inpatient detoxification services for alcohol (3-day) and drugs (5-day) with no complicating medical conditions.

11.2.2.2.	Nursing facility and community based services (e.g. COPES and Personal Care Services) covered through the Aging and Disability Services Administration.

2003 – 2005 HO & SCHIP Contract Amendment 2

11.2.2.3.	Mental health services separately purchased for all Medicaid clients by the Mental Health Division, including 24-hour crisis intervention, outpatient mental health treatment services, and inpatient psychiatric services. This shall not be construed to prevent the Contractor from purchasing covered outpatient mental health services from community mental health providers.

11.2.2.4.	Health care services covered through the Division of Developmental Disabilities for institutionalized clients.

2003 – 2005 HO & SCHIP Contract Amendment 2

11.2.3.	Service Covered By Other State Agencies:

Infant formula for oral feeding provided by the Women, Infants and Children (WIC) program in the Department of Health. Medically necessary nutritional supplements for infants are covered under the pharmacy benefit.

11.2.4.	Services Not Covered by Either DSHS or the Contractor:

11.2.4.1.	Medical examinations for Social Security Disability.

11.2.4.2.	Services for which plastic surgery or other services are indicated primarily for cosmetic reasons.

11.2.4.3.	Physical examinations required for obtaining continuing employment, insurance or governmental licensing.

11.2.4.4.	Experimental and Investigational Treatment or Services, determined in accord with Section 10.16, Experimental and Investigational Services, and services associated with experimental or investigational treatment or services.

11.2.4.5.	Reversal of voluntary surgically induced sterilization.

11.2.4.6.	Personal Comfort Items, including but not limited to guest trays, television and telephone charges.

11.2.4.7.	Biofeedback Therapy.

11.2.4.8.	Diagnosis and treatment of infertility, impotence, and sexual dysfunction.

11.2.4.9.	Orthoptic (eye training) care for eye conditions.

11.2.4.10.	Tissue or organ transplants that are not specifically listed as covered.

11.2.4.11.	Immunizations required for international travel purposes only.

11.2.4.12.	Court-ordered services.

11.2.4.13.	Any service provided to an incarcerated enrollee, beginning when a law enforcement officer takes the enrollee into legal custody and ending when the enrollee is no longer in legal custody .

2003 – 2005 HO & SCHIP Contract Amendment 2

11.2.4.14.	Any service, product, or supply paid for by DSHS under its fee-for-service program only on an exception to policy basis. The Contractor may also make exceptions and pay for services it is not required to cover under this agreement.

11.2.4.15.	Any other service, product, or supply not covered by DSHS under its fee-for-service program.

Quality Improvement Program Standards

Exhibit A

The Contractor shall comply with the Quality Improvement Program Standards. In the event of conflict between the Quality Improvement Program Standards and the standards in Balance Budget Act Final Rules (BBA), Washington State Patient Bill of Rights (PBOR), Health Insurance Portability and Accountability Act (HIPAA), or any other applicable state or federal statutes or regulations, the standards in BBA, PBOR, HIPAA, or any other applicable state or federal statutes or regulations, and any provision elsewhere in this agreement that implements such statutes or regulations, shall have precedence. Also see Section 7.10 Order of Precedence.

The following NCQA definitions apply to terms used in this document:

Complaint: A complaint is the same as “grievance.” See 1. Definitions.

Denial a denial is the same as “action.” See 1. Definitions.

These Standards are Copyright (July 1, 2003 – June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

1

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS
QUALITY MANAGEMENT AND IMPROVEMENT

QI 1	PROGRAM STRUCTURE

The organization clearly defines its quality improvement (QI) structures and processes and assigns responsibility to appropriate individuals.

ELEMENT A: Quality Improvement Program Structure

The organization’s QI program structure includes the following factors:

1	a written description of the QI program

3	patient safety is specifically addressed in the program description

4	the QI program accountable to the governing body

5	an annual evaluation of the program description and updates, as necessary

6	a designated physician has substantial involvement in the QI program

7	a designated behavioral health practitioner is involved in the implementation of the behavioral health care aspects of the QI program.

8	a QI committee oversees the QI functions of the organization

9	The specific role, structure, and function of the QI committee and other committees, including meeting frequency, are addressed in the program description

10	an annual work plan

11	A description of resources that the organization devotes to the needs of the QI program.

ELEMENT C: Annual Evaluation of Quality Improvement Program

There is an annual written evaluation of the QI program that includes:

1	a description of completed and ongoing QI activities that address the quality and safety of clinical care and quality of service

2	trending of measures to assess performance in the quality and safety of clinical care and quality of service

3	analysis of the results of QI initiatives, including barrier analysis

4	evaluation of the overall effectiveness of the QI program, including progress toward influencing network-wide safe clinical practices.

QI 2	PROGRAM OPERATIONS

The organization’s quality improvement program is fully operational.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

2

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT A: The QI Committee

The organization’s QI committee:

1	recommends policy decisions

2	analyzes and evaluates the results of QI activities

3	institutes needed actions

4	ensures follow-up, as appropriate.

ELEMENT B: QI Committee Meeting Minutes

QI committee meeting minutes reflect all committee decisions

ELEMENT C: Practitioner Participation

Practitioners participate in the QI program through planning, design, implementation or review

ELEMENT D: QI Program Information for Practitioners and Members

Upon request, the organization makes information about its QI program available to its practitioners and members, including a description of the QI program and a report on the organization’s progress in meeting its goals.

QI 3	HEALTH SERVICES CONTRACTING

The organization’s contracts with individual practitioners and providers, including those making UM decisions, specify that contractors cooperate with the organization’s QI program.

ELEMENT A: Practitioner Contracts

Contracts with practitioners specifically require that:

1	practitioners cooperate with QI activities

2	the organization has access to practitioner medical records, to the extent permitted by state and federal law

3	practitioners maintain the confidentiality of member information and records

ELEMENT B: Practitioner – Patient Communication

Contracts with practitioners allow open practitioner-patient communication regarding appropriate treatment alternatives. The organization does not penalize practitioners for discussing medically necessary or appropriate patient care.

ELEMENT C: Affirmative Statement

Contracts with practitioners and providers include an affirmative statement indicating that practitioners may freely communicate with patients about their treatment, regardless of benefit coverage limitations.

ELEMENT D: Provider Contracts

Contracts with organization providers specifically require that:

1	providers cooperate with QI activities

2	the organization has access to provider medical records, to the extent permitted by state and federal law.

3	providers maintain the confidentiality of member information and records

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

3

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT E: Notification of Specialist Termination

Contracts with specialists and specialty group practitioners require timely notification to organization members affected by the termination of a specialist or the entire specialty group.

QI 4	AVAILABILITY OF PRACTITIONERS

The organization ensures that its network is sufficient in numbers and types of primary care and specialty care practitioners.

ELEMENT A: Cultural Needs and Preferences

The organization assesses the cultural, ethnic, racial, and linguistic needs of its members and adjusts the availability of practitioners within its network, if necessary.

ELEMENT B: Defining Primary Care Practitioners

The organization defines the practitioners who serve as primary care practitioners (PCP) within its delivery system.

ELEMENT C: Number and Geographic Distribution of Primary Care Practitioners

The organization has quantifiable and measurable standards for:

1	the number of PCPs

2	the geographic distribution of PCPs.

ELEMENT D: Annual Performance Assessment of Primary Care Practitioners

The organization annually assesses its performance against the standards established for the availability of PCPs.

ELEMENT E: Defining Specialty Care Practitioners

The organization defines which practitioners serve as high-volume specialty care practitioners (SCP).

ELEMENT F: Number and Geographic Distribution of Specialists

The organization has quantifiable and measurable standards for:

1	the number of high-volume SCPs

2	the geographic distribution of high-volume SCPs.

ELEMENT G: Annual Performance Assessment of Specialists

The organization annually analyzes its performance against the standards established for the availability of high-volume SCPs.

QI 5	ACCESSIBILITY OF SERVICES

The organization establishes mechanisms to assure the accessibility of primary care services, behavioral health services and member/enrollee services.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

4

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT A: Standards for Medical Care Access

The organization has standards for access to:

1	regular and routine care appointments

2	urgent care appointments;

3	after-hours care.

4	telephone service.

ELEMENT B: Assessment Against Medical Access Standards

The organization collects and performs an annual analysis of data to measure its performance against standards for access to:

1	regular and routine care appointments

2	urgent care appointments;

3	after-hours care.

4	telephone service.
QI 6	MEMBER SATISFACTION

The organization implements mechanisms to assure member satisfaction.

ELEMENT A: Annual Assessment

To assess member satisfaction, the organization conducts annual evaluations of member complaints and appeals.

ELEMENT B: Data Collection Methodology

The organization’s complaint and appeal data collection methodology:

1	identifies the appropriate population

2	draws appropriate samples from the affected population, if a sample is used

3	collects valid data.

ELEMENT C: Identifying Opportunities for Improvement

The organization identifies opportunities for improvement, sets priorities and decides which opportunities to pursue based upon the analysis of:

1	member complaint and appeal data

2	The CAHPS® 3.0H Survey.

ELEMENT D: Reporting to Practitioners

The organization shares the results of its improvement and member satisfaction activities with practitioners and providers.

QI 7	DISEASE MANAGEMENT

The organization actively works to improve the health status of its members with chronic conditions.

ELEMENT A: Identifying Chronic Conditions

The organization identifies the two chronic conditions that its disease management (DM) programs address.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

5

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT B: Program Content

The content of the organization’s programs address the following for each condition:

1	condition monitoring

2	patient adherence to the program’s treatment plans

3	consideration of other health conditions

4	lifestyle issues as indicated by practice guidelines (e.g. goal-setting techniques, problem solving).

ELEMENT C: Identifying Eligible Members

Annually, the organization systematically identifies members who qualify for its programs.

ELEMENT D: Providing Eligible Members With Information

The organization provides eligible members with written program information regarding:

1	how to use the services

2	how members become eligible to participate

3	how to opt in or opt out.

ELEMENT E: Interventions Based on Stratification

The organization provides interventions to members based on stratification.

ELEMENT F: Eligible Member Participation

The organization annually measures and reports member participation rates

ELEMENT G: Informing and Educating Practitioners About Disease Management Programs

The organization has a documented process for providing practitioners with written program information, including:

1	instructions on how to use the DM services

2	how the organization works with a practitioner’s members in the program.

ELEMENT H: Measuring Effectiveness

The organization employs and tracks one performance measure for each DM program. Each measurement:

1	addresses a relevant process or outcome

2	produces a quantitative result

3	is population based

4	uses data and methodology that are valid for the process or outcome measured

5	has been analyzed in comparison to a benchmark or goal.

QI 8	CLINICAL PRACTICE GUIDELINES

Guidelines removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

6

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

QI 9	CONTINUITY AND COORDINATION OF MEDICAL CARE

The organization monitors the continuity and coordination of care that members receive and takes actions, as necessary, to ensure and improve continuity and coordination of care across the health care network.

ELEMENT A: Continuity and Coordination of Medical Care

The organization annually collects data about the coordination of medical care across settings or transitions in care.

ELEMENT B: Identifying Opportunities for Improvement of Medical Care Coordination

The organization identifies opportunities to improve coordination of medical care. There is documentation of the following factors:

1	quantitative and causal analysis of data to identify improvement opportunities

2	identification and selection of at least two opportunities for improvement.

ELEMENT C: Medical Coordination Issues

The organization takes action to improve coordination of medical care.

ELEMENT D: Notification of Primary Care Practitioner Termination

Requirement removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

QI 11	CLINICAL QUALITY IMPROVEMENTS

Requirement removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

QI 12	SERVICE QUALITY IMPROVEMENTS

Requirement removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

QI 13	STANDARDS FOR MEDICAL RECORD DOCUMENTATION

The organization requires medical records to be maintained in a manner that is current, detailed and organized, and which permits effective and confidential patient care and quality review.

ELEMENT A: Medical Record Criteria

The organization has policies and distributes the policies to practice sites that address:

1	confidentiality of medical records

2	medical record documentation standards

3	an organized medical record keeping system and standards for availability of medical records

4	performance goals to assess the quality of medical record keeping.

ELEMENT B: Documentation Standards

The organization’s medical record standards or their predecessors have been in place for at least 12 months

ELEMENT C: Improving Medical Record Keeping

The organization implements a method(s) to improve medical record keeping

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

7

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

QI 14	DELEGATION OF QI

If the organization delegates any QI activities, there is evidence of oversight of the delegated activity.

ELEMENT A: Written Delegation Agreement

There is a mutually agreed-upon document that describes all delegated activities

ELEMENT B: Specific Delegated Activities

The delegation document describes:

1	the responsibilities of the organization and the delegated entity

2	the delegated activities

3	at least semiannual reporting to the organization

4	the process by which the organization evaluates the delegated entity’s performance

5	the remedies, including revocation of the delegation, available to the organization if the delegated entity does not fulfill its obligations.

ELEMENT C: Provisions for Protected Health Information

If the delegation arrangement includes the use of protected health information by the delegate, the delegation document also includes the following provisions:

1	a list of the allowed uses of protected health information

2	a description of delegate safeguards to protect the information from inappropriate use of further disclosure

3	a stipulation that the delegate ensures that subdelegates have similar safeguards

4	a stipulation that the delegate provide individuals with access to their protected health information

5	a stipulation that the delegate informs the organization if inappropriate uses of the information occur

6	a stipulation that the delegate ensures protected health information is returned, destroyed or protected if the delegation agreement ends.

ELEMENT D: Approval of QI Program

Annually, the organization approves its delegates QI program.

ELEMENT E: Pre-Delegation Evaluation

For delegation agreements that have been in effect for less than 12 months, the organization evaluated delegate capacity before delegation began.

ELEMENT F: Annual Evaluation

For delegation arrangements in effect for 12 months or longer, the organization annually evaluated delegate performance against its expectations and NCQA standards.

ELEMENT G: Reporting

For delegation arrangements in effect 12 months or longer, the organization evaluated regular reports, as specified in Element B.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

8

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT H: Opportunities for Improvement

For delegation arrangements that have been in effect for more than 12 months, at least once each of the past 2 years that delegation has been in effect, the organization has identified and followed up on opportunities for improvement, if applicable.
UTILIZATION MANAGEMENT

UM 1	Utilization Management Structure

The organization clearly defines the structures and processes within its utilization management (UM) program and assigns responsibility appropriate individuals.

ELEMENT A: Written Program Description

The organization’s UM program description includes the following factors:

1	program structure

2	behavioral health care aspects of the program

3	involvement of a designated senior physician in UM program implementation

4	involvement of a designated behavioral health care practitioner in the implementation of the behavioral health care aspects of the UM program

5	scope of the program and the processes and information sources used to make determinations of benefit coverage and medical necessity.

ELEMENT C: Physician Involvement

A senior physician is actively involved in implementing the organization’s UM program.

ELEMENT D: Behavioral Health Practitioner Involvement

A behavioral health practitioner is actively involved in implementing the behavioral health aspects of the UM program.

ELEMENT E: Annual Evaluation

The organization annually evaluates and updates the UM program, as necessary.

UM 2	Clinical Criteria for UM Decisions

To make utilization decisions, the organization uses written criteria based on sound clinical evidence and specifies procedures for appropriately applying the criteria.

ELEMENT A: Evidence-Based, Written Criteria

The organization has written UM decision-making criteria that are objective and based on medical evidence.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

9

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT B: Applying Utilization Management Criteria

The organization has written procedures for applying UM criteria based on:

1	individual needs

2	assessment of the local delivery system.

ELEMENT C: Involvement of Appropriate Practitioners

The organization involves appropriate practitioners in developing, adopting and reviewing criteria applicability

ELEMENT D: Length of Time Criteria Are in Place

The organization’s UM criteria have been in place for at least 12 months

ELEMENT E: Reviewing and Updating Criteria

The organization has a process for periodically reviewing and updating UM criteria and the procedures for applying them.

ELEMENT F: Availability of Criteria

The organization states in writing how practitioners can obtain UM criteria, and makes the criteria available to its practitioners upon request.

ELEMENT G: Consistency in Applying Criteria

The organization annually evaluates the consistency with which health care professionals involved in UM apply criteria in decision making and acts on opportunities for improvement, if applicable.

UM 4	Appropriate Professionals

Qualified licensed health professionals assess the clinical information used to support UM decisions.

ELEMENT A: Licensed Health Professionals

The organization has written procedures:

1	requiring appropriately licensed professionals to supervise all medical necessity decisions

ELEMENT B: Use of Practitioners for UM Decisions

The organization has a written job description with qualifications for practitioners who review denials of care based on medical necessity that requires:

1	education, training or professional experience in medical or clinical practice

2	current license to practice without restriction.

ELEMENT C: Non-Behavioral Health Practitioner Review of Denials

The organization ensures that a physician, dentist or pharmacist, as appropriate, reviews any non-behavioral health denial of care based on medical necessity.

ELEMENT D: Behavioral Health Practitioner Review of Denials

The organization ensures that a physician, appropriate behavioral health practitioner or pharmacist, as appropriate, reviews any behavioral health denial of care based on medical necessity.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

10

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT E: Use of Board-Certified Consultants

The organization has written procedures for using board-certified consultants to assist in making medical necessity determinations.

UM 5	Timeliness of UM Decisions

The organization makes utilization decisions in a timely manner to accommodate the clinical urgency of the situation.

ELEMENT A: Timeliness of Decision Making for Non-Behavioral Health UM Decisions

The organization adheres to the following standards for timeliness of UM decision making:

1	for nonurgent pre-service decisions, the organization makes decisions within 15 calendar days of receipt of the request [HCA & MAA require nonurgent, pre-service decisions within 14 calendar days]

2	for urgent pre-service decisions, the organization makes decisions within 72 hours of receipt of the request

3	for urgent concurrent review, the organization makes decisions within 24 hours of receipt of the request

4	for post-service decisions, the organization makes decisions within 30 calendar days of receipt of the request.

ELEMENT B: Notification of Non-Behavioral Health Decisions

The organization adheres to the following standards for notification of non-behavioral health UM decision making:

1	for nonurgent pre-service approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 15 calendar days of the request [HCA & MAA require nonurgent, pre-service decisions within 14 calendar days]

2	for nonurgent pre-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 15 calendar days of the request

3	for urgent pre-service approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 72 hours of the request

4	for urgent pre-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 72 hours of the request

5	for urgent concurrent approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 24 hours of the request

6	for urgent concurrent denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 24 hours of the request

7	for post-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 30 calendar days of the request.

ELEMENT C: Timeliness of Decision Making for Behavioral Health UM Decisions

The organization adheres to the following standards for timeliness of behavioral health UM decision making:

1	for nonurgent pre-service decisions, the organization makes decisions within 15 calendar days of receipt of the request [HCA & MAA require nonurgent, pre-service decisions within 14 calendar days]

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

11

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

2	for urgent pre-service decisions, the organization makes decisions within 72 hours of receipt of the request

3	for urgent concurrent review, the organization makes decisions within 24 hours of receipt of the request

4	for post-service decisions, the organization makes decisions within 30 calendar days of receipt of the request.

ELEMENT D: Notification of Behavioral Health Decisions

The organization adheres to the following standards for notification of behavioral health UM decision making:

1	for nonurgent pre-service approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 15 calendar days of the request

2	for nonurgent pre-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 15 calendar days of the request

3	for urgent pre-service approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 72 hours of the request

4	for urgent pre-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 72 hours of the request

5	for urgent concurrent approval decisions, the organization gives oral, electronic or written notification of the decision to practitioners and members within 24 hours of the request

6	for urgent concurrent denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 24 hours of the request

7	for post-service denial decisions, the organization gives electronic or written notification of the decision to practitioners and members within 30 calendar days of the request.

UM 6	Clinical Information

When making a determination of coverage based on medical necessity, the organization obtains relevant clinical information and consults with the treating physician.

ELEMENT A: Information for UM Decision Making

The organization has a written description that identifies the information that is needed to support UM decision making in place for at least 12 months.

ELEMENT C: Non-Behavioral Health Documentation of Relevant Information

There is documentation that relevant clinical information is gathered consistently to support non-behavioral health UM decision making.

ELEMENT D: Behavioral Health Documentation of Relevant Information

There is documentation that relevant clinical information is gathered consistently to support behavioral health UM decision making.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

12

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT E: Transition to Other Care

The organization assists with a member’s transition to other care, if necessary, when benefits end.

UM 7	Denial Notices

The organization clearly documents and communicates the reasons for each denial.

ELEMENT A: Notification of the Availability of Physician, Appropriate Behavioral Health or Pharmacist Reviewers

The organization notifies practitioners of:

1	its policy for making a reviewer available to discuss any UM denial decision

2	how to contact a reviewer.

ELEMENT B: Providing Practitioners the Opportunity to Discuss Non-Behavioral Health Denial Decisions with a Physician or Pharmacist Reviewer

The organization provides practitioners with the opportunity to discuss any non-behavioral health UM denial decision with a physician or pharmacist reviewer.

ELEMENT C: Reason for Non-Behavioral Health Denial

The organization provides written notification that contains the following:

1	the specific reason(s) for the denial, in easily understandable language

2	a reference to the benefit provision, guideline, protocol or other similar criterion on which the denial decision is based

3	notification that the member can obtain a copy of the actual benefit provision, guideline, protocol or other similar criterion on which the denial decision was based, upon request.

ELEMENT D: Non-Behavioral Health Notification of Appeal Rights and Process

The organization provides written notification that contains the following:

1	description of appeal rights, including the right to submit written comments, documents or other information relevant to the appeal

2	explanation of the appeal process, including the right to member representation and time frames for deciding appeals

3	if a denial is an urgent pre-service or urgent concurrent denial, a description of the expedited appeal process.

ELEMENT E: Providing Practitioners the Opportunity to Discuss Behavioral Health Denial Decisions with a Physician, Appropriate Behavioral Health or Pharmacist Reviewer.

The organization provides practitioners with the opportunity to discuss any behavioral health UM denial decision with a physician, appropriate behavioral health or pharmacist reviewer.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

13

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT F: Reason for Behavioral Health Denial

The organization provides written notification that contains the following:

1	the specific reason(s) for the denial, in easily understandable language

2	a reference to the benefit provision, guideline, protocol or other similar criterion on which the denial decision was based

3	notification that the member can obtain a copy of the actual benefit provision, guideline, protocol or other similar criterion on which the denial decision was based, upon request.

ELEMENT G: Behavioral Health Notification of Appeal Rights and Appeal process

The organization provides written notification that contains the following:

1	description of appeal rights, including the right to submit written comments, documents or other information relevant to the appeal

2	explanation of the appeal process, including the right to member representation and time frames for deciding appeals

3	if a denial is an urgent pre-service or urgent concurrent denial, a description of the expedited appeal process.

UM 8	Policies for Appeals

The organization has written policies and procedures for the thorough, appropriate, and timely resolution of member appeals. Note: For BH & PEBB, Contractors are required to follow the Washington State “Patient Bill of Rights” (PBOR).

UM 9	Appropriate Handling of Appeals

The organization adjudicates member appeals in a thorough, appropriate and timely manner. Note: For BH & PEBB, Contractors are required to follow the Washington State “Patient Bill of Rights” (PBOR).

UM 10	Evaluation of New Technology

The organization evaluates the inclusion of new technologies and the new application of existing technologies in the benefit package. This includes medical and behavioral procedures, pharmaceuticals and devices.

ELEMENT A: Written Process

The organization’s written process for evaluating new technologies and the new application of existing technologies for inclusion in its benefit package includes an evaluation of the following factors:

1	medical technologies

2	behavioral health procedures

3	pharmaceuticals

4	devices.

ELEMENT C: Implementation of Evaluated New Technology

The organization implements a decision on coverage from its assessment of new technologies and new applications of existing technologies or from review of special cases.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

14

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

UM 12	Emergency Services

The organization provides, arranges for or otherwise facilitates all needed emergency services, including appropriate coverage of costs.

ELEMENT A: Emergency Services Policies and Procedures

The organization’s policies and procedures require:

1	coverage of emergency services to screen and stabilize the member without prior approval where a prudent layperson, acting reasonably, would have believed an emergency medical condition existed

2	coverage of emergency services if an authorized representative, acting for the organization, has authorized the provision of emergency services.

UM 13	Procedures for Pharmaceutical Management

The organization ensures that its procedures for pharmaceutical management, if any, promote the clinically appropriate use of pharmaceuticals.

ELEMENT A: Pharmaceutical Management Policies and Procedures

The organization’s policies and procedures for pharmaceutical management include:

1	the criteria used to adopt pharmaceutical management procedures

2	a process that uses clinical evidence from appropriate external organizations.

UM 14	Ensuring Appropriate Utilization

The organization facilitates the delivery of appropriate care and monitors the impact of its utilization management program to detect and correct potential under - and overutilization of services.

ELEMENT A: Relevant Utilization Data

The organization chooses at least four relevant types of utilization data, including one type related to behavioral health to monitor for each product line.

ELEMENT B: Under/Overutilization Thresholds

The organization sets thresholds to identify under - and overutilization for the four chosen data types, including behavioral health data, by product line.

ELEMENT C: Monitoring Data

Annually, the organization monitors the performance of the four chosen data types, including behavioral health data, against established thresholds for each product line to detect under - and overutilization.

ELEMENT D: Quantitative Data Analysis

Annually, the organization analyzes the performance of the four chosen data types, including behavioral health data, against established thresholds for each product line to detect under - and overutilization.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

15

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT E: Qualitative Data Analysis

The organization conducts qualitative analysis to determine the cause and effect of all data not within thresholds.

ELEMENT F: Site-Level Monitoring

The organization analyzes data not within threshold by practice sites.

ELEMENT G: Interventions

The organization takes action to address identifies problems of under - and overutilization.

ELEMENT H: Evaluating the Effectiveness of Interventions

The organization measures the effectiveness of interventions to address under - and overutilization.

ELEMENT I: Affirmative Statement Regarding Incentives

The organization distributes a statement to all its practitioners, providers, members and employees affirming that:

1	UM decision making is based only on appropriateness of care and service and existence of coverage

2	the organization does not specifically reward practitioners or other individuals for issuing denials of coverage or service care

3	financial incentives for UM decision makers do not encourage decisions that result in underutilization.

UM 16	Delegation of UM

If the managed care organization delegates any UM activities, there is evidence of oversight of the delegated activity.

ELEMENT A: Written Delegation Agreement

There is a mutually agreed-upon document that describes all delegated activities.

ELEMENT B: Specific Delegated Activities

The delegation document describes:

1	the responsibilities of the organization and the delegated entity

2	the delegated activities

3	at least semi-annual reporting to the organization

4	the process by which the organization evaluates the delegated entity’s performance

5	the remedies, including revocation of the delegation, available to the organization if the delegated entity does not fulfill its obligations.

ELEMENT C: Provision for Protected Health Information

If the delegation arrangement includes the use of protected health information by the delegate, the delegation document also includes the following provisions:

1	a list of the allowed uses of protected health information

2	a description of delegate safeguards to protect the information from inappropriate use or further disclosure

3	a stipulation that the delegate will ensure that subdelegates have similar safeguards

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

16

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

4	a stipulation that the delegate will provide individuals with access to their protected health information

5	a stipulation that the delegate will inform the organization if inappropriate uses of the information occur

6	a stipulation that the delegate will ensure protected health information is returned, destroyed or protected if the delegation agreement ends.

ELEMENT D: Approval of UM Program

Annually, the organization approves its delegate’s UM program.

ELEMENT E: Pre-Delegation Evaluation

For delegation agreements that have been in effect for less than 12 months, the organization evaluated delegate capacity before delegation began.

ELEMENT F: Annual Evaluation

For delegation arrangements in effect 12 months or longer, the organization annually evaluated delegate performance against its expectations and NCQA standards.

ELEMENT G: Reporting

For delegation arrangements in effect 12 months or longer, the organization evaluated regular reports, as specified in Element B.

ELEMENT H: Opportunities for Improvement

For delegation arrangements that have been in effect for more than 12 months, at least once in each of the past 2 years that delegation has been in effect, the organization has identifies and followed up on opportunities for improvement, if applicable.

CREDENTIALING AND RECREDENTIALING

CR 1	Credentialing Policies

The organization documents the mechanisms for the credentialing and recredentialing of licensed independent practitioners with whom it contracts or employs and who fall within its scope of authority and action.

ELEMENT A: Practitioner Credentialing Guidelines

The organization’s credentialing policies and procedures specify the types of practitioners to credential and recredential.

ELEMENT B: Criteria and Verification Sources

The organization’s policies and procedures specify:

1	the criteria for credentialing and recredentialing

2	the verification sources used.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

17

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT C: Policies and Procedures

The organization’s policies and procedures include the following factors:

1	the process to delegate credentialing or recredentialing;

2	the process used to ensure that credentialing and recredentialing are conducted in a non-discriminatory manner

3	the process for notifying a practitioner about any information obtained during the organization’s credentialing process that varies substantially from the information provided to the organization by the practitioner

4	the process to ensure that practitioners are notified of the credentialing or recredentialing decision within 60 calendar days of the committee’s decision

5	the medical director’s or other designated physician’s direct responsibility and participation in the credentialing program

6	the process used to ensure the confidentiality of all information obtained in the credentialing process, except as otherwise provided by law

7	the process for making credentialing and recredentialing decisions.

ELEMENT D: Practitioners Rights

The organization’s policies and procedures include the following practitioner rights:

1	the right of practitioners to review information submitted to support their credentialing applications

2	the right of practitioner’s to correct erroneous information;

3	the right of practitioners, upon request, to be informed of the status of their credentialing or recredentialing application

4	notification of these rights.

CR 2	Credentialing Committee

The organization designates a credentialing committee that uses a peer review process to make recommendations regarding credentialing decisions.

ELEMENT A: Credentialing Committee

The Credentialing Committee includes representation from a range of participating practitioners.

ELEMENT B: Credentialing Committee Decisions

The Credentialing Committee has the opportunity to review the credentials of all practitioners and offer advice, which the organization considers.

CR 3	Initial Credentialing Verification

The organization verifies credentialing information through primary sources, unless otherwise indicated.

ELEMENT A: Initial Primary Source Verification

The organization verifies that the following factors are present and within the prescribed time limits:

1	a current, valid license to practice

2	a valid DEA or CDS certificate, if applicable

3	education and training including board certification if the practitioner states on the application that he/she is board certified

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

18

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

4	work history

5	history of professional liability claims that resulted in settlements or judgments paid by on behalf of the practitioner.

CR 4	Application and Attestation

The applicant completes an application for membership that includes a current and signed attestation regarding the applicant’s health status and any history of loss or limitation of licensure or privileges:.

ELEMENT A: Contents of the Application

The application includes a current and signed attestation and addresses:

1	reasons for any inability to perform the essential functions of the position, with or without accommodation

2	lack of present illegal drug use

3	history of loss of license and felony convictions

4	history of loss or limitation of privileges or disciplinary activity

5	current malpractice insurance coverage

6	the correctness and completeness of the application.

CR 5	Initial Sanction Information

There is documentation that before making a credentialing decision the organization has received information on sanctions.

ELEMENT A: Sanctions

In an NCQA review of credentialing files, two factors are present and within 180 calendar day time limit:

1	state sanctions, restrictions on licensure and/ or limitations on scope of practice

2	Medicare and Medicaid sanctions.

CR 7	Recredentialing Verification

The organization formally recredentials its practitioners at least every 36 months through information verified from primary sources, unless otherwise indicated.

ELEMENT A: Recredentialing Verification

The organization verifies the following factors within the prescribed time limits:

1	a current valid state license to practice

2	a valid DEA or CDS certificate, as applicable

3	board certification, if the practitioner states that he/she is board certified

4	history of professional liability claims that resulted in settlements or judgments paid by or on behalf of the practitioner.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

19

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT B: Correctness/Completeness of the Application

An applicant completes an application for membership that includes a current and signed attestation with the following factors:

1	reasons for any inability to perform the essential functions of the position, with or without accommodation

2	lack of present illegal drug use

3	history of loss or limitation of privileges or disciplinary activity

4	current malpractice insurance coverage

5	correctness and completeness of the application.

ELEMENT C: Recredentialing Cycle Length

The length of the recredentialing cycle is within the required 36 month time frame.

CR 8	Recredentialing Sanction Information

There is documentation that before making a recredentialing decision, the organization has received information on sanctions.

ELEMENT A: Sanction Information

In an NCQA review of recredentialing files, two elements are present and within 180 calendar day time limit:

1	state sanctions, restrictions on licensure and/or limitations on scope of practice

2	Medicare and Medicaid sanctions.

ELEMENT B: Recredentialing Cycle Length

In a review of a sample of the organization’s recredentialing files, the length of the recredentialing cycle is within the 3 year (36 month) time frame.

CR 9	Performance Monitoring

The organization incorporates information from quality improvement activities and member complaints in its recredentialing decision-making process for primary care practitioners and high-volume behavioral health care practitioners.

ELEMENT A: Decision-Making Process

The organization includes information from quality improvement activities and member complaints in its recredentialing decision-making process for PCPs and high-volume behavioral health care practitioners.

CR 10	Ongoing Monitoring of Sanctions and Complaints

The organization develops and implements policies and procedures for ongoing monitoring of practitioner sanctions and complaints between recredentialing cycles and takes appropriate action against practitioners when it identifies occurrences of poor quality.

ELEMENT A: Written Policy and Procedures

The organization has a written policy and procedure that addresses the ongoing monitoring of:

1	Medicare and Medicaid sanctions

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

20

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

2	sanctions and limitations on licensure

3	complaints.

ELEMENT C: Implementing ongoing Monitoring

The organization collects and reviews information from:

1	Medicare and Medicaid sanctions

2	sanctions and limitations on licensure

3	complaints.

ELEMENT D: Appropriate Interventions

The organization implements appropriate interventions when it identifies occurrences of poor quality, when appropriate.

CR 11	Notification to Authorities and Practitioner Appeal Right

When an organization has taken actions against a practitioner for quality reasons, it offers the practitioner a formal appeal process and reports the action to the appropriate authorities.

ELEMENT A: Written Policy and Procedures

The organization has policies and procedures for:

1	the range of actions available to the organization

2	procedures for reporting to authorities

3	a well-defined appeal process

4	making the appeal process known to practitioners.

ELEMENT B: Contract Suspension or Termination

There is documentation that the organization reports practitioner suspension or termination to the appropriate authorities.

ELEMENT C: Practitioner Approval Process

The organization has an appeal process for instances in which it chooses to alter the condition of the practitioner’s participation based on issues of quality of care and/or service. The organization informs practitioners of the appeal process.

CR 12	Assessment of Organizational Providers

The organization has written policies and procedures for the initial and ongoing assessment of providers with which it intends to contract.

ELEMENT A: Review and Approval of Provider

The organization’s policy for credentialing of health care delivery providers specifies that it:

1	confirms that the provider is in good standing with state and federal regulatory bodies

2	confirms that the provider has been reviewed and approved by an accrediting body

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

21

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

3	conducts an on-site quality assessment, if there is no accreditation status

4	confirms that the provider continues to be in good standing with state and federal regulatory bodies and, if applicable, is reviewed and approved by an accrediting body at least every 3 years.

ELEMENT B: Medical Providers

The organization includes at least the following medical providers:

1	hospitals

2	home health agencies

3	skilled nursing facilities

4	free-standing surgical centers.

ELEMENT D: Assessing Medical Care Providers

The organization has documentation of assessment of contracted medical health care delivery providers.

CR 13	Delegation of Credentialing

If the organization delegates any credentialing and recredentialing activities, there is evidence of oversight of the delegated activity.

ELEMENT A: Written Delegation Agreement

There is a mutually agreed-upon document that describes all delegated activities.

ELEMENT B: Specific Delegated Activities

The delegation document describes:

1	the responsibilities of the organization and the delegated entity

2	the delegated activities

3	at least semi-annual reporting to the organization

4	the process by which the organization evaluates delegated entity’s performance

5	the remedies, including revocation of the delegation, available to the organization if the delegated entity does not fulfill its obligations.

ELEMENT C: Provisions for Protected Health Information

If the delegation arrangement includes the use of protected health information by the delegate, the delegation document also includes the following provisions:

1	a list of the allowed uses of protected health information

2	a description of delegate safeguards to protect the information from inappropriate use or further disclosure

3	a stipulation that the delegate will ensure that subdelegates have similar safeguards

4	a stipulation that the delegate will provide individuals with access to their protected health information

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

22

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

5	a stipulation that the delegate will inform the organization if inappropriate uses of the information occur

6	a stipulation that the delegate will ensure protected health information is returned, destroyed or protected if the delegation agreement ends.

ELEMENT D: Right to Approve and to Terminate

The organization retains the right, based on quality issues, to approve, suspend and terminate individual practitioners, providers and sites in situations where it has delegated decision making. This right is reflected in the delegation documents.

ELEMENT E: Pre-Delegation Evaluation

For delegation agreements that have been in effect for less than 12 months, the organization evaluated delegate capacity before delegation began.

ELEMENT F: Annual File Audit

For delegation arrangements in effect for 12 months or longer, the organization has audited files against NCQA standards for each year that the delegation has been in effect.

ELEMENT G: Annual Evaluation

For delegation arrangements in effect for more than 12 months, the organization has performed an annual substantive evaluation of delegated activities against delegated NCQA standards and organizational expectations.

ELEMENT H: Reporting

For delegation arrangements in effect for 12 months or longer, the organization evaluated regular reports, as specified in Element B.

ELEMENT I: Opportunities for Improvement

For delegation arrangements that have been in effect for more than 12 months, at least once in each of the past 2 years that delegation has been in effect, the organization has identifies and followed up on opportunities for improvement, if applicable.

MEMBERS’ RIGHTS AND RESPONSIBILITIES

RR 1	Statement of Members’ Rights and Responsibilities

The organization has a written policy that states its commitment to treating members in a manner that respects their rights and its expectations of members’ responsibilities.

ELEMENT B: Statement of Members’ Rights and Responsibilities

The organization’s members’ rights and responsibilities policy states that members have:

1	a right to receive information about the organization, its services, its practitioners and providers and members’ rights and responsibilities

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

23

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

2	a right to be treated with respect and recognition of their dignity and right to privacy

3	a right to participate with practitioners in decision-making regarding their health care

4	a right to a candid discussions of appropriate or medically necessary treatment options for their conditions, regardless of cost or benefit coverage

5	a right to voice complaints or appeals about the organization or the care provided

7	a responsibility to provide information (to the extent possible) that the organization and its practitioners and providers need in order to care

8	a responsibility to follow plans and instructions for care that they have agreed on with their practitioners

9	a responsibility to understand their health care problems and participate in developing mutually agreed upon treatment goals to the degree possible.

RR 2	Distribution of Rights Statements to Members and Practitioners

The organization distributes its policy on members’ rights and responsibilities to its members and participating practitioners.

ELEMENT A: Distribution of Rights Statement to Members and Practitioners

The organization distributes its members’ rights and responsibilities statement to:

1	existing members

2	new members

3	existing practitioners

4	new practitioners.

RR 3	Policies for Complaints and Appeals

The organization has written policies and procedures for the thorough, appropriate and timely resolution of member complaints and appeals. Note: For BH & PEBB, Contractors are required to follow the Washington State “Patient Bill of Rights” (PBOR).

RR 4	Subscriber Information

The organization provides each subscriber with information needed to understand benefit coverage and obtain care.

ELEMENT A: Subscriber Information

The organization provides written information to its subscriber addresses the following factors:

1	benefits and services included in, and excluded from, coverage

2	pharmaceutical management procedures, if they exist

3	copayments and other charges for which the member is responsible

4	restrictions on benefits that apply to services obtained outside the organization’s system or service area

6	how to obtain information about practitioners who participate in the organization

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

24

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

7	how to obtain primary care services, including points of access

8	how to obtain specialty care, behavioral health services and hospital services

9	how to obtain care after normal office hours

10	how too obtain emergency care, including the organization’s policy on when to directly access emergency care or use 911 services

11	how to obtain care and coverage when out of the organization’s service area

13	Requirement removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

14	how the MCO evaluates new technology for inclusion as a covered benefit.

ELEMENT B: Translation Services

The organization provides translation services within its member services telephone function based on the linguistic needs of its members.

RR 5	Privacy and Confidentiality

The organization protects the confidentiality of member information and records.

ELEMENT A: Adopting Written Policies

The organization adopts written policies and procedures regarding protected health information (PHI) that addresses:

1	information included in notifications of privacy practices

2	access to PHI

3	the process for members to request restrictions on use/disclosure of PHI

4	the process for members to request amendments to PHI

5	the process for members to request an accounting of disclosures of PHI

6	internal protection of oral, written and electronic information across the organization.

ELEMENT B: Special Protection for PHI Sent to Plan Sponsors

The organization’s policies and procedures prohibit sharing members’ PHI with any sponsor without certification that the plan sponsor’s documents have been amended to incorporate the following provisions and the plan sponsor agrees to:

1	not use or disclose PHI other than as permitted by the plan documents or required by law

2	ensure that agents and subcontractors of the employer or plan sponsor agree to the same restrictions and conditions as the employer or plan sponsor with regard to PHI

RR 6	Marketing Information

The organization ensures that communications with prospective members correctly and thoroughly represent the benefits and operating procedures of the organization.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

25

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT A: Summary Statement of UM

Marketing materials for prospective members contain a summary statement of how the organization’s utilization management UM procedures work.

ELEMENT B:

All organization materials and presentations accurately describe:

1	covered benefits

2	noncovered benefits

3	practitioner and provider availability

4	potential restrictions

ELEMENT C: Communicating with Prospective Members

The organization communicates to prospective members, in easy-to-understand language, a summary of its policies and practices regarding the collection, use and disclosure of protected health information. Communication with prospective members includes the following six factors:

1	inclusions in routine notifications of privacy practices

2	the right to approve release of information (use of authorization)

3	access to medical records

4	protection of oral, written and electronic information across the organization

5	the use of measurement data

6	information for employers.

RR 7	Delegation of RR

If the managed care organization delegates any RR activities, there is evidence of oversight of the delegated activity.

ELEMENT A: Written Delegation Agreement

There is a mutually agreed-upon document that describes all delegated activities.

ELEMENT B: Specific Delegated Activities

The delegation document describes:

1	the responsibilities of the organization and the delegated entity

2	the delegated activities

3	at least semi-annual reporting to the organization

4	the process by which the organization evaluates delegated entity’s performance

5	the remedies, including revocation of the delegation, available to the organization if the delegated entity does not fulfill its obligations.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

26

Quality Improvement Program Standards

Exhibit A

NCQA STANDARDS

ELEMENT C: Provisions for Protected Health Information

If the delegation arrangement includes the use of protected health information by the delegate, the delegation document also includes the following provisions:

1	a list of the allowed uses of protected health information

2	a description of delegate safeguards to protect the information from inappropriate use or further disclosure

3	a stipulation that the delegate will ensure that subdelegates have similar safeguards

4	a stipulation that the delegate will provide individuals with access to their protected health information

5	a stipulation that the delegate will inform the organization if inappropriate uses of the information occur

6	a stipulation that the delegate will ensure protected health information is returned, destroyed or protected if the delegation agreement ends.

ELEMENT D: Pre-Delegation Evaluation

For delegation agreements that have been in effect for less than 12 months, the organization evaluated delegate capacity before delegation began.

ELEMENT E: Annual Evaluation

For delegation arrangements in effect for more than 12 months, the organization has performed an annual substantive evaluation of delegated activities against delegated NCQA standards and organizational expectations.

ELEMENT F: Reporting

For delegation arrangements in effect for 12 months or longer, the organization evaluated regular reports, as specified in Element B.

ELEMENT G: Opportunities for Improvement

For delegation arrangements that have been in effect for more than 12 months, at least once in each of the past 2 years that delegation has been in effect, the organization has identifies and followed up on opportunities for improvement, if applicable.

PREVENTIVE HEALTH SERVICES - Requirement removed, not applicable to Healthy Options or the State Children’s Health Insurance Plan.

These Standards are Copyright (July 1, 2003 - June 30, 2004) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

27

HO & SCHIP Contract Exhibit B

Exhibit B PLACEHOLDER

1